Document and Entity Information	3 Months Ended	12 Months Ended
	Mar. 31, 2012	Dec. 31, 2011
Document and Entity Information [Abstract]
Entity Registrant Name	Tronox Ltd	Tronox Ltd
Entity Central Index Key	0001530804	0001530804
Document Type	S-1	S-1
Document Period End Date	Mar 31, 2012	Dec 31, 2011
Amendment Flag	false	false
Entity Filer Category	Non-accelerated Filer	Non-accelerated Filer

Condensed Consolidated Balance Sheets (Unaudited) (USD $) In Millions, unless otherwise specified	Mar. 31, 2012 Successor	Dec. 31, 2011 Successor	Dec. 31, 2010 Predecessor	Dec. 31, 2010 Predecessor Class A Common Stock	Dec. 31, 2010 Predecessor Class B Common Stock
Current Assets
Cash and cash equivalents	$ 222.7	$ 154	$ 141.7
Accounts receivable:
Third party, net of allowance for doubtful accounts	348.4	270.9	243.8
Related party	1.7	6.9	2.7
Inventories	404.4	311.2	198.4
Prepaid and other assets	18	21.7	144.8
Deferred income taxes	4.3	4.3	4.3
Total Current Assets	999.5	769	735.7
Property, Plant and Equipment, Net	558.8	554.5	315.5
Intangible Assets, Net	307.4	313.3
Other Long-Term Assets	37.3	20.6	46.7
Total Assets	1,903	1,657.4	1,097.9
Accounts payable:
Third party	134.3	126.9	134.7
Related party	72.6	74.8	64.3
Accrued liabilities	41.5	45.7	45.7
Long-term debt due within one year	4.4	5.9	4.3
Income taxes payable	42.6	27.6	3.3
Total Current Liabilities	295.4	280.9	252.3
Noncurrent Liabilities
Long-term debt	551.9	421.4	420.7
Pension and postretirement healthcare benefits	142.2	142.7	107.2
Deferred income taxes	18.4	19.1
Other	47.1	41	47.4
Total Noncurrent Liabilities	759.6	624.2	575.3
Liabilities Subject to Compromises			900.3
Contingencies and commitments (Note 13)
Stockholders' Equity
Common stock value	0.1	0.1		0.2	0.2
Capital in excess of par value	582.6	579.2	496.2
Retained earnings (accumulated deficit)	327.8	241.5	(1,128.2)
Accumulated other comprehensive income (loss)	(50.3)	(57)	8.8
Treasury stock, at cost	(12.2)	(11.5)	(7.2)
Total Stockholders' Equity	848	752.3	(630)
Total Liabilities and Stockholders' Equity	$ 1,903	$ 1,657.4	$ 1,097.9

Condensed Consolidated Balance Sheets (Unaudited) (Parenthetical) (USD $) In Millions, except Share data, unless otherwise specified	Mar. 31, 2012 Successor	Dec. 31, 2011 Successor	Dec. 31, 2010 Predecessor	Dec. 31, 2010 Predecessor Class A Common Stock	Dec. 31, 2010 Predecessor Class B Common Stock
Allowance for doubtful accounts receivable	$ 0.7	$ 0.4	$ 0.8
Common stock, par value	$ 0.01	$ 0.01	$ 0.01	$ 0.01	$ 0.01
Common stock, shares authorized	100,000,000	100,000,000	100,000,000	100,000,000	100,000,000
Common stock, shares issued	15,420,567	15,406,803		19,107,367	22,889,431
Common stock, shares outstanding	15,088,815	15,076,691
Treasury stock, shares	98,303	94,513	623,953

Condensed Consolidated Statements of Operations (Unaudited) (USD $) In Millions, except Share data in Thousands, unless otherwise specified	2 Months Ended	3 Months Ended	11 Months Ended	1 Months Ended	12 Months Ended
	Mar. 31, 2011 Successor	Mar. 31, 2012 Successor	Dec. 31, 2011 Successor	Jan. 31, 2011 Predecessor	Dec. 31, 2010 Predecessor	Dec. 31, 2009 Predecessor
Net Sales	$ 267.1	$ 433.6	$ 1,543.4	$ 107.6	$ 1,217.6	$ 1,070.1
Cost of goods sold	(229.8)	(276.3)	(1,104.5)	(82.3)	(996.1)	(931.9)
Gross Margin	37.3	157.3	438.9	25.3	221.5	138.2
Selling, general and administrative expenses	(19.5)	(44.3)	(151.7)	(5.4)	(59.2)	(71.7)
Gain on the sale of land						1
Impairment of long-lived assets						(0.4)
Restructuring charges						(17.3)
Net loss on deconsolidation of subsidiary			0.2		5.3	(24.3)
Litigation/arbitration settlement			9.8
Provision for environmental remediation and restoration, net of reimbursements			4.5		47.3	28.2
Income from Operations	17.8	113	301.5	19.9	209.6	25.5
Interest and debt expense	(5.3)	(7.9)	(30)	(2.9)	(49.9)	(35.9)
Other income (expense)	1	(1.4)	(9.8)	1.6	(8.3)	(10.3)
Reorganization income (expense)				613.6	(144.8)	(9.5)
Income (Loss) from Continuing Operations before Income Taxes	13.5	103.7	261.7	632.2	6.6	(30.2)
Income tax (provision) benefit	(3.3)	(17.4)	(20.2)	(0.7)	(2)	1.5
Income (Loss) from Continuing Operations	10.2	86.3	241.5	631.5	4.6	(28.7)
Income (Loss) from discontinued operations, net of income tax benefit of nil, nil, nil, nil and nil, respectively				(0.2)	1.2	(9.8)
Net Income (Loss)	$ 10.2	$ 86.3	$ 241.5	$ 631.3	$ 5.8	$ (38.5)
Basic -
Continuing operations	$ 0.68	$ 5.72	$ 16.12	$ 15.29	$ 0.11	$ (0.7)
Discontinued operations				$ (0.01)	$ 0.03	$ (0.24)
Net income per share	$ 0.68	$ 5.72	$ 16.12	$ 15.28	$ 0.14	$ (0.94)
Diluted -
Continuing operations	$ 0.65	$ 5.48	$ 15.46	$ 15.25	$ 0.11	$ (0.7)
Discontinued operations					$ 0.03	$ (0.24)
Net income per share	$ 0.65	$ 5.48	$ 15.46	$ 15.25	$ 0.14	$ (0.94)
Weighted Average Shares Outstanding (in thousands):
Basic	14,924	15,078	14,981	41,311	41,232	41,176
Diluted	15,793	15,733	15,619	41,399	41,383	41,176

Condensed Consolidated Statements of Operations (Unaudited) (Parenthetical) (USD $)	2 Months Ended	3 Months Ended	11 Months Ended	1 Months Ended	12 Months Ended
	Mar. 31, 2011 Successor	Mar. 31, 2012 Successor	Dec. 31, 2011 Successor	Jan. 31, 2011 Predecessor	Dec. 31, 2010 Predecessor	Dec. 31, 2009 Predecessor
Income tax benefit on loss from discontinued operations

Condensed Consolidated Statements Comprehensive Income (Unaudited) (USD $) In Millions, unless otherwise specified	2 Months Ended	3 Months Ended	11 Months Ended	1 Months Ended	12 Months Ended
	Mar. 31, 2011 Successor	Mar. 31, 2012 Successor	Dec. 31, 2011 Successor	Jan. 31, 2011 Predecessor	Dec. 31, 2010 Predecessor		Dec. 31, 2009 Predecessor
Net Income	$ 10.2	$ 86.3	$ 241.5	$ 631.3	$ 5.8		$ (38.5)
Foreign currency translation adjustments	1.3	6.7	(6.1)	0.9	(10)		36.8
Reclassification of realized (gain) loss on cash flow hedges to net income (loss), net of taxes of nil, nil, nil and $0.3							0.4
Retirement and postretirement plans:
Actuarial loss, net of taxes of 1.9 million, nil, nil and nil			(50.9)		(18.7)		(11.3)
Amortization of actuarial gain, net of taxes of nil for all periods				0.5	3.1		4.3
Prior service credit, net of taxes of nil, nil, nil and nil					(12.1)
Amortization of prior service cost, net of taxes of nil for all periods				(1.1)	(14)		(3.9)
Termination of nonqualified benefits restoration plan, net of taxes of nil, nil, nil and nil (1)					(4.4)	[1]
Deconsolidation of Germany pension plan, net of taxes of nil, nil, nil and nil (2)							(0.3)	[2]
Other comprehensive income	1.3	6.7	(57)	0.3	(23.1)		26
Total comprehensive income	$ 11.5	$ 93	$ 184.5	$ 631.6	$ (17.3)		$ (12.5)

[1]	The nonqualified benefits restoration plan was terminated as part of the Plan.
[2]	The Company's German operations were declared insolvent on March 13, 2009, as discussed in Note 20.

Condensed Consolidated Statements Comprehensive Income (Unaudited) (Parenthetical) (USD $) In Millions, unless otherwise specified	1 Months Ended	2 Months Ended	3 Months Ended	11 Months Ended	12 Months Ended
	Jan. 31, 2011	Mar. 31, 2011	Mar. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Condensed Consolidated Statements Comprehensive Income [Abstract]
Tax on realized (gain) loss on cash flow hedges						$ 0.3
Tax effect on actuarial loss				1.9
Tax effect on amortization of actuarial gain
Tax on prior service credit
Tax effect on amortization of prior service cost
Tax effect on termination of nonqualified benefits restoration plan
Tax effect on deconsolidation of Germany pension plan

Condensed Consolidated Statements of Cash Flows (Unaudited) (USD $) In Millions, unless otherwise specified	2 Months Ended	3 Months Ended	11 Months Ended	1 Months Ended	12 Months Ended
	Mar. 31, 2011 Successor	Mar. 31, 2012 Successor	Dec. 31, 2011 Successor	Jan. 31, 2011 Predecessor	Dec. 31, 2010 Predecessor	Dec. 31, 2009 Predecessor
Cash Flows from Operating Activities
Net income (loss)	$ 10.2	$ 86.3	$ 241.5	$ 631.3	$ 5.8	$ (38.5)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Depreciation, depletion and amortization	13.1	22.1	79.1	4.1	50.1	53.1
Impairments and write-downs of long-lived assets and inventory					2.5	17.1
Deferred income taxes	(1.6)	0.1	3.8	0.8	(5.1)	(1.9)
Provision for environmental remediation and restoration, net of reimbursements			(4.5)		(47.3)	(28.2)
Amortization of debt issuance costs	0.1	0.8	0.8	0.3	9.2	2.9
Pension and postretirement healthcare benefit (income) expense, net	0.8	1.3	4.4	(0.4)	(10.5)	6
(Gain) loss on liquidation/dissolution/deconsolidation of subsidiaries			(0.2)		(5.3)	24.3
Gain on the sale of land						(1)
Stock compensation expense	2.9	6.7	13.8	0.1	0.5	0.2
Other noncash items affecting net income (loss)	3.4	2.3	(6.7)	(0.2)	8.1	10.7
Reorganization items:
Noncash reorganization items				(636.6)	97.6	(33.5)
Gain on forgiveness of debt						(5)
Environmental settlement funding				(270)
Claims paid with cash				(18.6)	(82.6)	(2.6)
Tort settlement funding				(16.5)		(117.7)
Professional and legal fees				(12)	(51.5)	(28)
Changes in assets and liabilities:
(Increase) decrease in trade accounts receivable	(59.5)	(77.5)	(56)	(8.1)	(11.9)	(22.5)
(Increase) decrease in related parties accounts receivable	(1.6)	5.2	(2)	(2.1)	0.9	(5)
(Increase) decrease in inventories	33.5	(93.2)	(64)	(15.3)	(6.6)	55.4
(Increase) decrease in prepaids and other assets	(0.3)	(0.4)	27.7	35.4	20.2	(1.9)
Increase (decrease) in accounts payable and accrued liabilities	(58.5)	7.6	(38.2)	23.1	83.2	61.2
Increase (decrease) in related parties accounts payable	17.5	(2.2)	9.9	0.5	17	13
Increase (decrease) in taxes payable	4.3	15.3	26	0.2	(1.3)	(2.3)
Other, net	31.5	(0.2)	23.5	1	5.5	(1.9)
Cash provided by (used in) operating activities	(4.2)	(25.8)	263.4	(283.1)	76.9	(54.5)
Cash Flows from Investing Activities:
Capital expenditures	(8.3)	(20.7)	(132.9)	(5.5)	(45)	(24)
Collection of repurchased receivables						41.1
Repurchase of securitized receivables						(41.1)
Proceeds from sale of assets			0.5			1.2
Cash used in investing activities	(8.3)	(20.7)	(132.4)	(5.5)	(45)	(22.8)
Cash Flows from Financing Activities
Reductions of debt	(1.1)	(421.1)	(44.7)		(425)	(272.8)
Proceeds from borrowings	14	550	14	25	425	490
Debt issuance costs and commitment fees		(19)	(5.5)	(2.4)	(15.4)	(45.6)
Fee related to rights offerings and other related debt costs					(16.8)
Other equity, net		0.3	1.3
Proceeds from rights offering				185
Cash provided by financing activities	12.9	110.2	(34.9)	207.6	(32.2)	171.6
Effects of Exchange Rate Changes on Cash and Cash Equivalents	0.4	5	(3.1)	0.3	(1.3)	(0.8)
Net Increase (Decrease) in Cash and Cash Equivalents	0.8	68.7	93	(80.7)	(1.6)	93.5
Cash and Cash Equivalents at Beginning of Period	61	154	61	141.7	143.3	49.8
Cash and Cash Equivalents at End of Period	61.8	222.7	154	61	141.7	143.3
Supplemental Cash Flow Information
Interest paid			28.6	2.6	39.6	24.6
Net income taxes paid			$ 8	$ 0.3	$ 5.7	$ 2.6

Condensed Consolidated Statements of Stockholders' Equity (Unaudited) (USD $) In Millions, unless otherwise specified	Retained Earnings (Accumulated Deficit)	Accumulated Other Comprehensive Income (Loss)	Treasury Stock	Non-Controlling Interest	Class A Common Stock	Class B Common Stock	Successor	Successor Capital in Excess of par Value	Successor Retained Earnings (Accumulated Deficit)	Successor Accumulated Other Comprehensive Income (Loss)	Successor Treasury Stock	Successor Non-Controlling Interest	Successor Common Stock	Successor Class A Common Stock	Successor Class B Common Stock	Predecessor	Predecessor Capital in Excess of par Value	Predecessor Retained Earnings (Accumulated Deficit)	Predecessor Accumulated Other Comprehensive Income (Loss)	Predecessor Treasury Stock	Predecessor Non-Controlling Interest	Predecessor Common Stock	Predecessor Class A Common Stock	Predecessor Class B Common Stock
Beginning balance at Dec. 31, 2008																$ (597.5)	$ 495	$ (1,095.5)	$ 5.9	$ (6.7)	$ 3.4		$ 0.2	$ 0.2
Comprehensive Income (Loss):
Net income (loss)																(38.5)		(38.5)
Other comprehensive income																26			26
Total comprehensive income																(12.5)
Stock compensation expense																0.2	0.8			(0.6)
Transfers to liabilities subject to compromise																(3.4)					(3.4)
Ending balance at Dec. 31, 2009																(613.2)	495.8	(1,134)	31.9	(7.3)
Comprehensive Income (Loss):
Net income (loss)																5.8		5.8
Other comprehensive income																(23.1)			(23.1)
Total comprehensive income																(17.3)
Stock compensation expense																0.5	0.4			0.1
Ending balance at Dec. 31, 2010																(630)	496.2	(1,128.2)	8.8	(7.2)
Beginning balance at Dec. 31, 2009																(613.2)	495.8	(1,134)	31.9	(7.3)			0.2	0.2
Comprehensive Income (Loss):
Net income (loss)																631.3		631.3
Other comprehensive income																0.3			0.3
Total comprehensive income																631.6
Stock compensation expense																0.1	0.1
Fresh start reporting adjustments:
Elimination of predecessor common stock, capital in excess of par value, and accumulated deficit																(1.7)	(496.3)	496.9	(9.1)	7.2			(0.2)	(0.2)
Issuance of new common stock																564.2		564.1				0.1
Ending balance at Jan. 31, 2011													0.1			564.2	564.1					0.1
Beginning balance at Dec. 31, 2010																(630)	496.2	(1,128.2)	8.8	(7.2)			0.2	0.2
Comprehensive Income (Loss):
Net income (loss)																631.3		631.3
Other comprehensive income																0.3			0.3
Total comprehensive income																631.6
Stock compensation expense																0.1	0.1
Fresh start reporting adjustments:
Elimination of predecessor common stock, capital in excess of par value, and accumulated deficit																(1.7)	(496.3)	496.9	(9.1)	7.2			(0.2)	(0.2)
Issuance of new common stock																564.2	564.1					0.1
Ending balance at Jan. 31, 2011							564.2	564.1					0.1			564.2	564.1					0.1
Comprehensive Income (Loss):
Net income (loss)							10.2		10.2
Other comprehensive income							1.3			1.3
Total comprehensive income							11.5
Shares withheld for claims							(6.9)				(6.9)
Warrants exercised							0.7	0.7
Stock compensation expense							2.9	3			(1)
Ending balance at Mar. 31, 2011							571.5	567.8	10.2	1.3	(7.9)		0.1
Beginning balance at Jan. 31, 2011							564.2	564.1					0.1
Comprehensive Income (Loss):
Net income (loss)							241.5		241.5
Other comprehensive income							(57)			(57)
Total comprehensive income							184.5
Shares withheld for claims							(6.8)				(6.8)
Warrants exercised							1.3	1.3
Stock compensation expense							13.8	13.8			(4.7)
Ending balance at Dec. 31, 2011							752.3	579.2	241.5	(57)	(11.5)		0.1
Comprehensive Income (Loss):
Net income (loss)							86.3		86.3
Other comprehensive income							6.7			6.7
Total comprehensive income							93
Warrants exercised							0.1	0.1
Stock compensation expense							6.7	3.3			(0.7)
Ending balance at Mar. 31, 2012							$ 848	$ 582.6	$ 327.8	$ (50.3)	$ (12.2)		$ 0.1

The Company	3 Months Ended	12 Months Ended
	Mar. 31, 2012	Dec. 31, 2011
The Company, Basis of Presentation and Significant Accounting Policies [Abstract]
The Company

1. The Company

Tronox Incorporated, a Delaware Corporation, and its subsidiaries (collectively referred to as “Tronox” or the “Company”) is one of the leading producers and marketers of titanium dioxide (“TiO2”) pigment, which is used in consumer products such as paint, plastic and certain specialty products. The Company was formed on May 17, 2005, in preparation for the contribution (the “Contribution”) and transfer by Kerr-McGee Corporation (“Kerr-McGee” or “KM”) of certain entities, including those comprising substantially all of its chemical business. The Company has one reportable segment representing its pigment business. The pigment segment primarily produces and markets TiO 2, and has production facilities in the United States, Australia and the Netherlands. The pigment segment also includes heavy minerals production operated through the Company’s joint venture in Australia (the “Tiwest Joint Venture”). The heavy minerals production is integrated with the Company’s Australian pigment plant, but also has third-party sales of minerals not utilized by its pigment operations. Electrolytic and other chemical products, which does not constitute a reportable segment, represents the Company’s other operations, which are comprised of electrolytic manufacturing and marketing operations, all of which are located in the United States. Electrolytic and other chemical products is reported in “Other Activities” when reconciling segmented information presented in Note 22.

On January 12, 2009 (the “Petition Date”), Tronox Incorporated and certain of its subsidiaries (collectively, the “Debtors”) filed voluntary petitions in the U.S. Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”) seeking reorganization relief under the provisions of Chapter 11 of Title 11 of the United States Code (the “Bankruptcy Code”). The Debtors’ Chapter 11 cases were consolidated for the purpose of joint administration. On November 30, 2010 (the “Confirmation Date”), the Bankruptcy Court entered an order (the “Confirmation Order”) confirming the Debtors’ First Amended Joint Plan of Reorganization pursuant to Chapter 11 of the Bankruptcy Code, dated November 5, 2010 (as amended and confirmed, the “Plan”).

Material conditions to the Plan were resolved during the period from the Confirmation Date until January 26, 2011, and subsequently on February 14, 2011 (the “Effective Date”), the Debtors emerged from bankruptcy and continued operations as reorganized Tronox Incorporated. See Note 4 for additional information on the Company’s emergence from bankruptcy.

The Company applied fresh-start accounting under Accounting Standards Codification (“ASC”) 852, Reorganizations (“ASC 852”) as of January 31, 2011. The Company evaluated the activity between January 26, 2011 and January 31, 2011 and, based upon the immateriality of such activity, concluded that the use of January 31, 2011 to reflect the fresh-start accounting adjustments was appropriate for financial reporting purposes. Accordingly, the financial information set forth in this report, unless otherwise expressly set forth or as the context otherwise indicates, reflects the consolidated results of operations and financial condition of Tronox and its subsidiaries on a fresh-start basis for the period beginning February 1, 2011 (“Successor”), and of Tronox and its subsidiaries on a historical basis for the period through January 31, 2011 (“Predecessor”).

Acquisition of Exxaro Mineral Sands Operations

On September 25, 2011, the Company entered into a definitive agreement (the “Transaction Agreement”) with Exxaro Resources Limited (“Exxaro”) and certain of its affiliated companies, to acquire 74% of its South African mineral sands operations, including its Namakwa and KZN Sands mines, separation facilities and slag furnaces, along with Exxaro’s 50% share of the Tiwest Joint Venture in Western Australia (together “Exxaro Mineral Sands”), which is referred to as the Transaction (the “Transaction”).

Pursuant to a Registration Statement on Form S-4 (File No. 333-178835) declared effective by the Securities and Exchange Commission (the “SEC”) on May 4, 2012 (the “Registration Statement”) for the initial public offering of shares of Tronox Limited’s Class A common stock, par value $0.01 per share (“New Common Stock”), Tronox Limited will issue 16,445,827 shares of its Class A common stock in a registered initial public offering (the “Equity Public Offering”). On May 30, 2012, the Company will hold a special meeting of the stockholders of Tronox Incorporated to adopt the Transaction Agreement for the purpose of approving the Transaction, and therefore become subject to the Constitution of Tronox Limited and applicable provisions of Australian law.

In the Transaction, the existing business of Tronox Incorporated will be combined with the Exxaro Mineral Sands business under a new Australian holding company, Tronox Limited. The Transaction will be effectuated in two primary steps. In the first step, Tronox Incorporated will become a subsidiary of Tronox Limited, with Tronox Incorporated stockholders receiving one Class A Share and $12.50 in cash for each share of Tronox Incorporated common stock, unless the holder elects to receive an exchangeable share of Tronox Limited (subject to proration), which will be exchangeable for one Class A Share of Tronox Limited and an amount in cash equal to $12.50 without interest (the “Exchangeable Shares”). The Exchangeable Shares will not be transferable until after December 31, 2012, but the Tronox Limited Class A Shares, including those delivered upon the exchange of an Exchangeable Share, will be transferable. In the second step, Tronox Limited will acquire Exxaro Mineral Sands in exchange for issuance of Class B Shares to Exxaro and one of its subsidiaries. Upon completion of the Transaction, assuming no Tronox Incorporated stockholders elect to receive Exchangeable Shares, former Tronox Incorporated stockholders and Exxaro will hold 15,238,612 Class A Shares and 9,950,856 Class B Shares, respectively, representing approximately 61.5% and 38.5%, respectively, of the voting power in Tronox Limited.

As of the closing of the Transaction, Tronox Limited will be the world’s third-largest producer and marketer of TiO2 manufactured via chloride technology, as well as was the third-largest titanium feedstock producer and the second largest zircon producer. Tronox Limited will have global operations in the Americas, Europe, South Africa and the Asia-Pacific region. Its assured feedstock supply and global presence, combined with a focus on providing customers with world-class products, end-use market expertise and strong technical support, will allow it to continue to sell products to a diverse portfolio of customers in various regions of the world, with most of whom it has well-established relationships. Tronox Limited will operate three TiO2 facilities at the following locations: Hamilton, Mississippi, Botlek, The Netherlands and Kwinana, Australia representing 465,000 tonnes of annual TiO 2 production capacity. Additionally, Tronox Limited will operate three separate mining operations: KZN Sands located in South Africa, Namakwa Sands located in South Africa and Tiwest located in Australia, which have a combined production capacity of 723,000 tonnes of titanium feedstock and 265,000 tonnes of zircon.

Tiwest Joint Venture

	Nature of Business	2011%	2010%	2009%
Tiwest Joint Venture	Titanium minerals, and pigment production	50%	50%	50%

The Company operates the Tiwest Joint Venture with Exxaro Australia Sands Pty Ltd., which is a subsidiary of Exxaro. The Tiwest Joint Venture operates a chloride process TiO2 plant located in Kwinana, Western Australia (the “Kwinana Facility”), a mining operation in Cooljarloo, Western Australia, and a mineral separation plant and a synthetic rutile processing facility, both in Chandala, Western Australia.

The Tiwest Joint Venture is a contractual relationship between Tronox and Exxaro whereby each party holds an undivided interest in each asset of the joint venture, and are proportionally liable for each of the joint venture’s liabilities. The Tiwest Joint Venture is not a separate legal entity and does not enter into any transactions. Transactions are entered into by the joint venture partners who have the right to sell their own product, collect their proportional share of the revenues and absorb their share of costs. As such, the Company does not account for the Tiwest Joint Venture under the equity method.

The Company accounts for its share of the Tiwest Joint Venture’s assets that are jointly controlled and its share of liabilities for which it is jointly responsible on a proportionate gross basis in its Condensed Consolidated Balance Sheet. Additionally, the Company accounts for the revenues generated from its share of the products sold and its share of the expenses of the joint venture on a gross basis in its Condensed Consolidated Statements of Operations.

Through a separate agreement, the Company is responsible for the marketing of Exxaro’s TiO 2, in which capacity it acts as principal and bears the credit risk for such sales. As the Company acts as principal, the total tonnes of TiO2 from the Tiwest Joint Venture sold are included in the Company’s net sales and the cost to acquire any tonnes from Exxaro is included in the Company’s cost of goods sold.

In the second step of the Transaction, as discussed above, Tronox Limited will acquire Exxaro Mineral Sands. Exxaro Mineral Sands is composed of Exxaro Sands and Exxaro TSA Sands in South Africa, and Exxaro’s 50.0% interest in the Tiwest Joint Venture. As such, Tronox Limited will own 100% of the Tiwest Joint Venture as of the date of the Transaction.

1. The Company

Tronox Incorporated, a Delaware Corporation, was formed on May 17, 2005, (“Tronox” or the “Company”) in preparation for the contribution (the “Contribution”) and transfer by Kerr-McGee Corporation (“Kerr-McGee” or “KM”) of certain entities, including those comprising substantially all of its chemical business. The Company has one reportable segment representing the pigment business. The pigment segment primarily produces and markets titanium dioxide pigment (“TiO 2”) and has production facilities in the United States, Australia and the Netherlands. The pigment segment also includes heavy minerals production operated through the Company’s joint venture in Australia (the “Tiwest Joint Venture”). The heavy minerals production is integrated with the Company’s Australian pigment plant, but also has third-party sales of minerals not utilized by the pigment operations. Electrolytic and other chemical products (which do not constitute a reportable segment) represent other operations which are comprised of electrolytic manufacturing and marketing operations, all of which are located in the United States, and are reported in “Other Activities” when reconciling segmented information presented in Note 24.

Formation

The Contribution was completed in November 2005, along with the recapitalization of the Company, whereby common stock held by Kerr-McGee converted into approximately 22.9 million shares of Class B common stock. An initial public offering (“IPO”) of Class A common stock was completed on November 28, 2005. Prior to the IPO, the Company was a wholly owned subsidiary of Kerr-McGee. Pursuant to the IPO registration statement on Form S-1, the Company sold approximately 17.5 million shares of its Class A common stock at a price of $14.00 per share. Pursuant to the terms of the Master Separation Agreement dated November 28, 2005, among Kerr-McGee, Kerr-McGee Worldwide Corporation and the Company (the “MSA”), the net proceeds from the IPO of $224.7 million were distributed to Kerr-McGee.

Concurrent with the IPO, the Company, through its wholly owned subsidiaries, issued $350.0 million in aggregate principal amount of 9.5% senior unsecured notes due 2012 and borrowed $200.0 million under a six-year senior secured credit facility. Pursuant to the terms of the MSA, the Company distributed to Kerr-McGee the net proceeds from the borrowings of approximately $537.1 million.

Following the IPO, approximately 43.3% of the total outstanding common stock was held by the general public and 56.7% was held by Kerr-McGee. The holders of Class A common stock and Class B common stock had identical rights, except that holders of Class A common stock were entitled to one vote per share, while holders of Class B common stock were entitled to six votes per share on all matters to be voted on by stockholders.

On March 8, 2006, Kerr-McGee’s Board of Directors declared a dividend of the Company’s Class B common stock owned by Kerr-McGee to its stockholders (the “Distribution”). The Distribution was completed on March 30, 2006, resulting in Kerr-McGee having no ownership or voting interest in the Company. The Contribution included significant liabilities related to the historic operations of Kerr-McGee, such as coal mining, wood treatment, refining, thorium compounds manufacturing, uranium and refining operations, that had been terminated, discontinued, or divested in prior years.

Bankruptcy Proceedings and Emergence from Chapter 11

On January 12, 2009 (the “Petition Date”), Tronox and certain of its subsidiaries (collectively, the “Debtors”) filed voluntary petitions in the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”) seeking reorganization relief under the provisions of Chapter 11 of Title 11 of the United States Code (the “Bankruptcy Code”). The Debtors’ Chapter 11 cases were consolidated for the purpose of joint administration. On November 30, 2010 (the “Confirmation Date”), the Bankruptcy Court entered an order (the “Confirmation Order”) confirming the Debtors’ First Amended Joint Plan of Reorganization pursuant to Chapter 11 of the Bankruptcy Code, dated November 5, 2010 (as amended and confirmed, the “Plan”). Under Chapter 11 of the Bankruptcy Code, a debtor may reorganize its business for the benefit of its stakeholders with the consummation of a plan of reorganization being the principal objective. Among other things (subject to certain limited exceptions and except as otherwise provided in the Plan or the Confirmation Order), the Confirmation Order discharged the Debtors from any debt arising before the Petition Date, terminated all of the rights and interests of pre-bankruptcy equity security holders and substituted the obligations set forth in the Plan and new common stock for those pre-bankruptcy claims. Under the Plan, claims and equity interests were divided into classes according to their relative priority and other criteria.

The Plan was designed to accomplish, and was premised on, a resolution of the Debtor’s legacy environmental liabilities (the “Legacy Environmental Liabilities”) and legacy tort liabilities (the “Legacy Tort Liabilities” and collectively, with the Legacy Environmental Liabilities, the “KM Legacy Liabilities”). The Plan ensured that the Debtors emerged from Chapter 11 free of the significant KM Legacy Liabilities and were sufficiently capitalized. A final settlement was reached in November 2010 with respect to the Legacy Environmental Liabilities (the “Environmental Settlement”) and the Legacy Tort Liabilities (the “Tort Settlement” and, together with the Environmental Settlement, the “Settlement”). In exchange, claimants provided the Debtors and the reorganized Tronox Incorporated with discharges and/or covenants not to sue subsequent to the Effective Date with respect to the Debtors liability for the Legacy Environmental Liabilities. The Settlement established certain environmental response and tort claims trusts that are now responsible for the KM Legacy Liabilities in exchange for cash, certain non-monetary assets, and the rights to the proceeds of certain ongoing litigation and insurance and other third party reimbursement agreements. The Plan also provided for the creation and funding of a torts claim trust (the “Tort Claims Trust”), which was the sole source of distributions to holders of Legacy Tort Liabilities claims, who were paid in accordance with the terms of such trust’s governing documentation.

As a result of the settlement of the Debtors’ pre-petition debt and termination of the rights and interests of pre-bankruptcy equity, the Plan enabled Tronox Incorporated to reorganize around its existing operating locations, including: (a) its headquarters and technical facility at Oklahoma City, Oklahoma; (b) the TiO 2 facilities at Hamilton, Mississippi and Botlek, the Netherlands; (c) the electrolytic chemical businesses at Hamilton, Mississippi and Henderson, Nevada (except that the real property and buildings associated with the Henderson business were transferred to an environmental response trust and reorganized Tronox Incorporated is not responsible for environmental remediation related to historic contamination at such site); and (d) its interest in the Tiwest Joint Venture.

Material conditions to the Plan, most notably the settlement of the claims related to the KM Legacy Liabilities, were resolved during the period from the Confirmation Date until January 26, 2011, when the environmental settlement was approved by the Bankruptcy Court, and subsequently on February 14, 2011 (the “Effective Date”), the Debtors emerged from bankruptcy and continued operations as reorganized Tronox Incorporated.

To fund cash payments required by the Plan and meet the go-forward operating and working capital needs of its business, Tronox relied on a combination of debt financing and money from new equity investments made by certain existing creditors. Specifically, such funding included: (i) total funded exit financing of no more than $470.0 million and (ii) the proceeds of a $185.0 million rights offering (the “Rights Offering”) open to substantially all unsecured creditors and backstopped by certain unsecured creditors. In addition, the reorganization included: (i) settlement of government claims related to the Legacy Environmental Liabilities through the creation of certain environmental response trusts and a litigation trust; (ii) settlement of claims related to the Legacy Tort Liabilities through the establishment of a torts claim trust; (iii) issuance of new common stock (the “New Common Stock”) whereby holders of the allowed general unsecured claims received their pro rata share of 50.9% of the New Common Stock on the Effective Date, and the opportunity to participate in the Rights Offering for an aggregate of 49.1% of the New Common Stock, also issued on the Effective Date; and (iv) issuance of warrants, on the Effective Date, to the holders of equity in the Company consisting of two tranches: the new series A warrants (the “Series A Warrants”) and the new series B warrants (the “Series B Warrants”), to purchase their pro rata share of a combined total of 7.5% of the New Common Stock, after and including the issuance of any New Common Stock upon exercise of the Series A Warrants and the Series B Warrants.

The consummation of the Plan resulted in a substantial realignment of the interests in the Company between its existing prepetition creditors and stockholders. As a result, Tronox was required to adopt fresh-start accounting. Having resolved the material contingencies related to implementing the Plan on January 26, 2011 and due to the proximity of the Effective Date to the end of month accounting period, which closed on January 31, 2011, the Company applied fresh-start accounting as of January 31, 2011. The Company evaluated the activity between January 26, 2011 and January 31, 2011 and, based upon the immateriality of such activity, concluded that the use of January 31, 2011 to reflect the fresh-start accounting adjustments was appropriate for financial reporting purposes. The use of the January 31, 2011 date is for financial reporting purposes only and does not affect the Effective Date of the Plan.

Fresh-start accounting provisions were applied pursuant to Accounting Standards Codification (“ASC”) 852, Reorganizations (“ASC 852”), and the financial statements as of February 1, 2011 and for subsequent periods report the results of Tronox with no beginning retained earnings or accumulated deficit, and reflect the creation and issuance of the Company’s new share capital.

Germany Insolvency Petition

Tronox Pigments GmbH, the Predecessor’s holding subsidiary for a pigment facility in Uerdingen, Germany, filed an application with the insolvency court in Krefeld, Germany, to commence insolvency proceedings on March 13, 2009. The German Insolvency Court appointed a trustee to administer the insolvency proceedings which resulted in the Company losing management control over these subsidiaries. As a result, the German subsidiaries have been deconsolidated from the Company’s consolidated financial statements as of March 13, 2009. Management has determined that the operations and cash flows of its insolvent German subsidiaries qualify as a discontinued operation. Accordingly, all amounts associated with these operations have been included in discontinued operations.

Acquisition of Exxaro Mineral Sands Operations

On September 25, 2011, the Company entered into a definitive agreement (the “Transaction Agreement”) with Exxaro Resources Limited (“Exxaro”) and certain of its affiliated companies, to acquire 74% of its South African mineral sands operations, including its Namakwa and KZN Sands mines, separation and slag furnaces, along with Exxaro’s 50% share of the Tiwest Joint Venture in Western Australia (together “Exxaro Mineral Sands”), which the Company refers to as the Transaction (the “Transaction”). The combination of Exxaro’s Mineral Sands business, along with Tronox’s proprietary chloride titanium dioxide process technology, will establish Tronox as the only fully vertically integrated pigment company.

In the Transaction, the existing business of Tronox Incorporated will be combined with the Exxaro Mineral Sands business under a new Australian holding company, Tronox Limited. The Transaction will be effectuated in two primary steps. In the first step, Tronox Incorporated will become a subsidiary of Tronox Limited, with Tronox Incorporated stockholders receiving one Class A Share and $12.50 in cash for each share of Tronox Incorporated common stock, unless the holder elects to receive an exchangeable share of Tronox Limited (subject to proration), which is exchangeable for one Class A Share of Tronox Limited and an amount in cash equal to $12.50 without interest (the “Exchangeable Shares”). The Exchangeable Shares will not be transferable until after December 31, 2012 but the Tronox Limited Class A Shares, including those deliverable upon the exchange of an Exchangeable Share, will be transferable. In the second step, Tronox Limited will acquire Exxaro Mineral Sands in exchange for issuance of Class B Shares to Exxaro and one of its subsidiaries. Upon completion of the Transaction, assuming no Tronox Incorporated stockholders elect to receive Exchangeable Shares, former Tronox Incorporated stockholders and Exxaro will hold 15,236,568 Class A Shares and 9,950,856 Class B Shares, respectively, representing approximately 61.5% and 38.5%, respectively, of the voting power in Tronox Limited.

Upon the closing of the Transaction, each outstanding Series A Warrants and Series B Warrants will be converted into a warrant to acquire, under the same terms and conditions, Class A shares of Tronox Limited and a cash payment of $12.50. Any fractional Class A Shares resulting from an aggregation of all such warrants granted to the holder under a particular award agreement with the same exercise price shall be rounded down.

On December 30, 2011, the Company filed a Form S-4 with the Securities and Exchange Commission (the “SEC”). The Form S-4 has been filed with the SEC but has not yet become effective. The Tronox Limited securities may not be sold nor may offers to buy them be accepted prior to the time the registration statement becomes effective.

Basis of Presentation	3 Months Ended
Mar. 31, 2012
Basis of Presentation and Balance Sheet Data [Abstract]
Basis of Presentation

2. Basis of Presentation

The accompanying condensed consolidated financial statements of Tronox Incorporated are unaudited and have been prepared pursuant to the rules and regulations of the SEC regarding interim financial reporting. Accordingly, they do not include all of the information and footnotes required by accounting principles generally accepted in the United States (“U.S. GAAP”) for complete financial statements and should be read in conjunction with the audited consolidated financial statements and notes thereto included in Tronox Limited and Tronox Incorporated’s Registration Statement. The December 31, 2011 balance sheet was derived from audited financial statements, but does not include all of the disclosures required by U.S. GAAP for complete financial statements.

In management’s opinion, the accompanying unaudited condensed consolidated financial statements reflect all adjustments, consisting only of normal recurring adjustments, considered necessary for a fair presentation. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. It is at least reasonably possible that the effect on the financial statements of a change in estimate within one year of the date of the financial statements due to one or more future confirming events could have a material effect on the financial statements. The consolidated results of operations for interim periods are not necessarily indicative of results for the entire year.

Certain prior period amounts have been reclassified to conform to the manner and presentation in the current period. Such reclassifications had no impact on the Company’s net income or consolidated results of operations.

Foreign Currency

The U.S. dollar is considered the functional currency for the Company’s operations, except for the majority of its European operations. The Company determines the functional currency of each subsidiary based on a number of factors, including the predominant currency for revenues, expenditures and borrowings. Foreign currency transaction gains or losses are recognized in the period incurred and are included in “Other income (expense)” on the Consolidated Statements of Operations.

The euro is the functional currency for the majority of the Company’s European operations and, as such, translation adjustments resulting from translating the functional currency financial statements into U.S. dollar equivalents are reflected as a separate component on the Consolidated Statements of Other Comprehensive Income (Loss). When the subsidiary’s functional currency is the U.S. dollar, such as the Company’s Australian operations, adjustments from the remeasurement of foreign currency monetary assets and liabilities are presented in “Other income (expense)” on the Consolidated Statements of Operations.

Gains and losses on intercompany foreign currency transactions that are not expected to be settled in the foreseeable future are reported by the Company in the same manner as translation adjustments.

Recent Accounting Pronouncements	3 Months Ended	12 Months Ended
	Mar. 31, 2012	Dec. 31, 2011
Recent Accounting Pronouncements [Abstract]
Recent Accounting Pronouncements

3. Recent Accounting Pronouncements

On January 1, 2012, the Company adopted the required guidance under ASU 2011-05, Presentation of Comprehensive Income (“ASU 2011-05”), which changed the presentation requirements of comprehensive income by improving the comparability, consistency, and transparency of financial reporting and increased the prominence of items reported in other comprehensive income. The adoption of this guidance did not have a material impact on the Company’s condensed consolidated financial statements. During 2011, the FASB issued ASU 2011-12, which deferred certain requirements of ASU 2011-05. The Company did not adopt such deferred requirements.

In May 2011, the FASB issued ASU 2011-04, Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”) (“ASU 2011-04”), which changes certain fair value measurement and disclosure requirements, clarifies the application of existing fair value measurement and disclosure requirements and provides consistency to ensure that U.S. GAAP and IFRS fair value measurement and disclosure requirements are described in the same way. ASU 2011-04 is effective for interim and annual periods beginning after December 15, 2011. The adoption of this guidance did not have a material impact on the condensed consolidated financial statements.

3. Recent Accounting Pronouncements

In June 2011, the Financial Accounting Standards Board (“FASB”) issued ASU 2011-05, Presentation of Comprehensive Income (“ASU 2011-05”), which changes the presentation requirements of comprehensive income to improve the comparability, consistency, and transparency of financial reporting and to increase the prominence of items reported in other comprehensive income. ASU 2011-05 requires that all non-owner changes in stockholders’ equity be presented either in a single continuous statement of comprehensive income or in two separate but consecutive statements. On December 28, 2011, the FASB issued ASU 2011-12, which defers certain requirements of ASU 2011-05. The remaining requirements of ASU 2011-05 are effective for interim and annual periods beginning after December 15, 2011. The Company does not anticipate that the adoption of this guidance will have a material impact on its consolidated financial statements.

In May 2011, the FASB issued ASU 2011-04, Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”) (“ASU 2011-04”), which changes certain fair value measurement and disclosure requirements, clarifies the application of existing fair value measurement and disclosure requirements and provides consistency to ensure that U.S. GAAP and IFRS fair value measurement and disclosure requirements are described in the same way. ASU 2011-04 is effective for interim and annual periods beginning after December 15, 2011. The Company does not anticipate that the adoption of this guidance will have a material impact on its consolidated financial statements.

Emergence from Chapter 11 Proceedings	3 Months Ended
Mar. 31, 2012
Emergence from Chapter 11 Proceedings [Abstract]
Emergence from Chapter 11 Proceedings

4. Emergence from Chapter 11 Proceedings

On November 30, 2010, the Confirmation Date, the Bankruptcy Court confirmed the Debtors’ Plan. Under Chapter 11 of the Bankruptcy Code, a debtor may reorganize its business for the benefit of its stakeholders with the consummation of a plan of reorganization being the principal objective. Among other things (subject to certain limited exceptions and except as otherwise provided in the Plan or the Confirmation Order), the Confirmation Order discharged the Debtors from any debt arising before the Petition Date, terminated all of the rights and interests of pre-bankruptcy equity security holders and substituted the obligations set forth in the Plan and new common stock for those pre-bankruptcy claims. Under the Plan, claims and equity interests were divided into classes according to their relative priority and other criteria.

The Plan was designed to accomplish, and was premised on, a resolution of the Debtor’s legacy environmental (the “Legacy Environmental Liabilities”) and legacy tort liabilities (the “Legacy Tort Liabilities” and collectively, with the Legacy Environmental Liabilities, the “KM Legacy Liabilities”). The Plan ensured that the Debtors emerged from Chapter 11 free of the significant KM Legacy Liabilities and were sufficiently capitalized. A final settlement was reached in November 2010 with respect to the Legacy Environmental Liabilities (the “Environmental Settlement”) and the Legacy Tort Liabilities (the “Tort Settlement” and, together with the Environmental Settlement, the “Settlement”). In exchange, claimants provided the Debtors and the reorganized Tronox Incorporated with discharges and/or covenants not to sue subsequent to the Effective Date with respect to the Debtors’ liability for the Legacy Environmental Liabilities. The Settlement established certain environmental response and tort claims trusts that are now responsible for the KM Legacy Liabilities in exchange for cash, certain non-monetary assets, and the rights to the proceeds of certain ongoing litigation and insurance and other third party reimbursement agreements. The Plan also provided for the creation and funding of a torts claim trust (the “Tort Claims Trust”), which was the sole source of distributions to holders of Legacy Tort Liabilities claims, who were paid in accordance with the terms of such trust’s governing documentation.

As a result of the settlement of the Debtors’ pre-petition debt and termination of the rights and interests of pre-bankruptcy equity, the Plan enabled Tronox Incorporated to reorganize around its existing operating locations, including: (a) its headquarters and technical facility at Oklahoma City, Oklahoma; (b) the TiO2 facilities at Hamilton, Mississippi and Botlek, the Netherlands; (c) the electrolytic chemical businesses at Hamilton, Mississippi and Henderson, Nevada (except that the real property and buildings associated with the Henderson business were transferred to an environmental response trust and reorganized Tronox Incorporated is not responsible for environmental remediation related to historic contamination at such site); and (d) its interest in the Tiwest Joint Venture in Australia.

As part of the Debtor’s emergence from the Chapter 11 proceedings, the Company relied on a combination of debt financing and money from new equity issued to certain existing creditors. Specifically, such funding included: (i) total funded exit financing of no more than $470 million; (ii) the proceeds of a $185 million rights offering (the “Rights Offering”) open to substantially all unsecured creditors and backstopped by certain groups; (iii) settlement of government claims related to the Legacy Environmental Liabilities through the creation of certain environmental response trusts and a litigation trust; (iv) settlement of claims related to the Legacy Tort Liabilities through the establishment of a torts claim trust; (v) issuance of common stock whereby holders of the allowed general unsecured claims received their pro rata share of 50.9% of the new common stock on the Effective Date, and the opportunity to participate in the Rights Offering for an aggregate of 49.1% of the new common stock, also issued on the Effective Date; and (vi) issuance of warrants, on the Effective Date, to the holders of equity in the Predecessor consisting of two tranches: the new series A warrants (the “Series A Warrants”) and the new series B warrants (the “Series B Warrants”), to purchase their pro rata share of a combined total of 7.5% of the new common stock, after and including the issuance of any new common stock upon exercise of the Series A Warrants and the Series B Warrants.

Fresh-Start Accounting	3 Months Ended	12 Months Ended
	Mar. 31, 2012	Dec. 31, 2011
Fresh-Start Accounting [Abstract]
Fresh-Start Accounting

5. Fresh-Start Accounting

The following unaudited condensed consolidated balance sheet information illustrates the financial effects from implementing the Plan and the adoption of fresh-start accounting as of January 31, 2011.

	As of January 31, 2011
	Predecessor	Reorganization Adjustments		Fresh-Start Adjustments		Successor
Current Assets
Cash and cash equivalents	$117.4	$(56.4	) a	$—		$61.0
Accounts receivable, net	256.7	(3.8	) b	—		252.9
Inventories	213.7	(1.7	) c	35.5	k	247.5
Prepaid and other assets	139.3	(88.7	) d	—		50.6
Deferred income taxes	4.2	—		0.4	p	4.6

Total Current Assets	731.3	(150.6)		35.9		616.6
Property, Plant and Equipment, Net	317.5	(21.0	) e	185.7 l		482.2
Intangible Assets, Net	—	—		335.1	m	335.1
Other Long-Term Assets	41.7	(13.9	) f	(13.6	) n	14.2

Total Assets	$1,090.5	$(185.5)		$543.1		$1,448.1

Liabilities and Stockholders’ Equity
Current Liabilities
Accounts payable	$221.6	$(0.3	) g	$—		$221.3
Accrued liabilities	44.5	(0.5	) h	—		44.0
Short-term debt	—	25.0	i	—		25.0
Long-term debt due within one year	4.3	—		—		4.3
Income taxes payable	2.7	—		—		2.7

Total Current Liabilities	273.1	24.2		—		297.3
Noncurrent Liabilities
Long-term debt	420.7	—		—		420.7
Pension and other postretirement benefits	107.2	—		(10.8	)o	96.4
Deferred income taxes	—	—		13.1	p	13.1
Other	47.0	—		9.4	q	56.4

Total Noncurrent Liabilities	574.9	—		11.7		586.6
Liabilities Subject to Compromise	896.7	(896.7	) j	—		—

Total Liabilities	1,744.7	(872.5)		11.7		883.9

Total Stockholders’ Equity	(654.2)	687.0		531.4 r		564.2

Total Liabilities and Stockholders’ Equity	$1,090.5	$(185.5)		$543.1		$1,448.1

Allocation of reorganization value to assets and liabilities

The reorganization value derived from the Company’s enterprise value of $1,150.0 million was allocated among Tronox’s assets in conformity with the purchase method of accounting guidance for business combinations included in ASC 805, Business Combinations (“ASC 805”), which requires recording assets and liabilities at fair value (except for deferred income taxes and pension and postretirement benefit obligations). The reorganization value was assigned first to tangible and identifiable intangible assets and then the excess of net asset values over reorganization value was recorded as an adjustment to equity.

All estimates, assumptions, valuations, appraisals and financial projections, including the fresh-start adjustments, the reorganization value and equity value projections, are inherently subject to significant uncertainties outside of management’s control. Accordingly, there can be no assurance that the estimates, assumptions, valuations, appraisals and financial projections will be realized and actual results could vary materially.

a.	Cash and cash equivalents — The adjustments to cash and cash equivalents represent net cash outflows, after giving effect to transactions pursuant to the Plan, including borrowings under a $125.0 million senior secured asset-based revolving credit agreement with Wells Fargo Capital Finance, LLC (the “Wells Revolver”) with a maturity date of February 14, 2015, receipt of proceeds from the Rights Offering; payments relating to the discharge of debts and other liabilities subject to compromise; and the funding of the environmental response and tort trusts.

Sources of funds:
Wells Revolver	$25.0
Rights Offering	185.0
Release of environmental settlement escrow	35.0
Transfer of environmental letters of credit	29.9
Transfer of surety bonds	15.0
5% cash premium on collateralized letters of credit	2.2

$292.1

Use of funds:
Environmental letters of credit	$(29.9)
Surety bonds	(15.0)
Cash settlement payments to environmental trusts	(270.0)
Cash settlement to tort trust	(16.5)
Admin., cure and 503(b)(9) claims	(3.7)
Settlement of secured and convenience claims	(0.9)
Professional and legal service fees	(12.0)
Prorated property taxes	(0.5)

$(348.5)

Net cash outflows from reorganization	$(56.4)

b.	Accounts receivable, net — The adjustment represents the transfer of certain trade and miscellaneous receivables to the environmental trusts.
c.	Inventories — The adjustment represents the transfer of finished goods and materials and supplies held at legacy sites to the environmental trusts.
d.	Prepaid and other assets — The adjustments to prepaid and other assets represent the transfer and release of funds on deposit related to letters of credit, surety bonds and environmental settlement escrow accounts that have been reclassified to cash and cash equivalents and used as “sources of funds,” along with the transfer of prepaid and other asset balances at legacy sites that have been transferred to the environmental trust.

Change in prepaid and other assets
Transfer of environmental letters of credit	$(29.9)
Release of environmental settlement escrow	(35.0)
Release of Kress Creek escrow account	(4.6)
Henderson prepaid land development costs	(2.0)
Transfer of surety bonds	(15.0)
5% cash premium on collateralized letters of credit	(2.2)

$(88.7)

e.	Property, plant and equipment, net — The adjustment represents the transfer of property, plant and equipment held at legacy sites to the environmental trust.
f.	Other long-term assets — The net adjustment represents the transfer of a $14.8 million investment in equity method investees to the Nevada Environmental Trust and $1.5 million in long-term receivables transferred to other environmental trusts, which were slightly offset by the recognition of $2.4 million in deferred financing fees related to the Wells Revolver.
g.	Accounts payable — The net adjustment represents payments made at emergence offset by accruals recorded for payments that will need to be made post-emergence as a result of execution of the Plan.
h.	Accrued liabilities — The adjustment represents $0.5 million in pro-rated property taxes related to sites that have been transferred to the environmental trusts as part of the Plan.
i.	Short-term debt — The change in the short-term debt balance represents a $25.0 million draw on the Wells Revolver that the Company made on the Effective Date.
j.	Liabilities subject to compromise — The adjustment to liabilities subject to compromise reflects the discharge of liabilities subject to compromise through a series of transactions involving cash and equity.

As discussed in Note 1, the Company applied fresh-start accounting pursuant to ASC 852 as of January 31, 2011. ASC 852 provides for, among other things, a determination of the value to be assigned to the assets of the reorganized Company. In applying fresh-start accounting on January 31, 2011, the Company recorded assets and liabilities at estimated fair value, except for deferred income taxes and certain liabilities associated with employee benefits, which were recorded in accordance with ASC 852 and ASC 740, Income Taxes (“ASC 740”), respectively. The significant assumptions related to the valuations of the Company’s assets and liabilities recorded in connection with fresh-start accounting are discussed herein. All valuation inputs, with the exception of the calculation of raw material inventories and the Company’s long-term debt, are considered to be Level 3 inputs, as they are based on significant inputs that are not observable in the market.

k.	Inventories — The Company recorded inventory at its fair value of $247.5 million, which was determined as follows:

•

Finished goods were valued based on the estimated selling price of finished goods on hand less costs to sell, including disposal and holding period costs, and a reasonable profit margin on the selling and disposal effort for each specific category of finished goods being evaluated;

•

Work in process was valued based on the estimated selling price once completed less total costs to complete the manufacturing process, costs to sell including disposal and holding period costs, a reasonable profit margin on the remaining manufacturing, selling, and disposal effort; and

•	Raw materials were valued based on current replacement cost, which approximates fair value.

l.	Property, plant, and equipment, net — The Company recorded a $143.7 million fair value step-up on its property, plant and equipment at the time of applying fresh-start accounting. The $143.7 million step-up was ascribed to the corresponding property, plant and equipment classes which included land, buildings, machinery and equipment and construction in progress, (collectively real and personal property). Fair value was based on the highest and best use of the assets. For the majority of assets, the indirect cost approach was utilized to value the assets.

Additionally, the Company recorded the fair value of lease tenements of $42.0 million using a discount rate of 19.1% based on the Company’s WACC adjusted for risks inherent to lease tenements and a remaining useful life of 16 years, depreciated on a unit of production basis.

m.	Intangible assets, net — The change in intangibles is due to the recognition of $335.1 million in separately identifiable intangible assets at fair value as a result of the application of fresh-start accounting.
n.

Other long-term assets — The change in other long-term assets is due to the write-off of $14.6 million of deferred financing fees that were related to Predecessor debtor-in-possession (“DIP”) financing facilities, which converted to a $425.0 million exit facility on February 14, 2011. The $14.6 million was partially offset by $0.8 million in deferred taxes recognized and $0.2 million related to the write-off of the net pension asset related to the Predecessor. At that time, additional deferred financing costs were capitalized based on the application of accounting principles. As of the emergence date, the fair value of debt changed where the stated coupon of the debt became par. Therefore all previous deferred financing costs were written-off.

o.	Pension and other postretirement benefits — The net adjustment reflects the fair value adjustments to pension obligations as a result of the application of fresh-start accounting.
p.	Deferred income taxes — The application of fresh-start accounting on January 31, 2011, resulted in the re-measurement of deferred income tax assets and liabilities associated with the revaluation of the Company’s assets and liabilities pursuant to ASC 852. Deferred income taxes were recorded at amounts determined in accordance with ASC 740.
q.	Other noncurrent liabilities — The net adjustment reflects the fair value adjustments to asset retirement obligations as a result of the application of fresh-start accounting.
r.	Stockholders’ equity — The adjustments reflect net gains relating to executing the Plan, gains related to revaluation of assets and “resetting” retained earnings and accumulated other comprehensive income to zero.

4. Fresh-Start Accounting

As discussed in Note 1, the Company applied fresh-start accounting pursuant to ASC 852 as of January 31, 2011. ASC 852 provides for, among other things, a determination of the value to be assigned to the assets of the reorganized Company.

Enterprise valuation

In connection with the development of the Plan, the Company estimated the enterprise value of the Successor. Using a number of estimates and assumptions, the Company prepared financial projections through 2013, which were included in the disclosure statement related to the Plan. Based on these financial projections, the Company estimated a going concern enterprise value of the Successor within a range of approximately $975.0 million to $1,150.0 million, with a midpoint of $1,063.0 million, which included the fair value of tax attributes that were expected to be available to the Successor. The enterprise value range was included in the disclosure statement which was approved by the bankruptcy court. Management used an enterprise value of $1,150.0 million, which was considered to be the best estimate of the value. The reorganization value is viewed as the fair value of the Successor before considering liabilities and is intended to approximate the amount a willing buyer would pay for the assets of the entity immediately after the reorganization and represents the amount of resources available for the satisfaction of post-petition liabilities and allowed claims, as negotiated between the Debtors and their creditors.

The enterprise value was estimated using three valuation methods: (i) discounted cash flow analysis (“DCF”), (ii) comparable company analysis and (iii) transaction values analysis, each of which is discussed further below.

The DCF analysis is a forward-looking enterprise valuation methodology that estimates the value of an asset or business by calculating the present value of expected future cash flows to be generated by that asset or business. Under this methodology, projected future cash flows are discounted by the business’ weighted average cost of capital (the “Discount Rate”). The Discount Rate reflects the estimated blended rate of return that would be required by debt and equity investors to invest in the business based upon its capital structure. The Company’s enterprise value was determined by calculating the present value of its unlevered after-tax free cash flows based on its four-year financial projections plus an assumed terminal value at the end of the projected period at a discount rate reflecting the company-specific risk factors. The present value of the Company’s four-year cash flow projections was calculated using a Discount Rate based upon a weighted average cost of capital (the “WACC”) ranging from 11.3% – 13.3% and an implied terminal value ranging from 5.5x – 7.5x terminal Earnings Before Interest, Taxes, Depreciation and Amortization (“EBITDA”).

The comparable company analysis estimates the value of a company based on a relative comparison with other publicly-traded companies with similar operating and financial characteristics. Under this methodology, the enterprise value for each selected public company was determined by examining the trading prices for the equity securities of such company in the public markets and adding the aggregate amount of outstanding net debt for such company (at book value) and noncontrolling interests. Those enterprise values are commonly expressed as multiples of various measures of operating statistics, most commonly EBITDA. In addition, each of the selected public company’s operational performance, operating margins, profitability, leverage and business trends were examined. Based on these analyses, financial multiples and ratios were calculated to apply to the Company’s actual and projected operational performance. Multiples ranged from 4.4x – 5.4x for 2011 projected EBITDA.

The transaction values analysis estimates value by examining public merger and acquisition transactions. The valuations paid in such acquisitions or implied in such mergers are analyzed as ratios of various financial results. These transaction multiples were calculated based on the purchase price (including any debt assumed) paid to acquire companies that are comparable to us. Since precedent transactions analysis reflects aspects of value other than the intrinsic value of a company, there are limitations as to its applicability in determining the enterprise value. Nonetheless, the Company reviewed recent merger and acquisition transactions involving similar companies. Many of the transactions analyzed occurred in fundamentally different industry and credit market conditions from those prevailing in the marketplace, and therefore, may not be the best indication of value. Transaction multiples range that was utilized was 6.9x – 7.9x, the last twelve months’ EBITDA.

The enterprise value was determined based equally on all three valuation methods. In addition, the Company’s expected tax attributes, valued based on a DCF of the projected tax savings arising from the use of its available post-emergence attributes, were considered in the analysis. Income taxes in these financial projections were calculated based on the projected applicable statutory tax rates in the countries in which we operate. For 2014 through 2034, the Company applied a growth rate of 1.0% to 5.0% to U.S. income tax provision in order to estimate its NOL utilization. Unlevered free cash flows for 2010 through 2013 include taxes on an unlevered basis without NOL value. The Company assumed a 2013 tax rate of 34.5%.

The enterprise valuation was based upon achieving the future financial results set forth in the Company’s projections, as well as the realization of certain other assumptions. The financial projections included in the enterprise valuation were limited by the information available to us as of the date of the preparation of the projections and reflected numerous assumptions concerning anticipated future performance, as well as prevailing and anticipated market and economic conditions that were and continue to be beyond the Company’s control and that may not materialize. These assumptions and the financial projections are inherently subject to significant uncertainties, as well as significant business, economic and competitive risks, many of which are beyond the Company’s control. Accordingly, there can be no assurance that the assumptions and financial projections will be achieved and actual results could vary materially.

The assumptions for which there is a reasonable possibility of a variation that would significantly affect the calculated enterprise value include, but are not limited to, sales volumes, product pricing, product mix, foreign currency exchange rates, costs of raw materials and energy, achievement of operating margins and cost reductions, income tax rates, working capital changes, capital spending and overall industry conditions.

The following unaudited condensed consolidated balance sheet information illustrates the financial effects from implementing the Plan and the adoption of fresh-start accounting as of January 31, 2011.

	As of January 31, 2011
	Predecessor	Reorganization Adjustments		Fresh-Start Adjustments		Successor
	(Millions of dollars)
Current Assets
Cash and cash equivalents	$117.4	$(56.4	)a	$—		$61.0
Accounts receivable, net	256.7	(3.8	)b	—		252.9
Inventories	213.7	(1.7	)c	35.5	k	247.5
Prepaid and other assets	139.3	(88.7	)d	—		50.6
Deferred income taxes	4.2	—		0.4	p	4.6

Total Current Assets	731.3	(150.6)		35.9		616.6
Property, Plant and Equipment, Net	317.5	(21.0	)e	185.7	l	482.2
Intangible Assets, Net	—	—		335.1	m	335.1
Other Long-Term Assets	41.7	(13.9	)f	(13.6	)n	14.2

Total Assets	$1,090.5	$(185.5)		$543.1		$1,448.1

Liabilities and Stockholders’ Equity
Current Liabilities
Accounts payable	$221.6	$(0.3	)g	$—		$221.3
Accrued liabilities	44.5	(0.5	)h	—		44.0
Short-term debt	—	25.0	i	—		25.0
Long-term debt due within one year	4.3	—		—		4.3
Income taxes payable	2.7	—		—		2.7

Total Current Liabilities	273.1	24.2		—		297.3
Noncurrent Liabilities
Long-term debt	420.7	—		—		420.7
Pension and other postretirement benefits	107.2	—		(10.8	)o	96.4
Deferred income taxes	—	—		13.1	p	13.1
Other	47.0	—		9.4	q	56.4

Total Noncurrent Liabilities	574.9	—		11.7		586.6
Liabilities Subject to Compromise	896.7	(896.7	)j	—		—
Total Liabilities	1,744.7	(872.5)		11.7		883.9

Total Stockholders’ Equity	(654.2)	687.0		531.4	r	564.2

Total Liabilities and Stockholders’ Equity	$1,090.5	$(185.5)		$543.1		$1,448.1

Allocation of reorganization value to assets and liabilities

The reorganization value derived from the Company’s enterprise value of $1,150.0 million was allocated among Tronox’s assets in conformity with the purchase method of accounting guidance for business combinations included in ASC 805, which requires recording assets and liabilities at fair value (except for deferred income taxes and pension and postretirement benefit obligations). The reorganization value was assigned first to tangible and identifiable intangible assets and then the excess of net asset values over reorganization value was recorded as an adjustment to equity.

All estimates, assumptions, valuations, appraisals and financial projections, including the fresh-start adjustments, the reorganization value and equity value projections, are inherently subject to significant uncertainties outside of management’s control. Accordingly, there can be no assurance that the estimates, assumptions, valuations, appraisals and financial projections will be realized and actual results could vary materially.

a.	Cash and cash equivalents—The adjustments to cash and cash equivalents represent net cash outflows, after giving effect to transactions pursuant to the Plan, including borrowings under a $125.0 million senior secured asset-based revolving credit agreement with Wells Fargo Capital Finance, LLC (the “Wells Revolver”) with a maturity date of February 14, 2015, receipt of proceeds from the Rights Offering; payments relating to the discharge of debts and other liabilities subject to compromise; and the funding of the environmental response and tort trusts.

(Millions of dollars)
Sources of funds:
Wells Revolver	$25.0
Rights Offering	185.0
Release of environmental settlement escrow	35.0
Transfer of environmental letters of credit	29.9
Transfer of surety bonds	15.0
5% cash premium on collateralized letters of credit	2.2

$292.1

Use of funds:
Environmental letters of credit	$(29.9)
Surety bonds	(15.0)
Cash settlement payments to environmental trusts	(270.0)
Cash settlement to tort trust	(16.5)
Admin., cure and 503(b)(9) claims	(3.7)
Settlement of secured and convenience claims	(0.9)
Professional and legal service fees	(12.0)
Prorated property taxes	(0.5)

$(348.5)

Net cash outflows from reorganization	$(56.4)

b.	Accounts receivable, net—The adjustment represents the transfer of certain trade and miscellaneous receivables to the environmental trusts.

c.	Inventories—The adjustment represents the transfer of finished goods and materials and supplies held at legacy sites to the environmental trusts.

d.	Prepaid and other assets—The adjustments to prepaid and other assets represent the transfer and release of funds on deposit related to letters of credit, surety bonds and environmental settlement escrow accounts that have been reclassified to cash and cash equivalents and used as “sources of funds,” along with the transfer of prepaid and other asset balances at legacy sites that have been transferred to the environmental trust.

(Millions of dollars)
Change in prepaid and other assets
Transfer of environmental letters of credit	$(29.9)
Release of environmental settlement escrow	(35.0)
Release of Kress Creek escrow account	(4.6)
Henderson prepaid land development costs	(2.0)
Transfer of surety bonds	(15.0)
5% cash premium on collateralized letters of credit	(2.2)

$(88.7)

e.	Property, plant and equipment, net—The adjustment represents the transfer of property, plant and equipment held at legacy sites to the environmental trust.

f.	Other long-term assets—The net adjustment represents the transfer of a $14.8 million investment in equity method investees to the Nevada Environmental Trust and $1.5 million in long-term receivables transferred to other environmental trusts, which were slightly offset by the recognition of $2.4 million in deferred financing fees related to the Wells Revolver.

g.	Accounts payable—The net adjustment represents payments made at emergence offset by accruals recorded for payments that will need to be made post-emergence as a result of execution of the Plan.

h.	Accrued liabilities—The adjustment represents $0.5 million in pro-rated property taxes related to sites that have been transferred to the environmental trusts as part of the Plan.

i.	Short-term debt—The change in the short-term debt balance represents a $25.0 million draw on the Wells Revolver that the Company made on the Effective Date.

j.	Liabilities subject to compromise—The adjustment to liabilities subject to compromise reflects the discharge of liabilities subject to compromise through a series of transactions involving cash and equity.

Fresh-Start Accounting

In applying fresh-start accounting on January 31, 2011, the Company recorded assets and liabilities at estimated fair value, except for deferred income taxes and certain liabilities associated with employee benefits, which were recorded in accordance with ASC 852 and ASC 740, respectively. The significant assumptions related to the valuations of the Company’s assets and liabilities recorded in connection with fresh-start accounting are discussed herein. All valuation inputs, with the exception of the calculation of raw material inventories and the Company’s long-term debt, are considered to be Level 3 inputs under ASC 820, as they are based on significant inputs that are not observable in the market.

k.	Inventories—The Company recorded inventory at its fair value of $247.5 million, which was determined as follows:

•

Finished goods were valued based on the estimated selling price of finished goods on hand less costs to sell, including disposal and holding period costs, and a reasonable profit margin on the selling and disposal effort for each specific category of finished goods being evaluated;

•

Work in process was valued based on the estimated selling price once completed less total costs to complete the manufacturing process, costs to sell including disposal and holding period costs, a reasonable profit margin on the remaining manufacturing, selling, and disposal effort; and

•	Raw materials were valued based on current replacement cost, which approximates fair value.

l.	Property, plant, and equipment, net—The Company recorded a $143.7 million fair value step-up on its property, plant and equipment at the time of applying fresh-start accounting. The $143.7 million step-up was ascribed to the corresponding property, plant and equipment classes which included land, buildings, machinery and equipment and construction in progress, (collectively real and personal property). Fair value was based on the highest and best use of the assets. For the majority of assets, the indirect cost approach was utilized to value the assets.

Additionally, the Company recorded the fair value of lease tenements of $42.0 million using a discount rate of 19.1% based on the Company’s WACC adjusted for risks inherent to lease tenements and a remaining useful life of 16 years, depreciated on a unit of production basis.

m.	Intangible assets, net—The change in intangibles is due to the recognition of $335.1 million in separately identifiable intangible assets at fair value as a result of the application of fresh-start accounting. The following is a summary of the approaches used to determine the fair value of the significant intangible assets:

•	The Company recorded the fair value of trade names of $3.6 million using the income approach relief-from-royalty methodology. Significant assumptions used in the calculation include:

•	0.10% royalty rate based on qualitative factors and the market-derived royalty rates;

•	Discount rates of 20% based on Tronox’s WACC adjusted for risks commonly inherent in trade names; and

•	Remaining useful life of five years based upon the nature of the industry and the relative strength of names in the marketplace.

•	The Company recorded the fair value of TiO 2 technology of $31.9 million using the income approach relief-from-royalty methodology. Significant assumptions used in the calculation include:

•	0.75% royalty rate based on qualitative factors and the market-derived royalty rates;

•	Discount rates of 22.7% based on Tronox’s WACC adjusted for risks inherent in TiO2 technology; and

•	Remaining useful life of 20 years based on the nature of the industry, the length of time that the technology has been in use, and the relative strength of the technology in the marketplace.

•	The Company recorded the fair value of $5.0 million for in-process research and development based on a probability-weighted income approach. Significant assumptions used in the calculation include:

•	Discount rates of 14.2% based on Tronox’s WACC adjusted for risks inherent in intangible assets, specifically in-process R&D; and

•	Remaining useful life of five years.

•

The Company recorded the fair value of customer relationships of $293.9 million using a form of the income approach typically referred to as the multi-period economic income method. Significant assumptions used in the calculation include:

•	Customer attrition rate of 7.4% based on historical data;

•	Discount rates of 19.7% based on Tronox’s WACC adjusted for risks inherent in intangible assets, specifically customer relationships; and

•	Remaining useful life of 15 years.

•

The Company also recognized the fair value of other intangibles of $0.7 million. Other consists of highly specialized proprietary software utilized for its Botlek pigment facility, which has an estimated remaining useful life of seven years.

n.	Other long-term assets—The change in other long-term assets is due to the write-off of $14.6 million of deferred financing fees that were related to the Predecessor’s debtor-in-possession (“DIP”) financing facilities, which converted to a $425.0 million exit facility on February 14, 2011. The $14.6 million was partially offset by $0.8 million in deferred taxes recognized and $0.2 million related to the write-off of the net pension asset related to the Predecessor. At that time, additional deferred financing costs were capitalized based on the application of accounting principles. As of the emergence date, the fair value of debt changed where the stated coupon of the debt became par. Therefore all previous deferred financing costs were written-off.

o.	Pension and other postretirement benefits—The net adjustment reflects the fair value adjustments to pension obligations as a result of the application of fresh-start accounting.

p.	Deferred income taxes—The application of fresh-start accounting on January 31, 2011, resulted in the re-measurement of deferred income tax assets and liabilities associated with the revaluation of the Company’s assets and liabilities pursuant to ASC 852. Deferred income taxes were recorded at amounts determined in accordance with ASC 740.

q.	Other noncurrent liabilities—The net adjustment reflects the fair value adjustments to asset retirement obligations as a result of the application of fresh-start accounting.

r.	Stockholders’ equity—The adjustments reflect net gains relating to executing the Plan, gains related to revaluation of assets and “resetting” retained earnings and accumulated other comprehensive income to zero.

Accounts Receivable	3 Months Ended
Mar. 31, 2012
Accounts Receivables [Abstract]
Accounts Receivable

6. Accounts Receivable

Accounts receivable, exclusive of related party receivables and net of the related allowance for doubtful accounts, consisted of the following at March 31, 2012 and December 31, 2011:

	Successor
	March 31, 2012	December 31, 2011
Accounts receivable — trade	$347.5	$268.7
Other	1.6	2.6

Total	349.1	271.3
Allowance for doubtful accounts	(0.7)	(0.4)

Net	$348.4	$270.9

Inventories	3 Months Ended
Mar. 31, 2012
Inventories [Abstract]
Inventories

7. Inventories

Inventories, net of allowance for obsolete inventories and supplies, consisted of the following at March 31, 2012 and December 31, 2011:

	Successor
	March 31, 2012	December 31, 2011
Raw materials	$177.2	$123.5
Work-in-process	11.3	9.0
Finished goods(1)	168.4	130.3
Materials and supplies, net(2)	47.5	48.4

Total	$404.4	$311.2

(1)	Includes inventory on consignment to others of approximately $13.5 million at March 31, 2012 and $12.0 million at December 31, 2011.
(2)	Materials and supplies consist of processing chemicals, maintenance supplies and spare parts, which will be consumed directly and indirectly in the production of the Company’s products.

Property, Plant and Equipment	3 Months Ended
Mar. 31, 2012
Property, Plant and Equipment [Abstract]
Property, Plant and Equipment

8. Property, Plant and Equipment

Property, plant and equipment, net consisted of the following at March 31, 2012 and December 31, 2011:

	Successor
	March 31, 2012	December 31, 2011
Land	$24.2	$24.2
Buildings	45.8	44.9
Machinery and equipment	421.7	417.1
Construction-in-progress	60.8	49.1
Mineral leaseholds	42.0	42.0
Other	36.3	33.1

Total	630.8	610.4
Less accumulated depreciation, depletion and amortization	(72.0)	(55.9)

Net	$558.8	$554.5

Depreciation expense related to property, plant and equipment for the three months ended March 31, 2012, two months ended March 31, 2011 and one month ended January 31, 2011 was $16.1 million, $8.8 million, and $3.8 million, respectively.

Intangible Assets	3 Months Ended	12 Months Ended
	Mar. 31, 2012	Dec. 31, 2011
Intangible Assets [Abstract]
Intangible Assets

9. Intangible Assets

Intangible assets, net consisted of the following at March 31, 2012 and December 31, 2011:

	Successor
	March 31, 2012	December 31, 2011
Intangible assets	$335.1	$335.1
Less accumulated amortization	(27.7)	(21.8)

Intangible assets, net	$307.4	$313.3

The gross cost and accumulated amortization of intangible assets at March 31, 2012 and December 31, 2011, by major intangible asset category, were as follows:

	000000000000	000000000000	000000000000
	Successor
	March 31, 2012
	Gross Cost	Accumulated Amortization	Net Carrying Amount
Customer relationships	$293.9	$(23.6)	$270.3
TiO2 technology	31.9	(1.8)	30.1
Trade names	3.6	(0.9)	2.7
In-process research and development	5.0	(1.2)	3.8
Other	0.7	(0.2)	0.5

Total	$335.1	$(27.7)	$307.4

	Successor
	December 31, 2011
	Gross Cost	Accumulated Amortization	Net Carrying Amount
Customer relationships	$293.9	$(18.6)	$275.3
TiO2 technology	31.9	(1.5)	30.4
Trade names	3.6	(0.7)	2.9
In-process research and development	5.0	(0.9)	4.1
Other	0.7	(0.1)	0.6

Total	$335.1	$(21.8)	$313.3

Amortization expense related to intangible assets for the three months ended March 31, 2012 and two months ended March 31, 2011 was $5.9 million and $3.9 million, respectively. There was no amortization expense related to intangible assets for the one month ended January 31, 2011.

Estimated future amortization expense related to intangible assets is as follows:

Total
Amortization
2012	$17.8
2013	23.7
2014	22.9
2015	22.8
2016	21.2
Thereafter	199.0

Total	$307.4

10. Intangible Assets

As a result of fresh-start accounting, the Company recognized $335.1 million of separately identifiable intangible assets at fair value on January 31, 2011. Intangible assets, net consisted of the following at December 31, 2011 and 2010:

	Successor	Predecessor
	December 31, 2011	December 31, 2010
	(Millions of dollars)
Intangible assets	$335.1	$—
Less accumulated amortization	(21.8)	—

Intangible assets, net	$313.3	$—

The gross cost and accumulated amortization of intangible assets at December 31, 2011, by major intangible asset category, were as follows:

	Successor
	Gross Cost	Accumulated Amortization	Net Carrying Amount
	(Millions of dollars)
Customer relationships	$293.9	$(18.6)	$275.3
TiO2 technology	31.9	(1.5)	30.4
Trade names	3.6	(0.7)	2.9
In-process research and development	5.0	(0.9)	4.1
Other	0.7	(0.1)	0.6

Total	$335.1	$(21.8)	$313.3

Amortization expense related to intangible assets for the eleven months ended December 31, 2011 was $21.8 million. There was no amortization expense related to intangible assets for the one month ended January 31, 2011 and years ended December 31, 2010 and 2009. Estimated future amortization expense related to intangible assets is as follows:

Total Amortization
(Millions of dollars)
2012	$23.7
2013	$23.7
2014	$22.9
2015	$22.8
2016	$21.2
Thereafter	$199.0

Total	$313.3

Accrued Liabilities	3 Months Ended
Mar. 31, 2012
Accrued Liabilities [Abstract]
Accrued Liabilities

10. Accrued Liabilities

Accrued liabilities consisted of the following at March 31, 2012 and December 31, 2011:

	Successor
	March 31, 2012	December 31, 2011
Employee-related costs and benefits	$20.8	$26.3
Sales rebates	7.9	8.2
Taxes other than income taxes	4.4	5.2
Interest	4.0	1.3
Asset retirement obligations	0.7	0.9
Reserves for environmental remediation and restoration	0.1	0.1
Other	3.6	3.7

Total	$41.5	$45.7

Debt	3 Months Ended	12 Months Ended
	Mar. 31, 2012	Dec. 31, 2011
Debt [Abstract]
Debt

11. Debt

Short-term Debt

Short-term debt consisted of the following at March 31, 2012 and December 31, 2011:

Successor
	March 31, 2012	December 31, 2011
Wells Revolver(1)	$—	$—

Short-term debt	$—	$—

(1)	Average effective interest rate of 14.1% in 2011 and 0.0% in 2012 as there were no borrowings during the three months ended March 31, 2012.

Asset Based Lending Facility

On February 14, 2011 the Company entered into the Wells Revolver, a senior secured asset-based revolving credit agreement with Wells Fargo Capital Finance, LLC. The Wells Revolver has a maturity date of February 14, 2015. The Wells Revolver provides the Company with a committed source of capital with a principal borrowing amount of up to $125.0 million subject to a borrowing base, and also permits an expansion of up to $150.0 million. Borrowing availability under the Wells Revolver is subject to a borrowing base, which is related to certain eligible inventory and receivables held by the Company’s U.S. subsidiaries. As of March 31, 2012, the Company’s borrowing base was $125.0 million, less letters of credit outstanding of $26.3 million, for a total net availability of $98.7 million.

Borrowings under the Wells Revolver are secured by a first priority lien on substantially all of the Company’s and the subsidiary guarantors’ existing and future deposit accounts, inventory and receivables, and certain related assets, and a second priority lien on all of Tronox’s and the subsidiary guarantors’ other assets, including capital stock which serve as security under Tronox’s $425.0 million exit facility (the “Exit Financing Facility”).

The Wells Revolver bears interest at the Company’s option at either (i) the greater of the prime lending rate as announced by Wells Fargo Bank, N.A., (ii) the Federal Funds Rate plus 0.50%, or (iii) the one month LIBOR rate plus 0.50%, plus a margin that varies from 2.0% to 3.5% per annum depending on the average excess availability under the revolver. The unused portion of the Wells Revolver is subject to a commitment fee of 0.75% per annum on the average unused portion of the revolver, payable monthly in arrears. Interest is payable quarterly or, if the prime lending rate or Federal Funds Rate applies, is payable monthly.

During 2012, the Company had no borrowings against the Wells Revolver. During 2011, to facilitate its exit from bankruptcy and help pay for the buy-in of its 50% share of the Kwinana Facility TiO 2 expansion, the Company borrowed $39.0 million against the Wells Revolver, which by December 31, 2011, was fully repaid using cash generated from operations.

On February 8, 2012, the Company amended the Wells Revolver to allow for the Transaction to occur while keeping the revolver in force.

Subsequent to the Transaction, Tronox Limited will have the opportunity to upsize or add additional asset based lending facilities in foreign jurisdictions up to a total limit of $400.0 million.

Long-Term Debt

Long-term debt consisted of the following at March 31, 2012 and December 31, 2011:

	Initial		Successor
	Principal Amount	Maturity Date	March 31, 2012	December 31, 2011
Term Facility(1)	$550.0	2/8/18	$550.0	$—
Exit Financing Facility(2)	$425.0	10/21/15	—	420.8
Co-generation Unit Financing Arrangement	$8.0	2/1/16	6.3	6.5

Total debt			556.3	427.3
Less: Long-term debt due in one year			(4.4)	(5.9)

Long-term debt			$551.9	$421.4

(1)	Average effective interest rate of 5.0% in 2012.
(2)	Average effective interest rate of 7.1% and 7.2% in 2012 and 2011, respectively.

The Company’s debt is recorded at historical amounts. At March 31, 2012 and December 31, 2011, the total carrying value of long-term debt approximates its fair value due to the variable interest rates and frequent repricing of such instruments. The fair value hierarchy for long-term debt is a Level 2 input.

The scheduled maturities of the Company’s long-term debt were as follows at March 31, 2012:

Total Debt
2012	$2.6
2013	7.1
2014	7.1
2015	7.1
2016	5.7
Thereafter	526.7

Total debt	$556.3

Exit Financing Facility

On February 14, 2011, the Company’s senior secured super-priority DIP and Exit Credit Agreement (the “Final DIP Facility”) with Goldman Sachs Lending Partners (“GSLP”), in accordance with its terms, converted into the Exit Financing Facility, with a maturity date of October 21, 2015.

The Exit Financing Facility bore interest at the greater of a base rate plus a margin of 4.0% or adjusted Eurodollar rate plus a margin of 5.0%. The base rate was defined as the greater of (i) the prime lending rate as quoted in the print edition of The Wall Street Journal, (ii) the Federal Funds Rate plus 0.50%, or (iii) 3%. The adjusted Eurodollar rate is defined as the greater of (i) the LIBOR rate in effect at the beginning of the interest period, or (ii) 2.0%. Interest was payable quarterly or, if the adjusted Eurodollar rate applied, it was payable on the last day of each interest period.

The Exit Financing Facility was secured by a first priority lien on substantially all of Tronox’s and the Subsidiary Guarantors’ existing and future property and assets.

The terms of the Exit Financing Facility provided for customary representations and warranties, affirmative and negative covenants and events of default. The terms of the covenants, subject to certain exceptions, restricted, among other things: (i) debt incurrence; (ii) lien incurrence; (iii) investments, dividends and distributions; (iv) dispositions of assets and subsidiary interests; (v) acquisitions; (vi) sale and leaseback transactions; and (vii) transactions with affiliates and shareholders. The Exit Financing Facility also contained covenants that limited the amount of capital expenditures to $55.0 million per year, with a carry-forward of the excess of the $55.0 million over the amount utilized in the prior year, but with no more than $15.0 million able to be carried-forward from one year to the next. In addition, the Exit Financing Facility required certain financial ratios to be maintained.

Term Facility

On February 8, 2012, the Company refinanced its Exit Facility and obtained a new Term Loan facility comprised of a $550.0 million Senior Secured Term Loan and a $150.0 million Senior Secured Delayed Draw Term Loan (together, the Term Facility). The Term Facility expressly permits the Transaction and, together with existing cash, is expected to fund the cash needs of the combined business, including any cash needs arising from the Transaction. The Term Facility has a maturity date of February 8, 2012.

The Term Facility bears interest at a base rate plus a margin of 2.25% or adjusted Eurodollar rate plus a margin of 3.25%. The base rate is defined as the greater of (i) the prime lending rate as quoted in the print edition of The Wall Street Journal, (ii) the Federal Funds Rate plus 0.50%, or (iii) 2%.

The Term Facility is secured by a first priority lien on substantially all of the Company’s and the subsidiary guarantors’ existing and future property and assets. This will include, upon the consummation of the Transaction, certain assets to be acquired in the Transaction.

The terms of the Term Facility provides for customary representations and warranties, affirmative and negative covenants and events of default. The terms of the covenants, subject to certain exceptions, restrict, among other things: (i) debt incurrence; (ii) lien incurrence; (iii) investments, dividends and distributions; (iv) dispositions of assets and subsidiary interests; (v) acquisitions; (vi) sale and leaseback transactions; and (vii) transactions with affiliates and shareholders.

In connection with the refinancing, the Company paid debt issuance costs of $24.5 million, of which $5.5 million was paid in 2011 and $19.0 million was paid in 2012. Such costs are recorded in “Prepaid and other assets” on the Condensed Consolidated Balance Sheet and are being amortized through the maturity date.

Co-generation Unit Financing Arrangement

In March 2011, the Tiwest Joint Venture acquired a steam and electricity gas fired co-generation plant, adjacent to its Kwinana pigment plant, through a five year financing arrangement. Tronox Western Australia Pty Ltd, the Company’s wholly owned subsidiary, owns a 50% undivided interest in the co-generation plant through the Tiwest Joint Venture. As a result, the Company incurred additional debt totaling $8.0 million, in order to finance its share of the asset purchase. Under the financing arrangement, monthly payments are required and interest accrues on the remaining balance owed at the rate of 6.5% per annum.

Financial Covenants

The Term Facility requires that a leverage ratio, as defined in the agreement, not exceed, as of the last day of any fiscal quarter, the correlative ratio as follows:

Fiscal Quarter Ending	Total Leverage Ratio
June 30, 2012 through December 31, 2015	3.00:1.00
March 31, 2016 and thereafter	2.75:1.00

The Wells Revolver contains various covenants and restrictive provisions which limits the Company’s ability to incur additional indebtedness. The Wells Revolver agreement requires us to maintain a Consolidated Fixed Charge Coverage Ratio of 1.0 to 1.0 calculated monthly, only if excess availability on the Wells Revolver is less than $18.75 million. If we are required to maintain the Consolidated Fixed Charge Coverage Ratio then either: i) the Consolidated Adjusted EBITDAR for the test period shall not be less than the Specified EBITDAR percentage of 65% of the Consolidated Adjusted EBITDAR of the parent and its subsidiaries for all periods ending on or prior to December 31, 2012 or ii) the Consolidated Adjusted EBITDAR during the test period shall not be less than the Specified EBITDAR threshold of $100.0 million; provided that the Specified EBITDAR threshold shall be reduced by $1.25 million on the last day of each month, commencing on January 31, 2012 and ending on December 31, 2012, until such time as the Specified Adjusted EBITDAR threshold is reduced to $85.0 million.

The Term Facility and the Wells Revolver are subject to an intercreditor agreement pursuant to which the lenders’ respective rights and interests in the security are set forth.

The Company was in compliance with its financial covenants at March 31, 2012. A breach of any of the covenants imposed on the Company by the terms of the Term Facility or the Wells Revolver could result in a default under the agreement. In the event of a default, the lenders could terminate their commitments to the Company and could accelerate the repayment of all of the Company’s indebtedness under the agreement. In such case, the Company may not have sufficient funds to pay the total amount of accelerated obligations, and its lenders could proceed against the collateral pledged.

Interest Expense

	Successor		Predecessor
	Three Months	Two Months	One Month
	Ended March 31,	Ended March 31,	Ended January 31,
	2012	2011	2011
Interest expense	$7.0	$5.1	$2.6
Amortization of deferred debt issuance costs	0.8	0.1	0.3
Other	0.4	0.2	—
Capitalized interest	(0.3)	(0.1)	—

Interest and debt expense	$7.9	$5.3	$2.9

For the one month ended January 31, 2011, interest expense excludes $2.8 million, which would have been payable under the terms of the Company’s $350.0 million 9.5% senior unsecured notes.

12. Debt

Short-term debt consisted of the following at December 31, 2011 and 2010:

	Successor	Predecessor
	December 31, 2011	December 31, 2010
(Millions of dollars)
Wells Revolver(1)	$—	$—

Short-term debt	$—	$—

(1)	Average effective interest rate of 14.1% in 2011.

During 2011, to facilitate its exit from bankruptcy and help pay for the buy-in of its 50% share of the Kwinana TiO 2 expansion, the Company borrowed $39.0 million against the Wells Revolver, which by December 31, 2011, was fully repaid using cash generated from operations.

Long-term debt consisted of the following at December 31, 2011 and 2010:

	Initial Principal Amount	Maturity Date	Successor	Predecessor
			December 31, 2011	December 31, 2010
			(Millions of dollars)
Debtor-In-Possession and Exit Credit Agreement—Final DIP Facility(1)	$425.0	10/21/15	$420.8	$425.0
Co-generation Unit Financing Arrangement(2)	8.0	2/1/16	6.5	—
Senior secured asset-based revolving credit agreement	125.0	2/14/15	—	—
9.5% Senior Unsecured Notes due December 2012	350.0	N/A	—	350.0

Total debt			427.3	775.0
Less: Long-term debt classified as liabilities subject to compromise			—	(350.0)
Less: Long-term debt due in one year			(5.9)	(4.3)

Long-term debt			421.4	420.7

(1)	Average effective interest rate of 7.2% and 7.7% in 2011 and 2010, respectively.
(2)	Average effective interest rate of 6.5% in 2011.

The scheduled maturities of the Company’s long-term debt were as follows at December 31, 2011:

Total Debt
(Millions of dollars)
2012	$5.9
2013	5.9
2014	5.8
2015	409.6
2016	0.1
Thereafter	—

Total debt	$427.3

As of December 31, 2011, the total carrying value of long-term debt approximates its fair value due to the variable interest rates and frequent repricing of such instruments. The fair value hierarchy for long-term debt is a Level 2 input.

2009 and Prior

9.5% Senior Unsecured Notes due December 2012

Concurrent with the IPO, the Company’s wholly owned subsidiaries, Tronox Worldwide LLC and Tronox Finance Corp., issued $350.0 million in aggregate principal amount of 9.5% senior unsecured notes due 2012 (the “Senior Unsecured Notes”) in a private offering. During the second quarter of 2006, the Company registered these notes with the SEC and subsequently completed an exchange of all notes and guarantees for publicly tradable notes and guarantees having substantially identical terms, on July 14, 2006.

The terms of the Senior Unsecured Notes provided for customary representations and warranties, affirmative and negative covenants, and events of default.

As a result of the bankruptcy petitions filed on January 12, 2009, the Company’s Senior Unsecured Notes were included in “Liabilities Subject to Compromise” on the Consolidated Balance Sheets at December 31, 2010. While operating as a debtor-in-possession during the Chapter 11 bankruptcy proceedings, the Debtor ceased recording interest on all unsecured pre-petition indebtedness in accordance with ASC 852. Therefore, interest expense for the period January 1 through January 31, 2011 excludes $2.8 million that would have been payable under the terms of the Senior Unsecured Notes. Additionally, interest expense for the years ended December 31, 2010 and 2009 excludes $33.3 million and $32.1 million, respectively, that would have been payable under the terms of the Senior Unsecured Notes.

Debtor-In-Possession Credit Agreement—Original DIP Facility

On January 13, 2009, the Debtors obtained Bankruptcy Court interim approval of a senior secured super-priority DIP credit and security agreement (the “Original DIP Facility”) between and among the Company, Tronox Worldwide LLC, Credit Suisse, as Administrative Agent, JP Morgan Chase Bank, N.A., as Collateral Agent, and the lenders that from time to time become party thereto. The Original DIP Facility provided for a first priority and priming secured revolving credit commitment of $125.0 million. The Debtors received final approval to access the full amount of the Original DIP Facility on February 6, 2009.

The Original DIP Facility provided for an aggregate commitment of up to $125.0 million, subject to a borrowing base, which permitted borrowings on a revolving basis. Interest on amounts borrowed under the Original DIP Facility was payable, at Tronox Worldwide LLC’s election, at a base rate or a LIBOR rate (subject to a 3.5% minimum), in each case as defined in the credit agreement, plus a margin of 9.5%. The initial draw of $60.0 million under the Original DIP Facility was used to make interest payments due December 31, 2008 on existing debt, repurchase all securitized receivables of $41.1 million, pay fees related to the execution of the Original DIP Facility of approximately $8.1 million, and to fund the working capital requirements of the Company. During 2009, the Company had a second draw of $5.0 million used to fund its working capital requirements. The $65.0 million draw under the Original DIP Facility was repaid in December 2009 with the funds from the Second DIP Facility.

Debtor-In-Possession and Exit Credit Agreement—Second DIP Facility

On December 24, 2009, the Bankruptcy Court granted final approval, authorizing the Company and its U.S. Subsidiaries to enter into a senior secured super priority DIP and Exit Credit Agreement (“Second DIP Facility”) with Goldman Sachs Lending Partners (“GSLP”), which consisted of a $335.0 million tranche B-1 facility and a $90.0 million tranche B-2 facility. The Second DIP Facility featured a right to convert the DIP to an exit facility providing the Company with committed exit financing that was expected, at the time, to be sufficient to meet its settlement obligations under the December 2009 plan.

The proceeds from the Second DIP Facility were used, in part, to repay $212.8 million related to a secured term loan facility and the remaining balance of the Original DIP Facility. In addition, the proceeds funded the environmental settlement escrow of $35.0 million, and the collateralized outstanding letters of credit and surety bonds of approximately $78.2 million, some of which were transferred to the environmental trust as part of the Settlement.

2010

Debtor-In-Possession and Exit Credit Agreement—Final DIP Facility

On October 21, 2010, the Company received court approval and entered into a senior secured super-priority DIP and Exit Credit Agreement (the “Final DIP Facility”) with GSLP, which was used to refinance the Debtor’s existing $425.0 million outstanding indebtedness under the Second DIP Facility. The Final DIP Facility was to expire no earlier than February 15, 2011 or when the Company exercised the exit facility option, upon which the Final DIP converted into an exit facility under substantially the same terms and conditions with a maturity date of October 21, 2015.

The Final DIP Facility bore interest at the greater of a base rate plus a margin of 4.0% or adjusted Eurodollar rate plus a margin of 5.0%. The base rate was defined as the greater of (i) the prime lending rate as quoted in the print edition of The Wall Street Journal, (ii) the Federal Funds Rate plus 0.50%, or (iii) 3%. The adjusted Eurodollar rate is defined as the greater of (i) the LIBOR rate in effect at the beginning of the interest period, or (ii) 2.0%. Interest was payable quarterly or, if the adjusted Eurodollar rate applied, it was payable on the last day of each interest period.

The Final DIP Facility was secured by a first priority lien on substantially all of Tronox’s and the Subsidiary Guarantors’ existing and future property and assets.

The terms of the Final DIP Facility provided for customary representations and warranties, affirmative and negative covenants and events of default. The terms of the covenants, subject to certain exceptions, restricted, among other things: (i) debt incurrence; (ii) lien incurrence; (iii) investments, dividends and distributions; (iv) dispositions of assets and subsidiary interests; (v) acquisitions; (vi) sale and leaseback transactions; and (vii) transactions with affiliates and shareholders. The Final DIP Facility also contained covenants that limited the amount of capital expenditures to $55.0 million per year, with a carry-forward of the excess of the $55.0 million over the amount utilized in the prior year, but with no more than $15.0 million able to be carried-forward from one year to the next. In addition, the Final DIP Facility required the following financial ratios to be maintained.

2011

Exit Successor Credit Agreement

On February 14, 2011, the Final DIP Facility, in accordance with its terms, converted into Tronox’s $425.0 million exit facility (the “Exit Financing Facility”) under substantially the same terms and conditions that existed under the Final DIP Facility, with a maturity date of October 21, 2015.

The Exit Financing Facility is secured by the same assets as the Final DIP Facility, subject however to certain subordination agreements (as more fully described below under the heading “Asset Based Lending Facility”).

Asset Based Lending Facility

On February 14, 2011 the Company entered into the Wells Revolver, a senior secured asset-based revolving credit agreement with Wells Fargo Capital Finance, LLC. The Wells Revolver has a maturity date of February 14, 2015. The Wells Revolver provides the Company with a committed source of capital with a principal borrowing amount of up to $125.0 million subject to a borrowing base, and also permits an expansion of up to $150.0 million. Borrowing availability under the Wells Revolver is subject to a borrowing base, which is related to certain eligible inventory and receivables held by the Company’s U.S. subsidiaries. As of December 31, 2011, the Company’s borrowing base was $125.0 million, less letters of credit outstanding of $17.6 million, for a total net availability of $107.4 million.

Borrowings under the Wells Revolver are secured by a first priority lien on substantially all of the Company’s and the subsidiary guarantors’ existing and future deposit accounts, inventory and receivables, and certain related assets, and a second priority lien on all of Tronox’s and the subsidiary guarantors’ other assets, including capital stock which serve as security under the Exit Financing Facility.

The Wells Revolver bears interest at the Company’s option at either (i) the greater of the prime lending rate as announced by Wells Fargo Bank, N.A., (ii) the Federal Funds Rate plus 0.50%, or (iii) the one month LIBOR rate plus 0.50%, plus a margin that varies from 2.0% to 3.5% per annum depending on the average excess availability under the revolver. The unused portion of the Wells Revolver is subject to a commitment fee of 0.75% per annum on the average unused portion of the revolver, payable monthly in arrears. Interest is payable quarterly or, if the prime lending rate or Federal Funds Rate applies, is payable monthly.

Co-generation Unit Financing Arrangement

In March 2011, the Tiwest Joint Venture acquired a steam and electricity gas fired co-generation plant, adjacent to its Kwinana pigment plant, through a five year financing arrangement. Tronox Western Australia Pty Ltd, the Company’s wholly owned subsidiary, owns a 50% undivided interest in the co-generation plant through the Tiwest Joint Venture. As a result, the Company incurred additional debt totaling $8.0 million, in order to finance its share of the asset purchase. Under the financing arrangement, monthly payments are required and interest accrues on the remaining balance owed at the rate of 6.5% per annum.

2012

Exit Facility Refinancing and Wells Revolver Amendment

On February 8, 2012, the Company refinanced the Exit Financing Facility and amended the Wells Revolver. The Company obtained a new Goldman Sachs facility comprised of a $550.0 million Senior Secured Term Loan and a $150.0 million Senior Secured Delayed Draw Term Loan. See Note 26 for additional information.

Financial Covenants

At December 31, 2011, the Company had financial covenants on the Exit Financing Facility and the Wells Revolver. The Exit Financing Facility with Goldman Sachs has the following covenants:

Fiscal Quarter Ending	Total Leverage Ratio (not to exceed)
December 31, 2010 through December 31, 2011	4.25:1.00
March 31, 2012 through December 31, 2012	4.00:1.00
March 31, 2013 through December 31, 2013	3.75:1.00
March 31, 2014 and thereafter	3.50:1.00

Fiscal Quarter Ending	Interest Coverage Ratio (not to be less than)
December 31, 2010 and thereafter	2.50:1.00

The Wells Revolver contains various covenants and restrictive provisions which limits the Company’s ability to incur additional indebtedness. The Wells Revolver requires the Company to maintain a Consolidated Fixed Charge Coverage Ratio of 1.0 to 1.0 calculated monthly, only if excess availability on the Wells Revolver is less than $18.75 million. If the Company is required to maintain the Consolidated Fixed Charge Coverage Ratio then either: (i) the Consolidated Adjusted EBITDAR for the test period shall not be less than the Specified EBITDAR percentage of 65% of the Consolidated Adjusted EBITDAR of the parent and its subsidiaries for all periods ending on or prior to December 31, 2012 or ii) the Consolidated Adjusted EBITDAR during the test period shall not be less than the Specified EBITDAR threshold of $100.0 million; provided that the Specified EBITDAR threshold shall be reduced by $1.25 million on the last day of each month, commencing on January 31, 2012 and ending on December 31, 2012, until such time as the Specified Adjusted EBITDAR threshold is reduced to $85.0 million.

The Exit Financing Facility and the Wells Revolver are subject to an intercreditor agreement pursuant to which the lenders’ respective rights and interests in the security are set forth.

The Company was in compliance with its financial covenants at December 31, 2011 and 2010. A breach of any of the covenants imposed on the Company by the terms of the Exit Financing Facility or the Wells Revolver could result in a default under the agreement. In the event of a default, the lenders could terminate their commitments to the Company and could accelerate the repayment of all of the Company’s indebtedness under the agreement. In such case, the Company may not have sufficient funds to pay the total amount of accelerated obligations, and its lenders could proceed against the collateral pledged.

Interest expense

	Successor	Predecessor
	Eleven Months Ended December 31, 2011	One Month Ended January 31, 2011	Year Ended December 31
			2010	2009
	(Millions of dollars)
Interest expense	$29.3	$2.6	$39.7	$32.7
Amortization of deferred debt issuance costs	0.8	0.3	9.2	2.9
Other	0.6	—	1.0	0.3
Capitalized interest	(0.7)	—	—	—

Interest and debt expense	$30.0	$2.9	$49.9	$35.9

For the one month ended January 31, 2011 and years ended December 31, 2010 and 2009, interest expense excludes $2.8 million, $33.3 million and $32.1 million, respectively, which would have been payable under the terms of the $350.0 million 9.5% senior unsecured notes.

Other Assets and Other Liabilities	3 Months Ended
Mar. 31, 2012
Other Assets and Other Liabilities [Abstract]
Other Assets and Other Liabilities

12. Other Assets and Other Liabilities

Prepaid and Other Current Assets — Prepaid and other current assets consisted of the following at March 31, 2012 and December 31, 2011:

	Successor
	March 31, 2012	December 31, 2011
Prepaid expenses	$5.9	$10.2
Cash collateralized letters of credit and surety bonds	5.0	4.9
Other	7.1	6.6

Total	$18.0	$21.7

Other Long-Term Assets — Other long-term assets consisted of the following at March 31, 2012 and December 31, 2011:

	Successor
	March 31, 2012	December 31, 2011
Debt issuance costs, net	$26.5	$8.4
Deferred tax benefits	8.3	9.0
Other, net	2.5	3.2

Total	$37.3	$20.6

Noncurrent Liabilities — Other — Noncurrent liabilities — other consisted of the following at March 31, 2012 and December 31, 2011:

	Successor
	March 31, 2012	December 31, 2011
Reserve for uncertain tax positions	$1.0	$0.9
Asset retirement obligations	30.5	29.2
Reserve for workers’ compensation and general liability claims	8.8	8.5
Reserves for environmental remediation and restoration	0.5	0.5
Other	6.3	1.9

Total	$47.1	$41.0

Commitments and Contingencies	3 Months Ended
Mar. 31, 2012
Commitments and Contingencies [Abstract]
Commitments and Contingencies

13. Commitments and Contingencies

Letters of Credit — At March 31, 2012, the Company had outstanding letters of credit in the amount of approximately $31.1 million, of which $26.3 million was outstanding under the Wells Revolver.

Other Commitments — The Company entered into certain agreements prior to the bankruptcy that required it to indemnify third parties for losses related to environmental matters, litigation and other claims. No material obligations are presently known and, thus, no reserve has been recorded in connection with such indemnification agreements.

Environmental Contingencies Related to Ongoing Businesses of Tronox — In accordance with ASC 450, Contingencies, and ASC 410, Asset Retirement and Environmental Obligations, Tronox Incorporated recognizes a loss and records an undiscounted liability when litigation has commenced or a claim or an assessment has been asserted, or, based on available information commencement of litigation or assertion of a claim or assessment is probable, and the associated costs can be estimated. It is not possible for the Company to reliably estimate the amount and timing of all future expenditures related to environmental matters because, among other reasons, environmental laws and regulations, as well as enforcement policies and clean up levels, are continually changing, and the outcome of court proceedings, alternative dispute resolution proceedings (including mediation) and discussions with regulatory agencies are inherently uncertain.

Tronox Incorporated believes that it has reserved adequately for the probable and reasonably estimable costs of known contingencies. There is no environmental litigation, claim or assessment that has been asserted nor is there any probability of an assessment or a claim for which the Company has not recorded a liability. However, additions to the reserves may be required as additional information is obtained that enables the Company to better estimate its liabilities. The Company cannot reliably estimate the amount of future additions to the reserves at this time. In certain situations, reserves may be probable but may not be estimable. Additionally, sites may be identified in the future where the Company could have potential liability for environmental related matters. If a site is identified, the Company will evaluate to determine what reserve, if any, should be established. For additional discussion of environmental matters, see “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”

The Company’s reserves for environmental contingencies related to its ongoing businesses amounted to $0.6 million at March 31, 2012, of which $0.5 million was classified in “Other Non-current Liabilities” on the Condensed Consolidated Balance Sheets.

The following table summarizes the contingency reserve balances, provisions, payments and settlements for the three months ended March 31, 2012, as well as balances, accruals and receipts of reimbursements of environmental costs from other parties.

Reserves for Environmental Remediation (1)
Successor: Balance at December 31, 2011	$0.6
Provisions/Accruals	—
Payments	—

Successor: Balance at March 31, 2012	$0.6

(1)	Balance at March 31, 2012 includes $0.3 million related to the Company’s Oklahoma Tech Center. These charges are reflected in the Condensed Consolidated Statements of Operations as “Provision for environmental remediation and restoration, net of reimbursements.”

Legal — The Western Australian Office of State Revenue (the “OSR”) continues to review their technical position on the imposition of stamp duty on the transfer of the Company’s shares related to Kerr-McGee’s restructuring in 2002 and from the share transfer related to the spinoff of the Company from Kerr-McGee in 2005. The OSR recently contacted the Company seeking additional information related to the 2005 spinoff. In addition, the OSR informed the Company that it has made a preliminary determination that the Company was land rich at the time of the 2002 share transfers and, as a result, the Company may be liable for stamp duty and penalties arising from that share transfer. The OSR has not made an assessment at this time and continues discussions with the Company and its legal advisors. The Company has accrued stamp duty on the 2002 transaction in the amount of $3.2 million based upon its position that the Company was not land rich at the time of the share transfers. The Company intends to exercise all of its legal and administrative remedies in the event that the OSR makes an assessment based upon its claim that it is land rich.

Registration Rights Agreement — On the Effective Date, the Company entered into a Registration Rights Agreement (the “Registration Rights Agreement”) with certain stockholders of the Company party thereto. Pursuant to the Registration Rights Agreement, among other things, the Company was required to file with the SEC, pursuant to Section 13(a) of the Exchange Act, a registration statement for its common stock prior to September 30, 2011. The Company did not meet the September 30, 2011 deadline, and therefore, was subject to liquidation damages of approximately $2.0 million. The Company accrued $2.0 million related to such liability during 2011 and, as of December 31, 2011, the Company received and paid claims in the amount of $0.6 million. The remaining $1.4 million of claims were received and paid during the first quarter of 2012.

Other Matters — From time to time, the Company may be party to a number of legal and administrative proceedings involving environmental and/or other matters in various courts or agencies. These proceedings, individually and in the aggregate, may have a material adverse effect on the Company. These proceedings may be associated with facilities currently or previously owned, operated or used by the Company and/or its predecessors, some of which may include claims for personal injuries, property damages, cleanup costs and other environmental matters. Current and former operations of the Company may also involve management of regulated materials, which and are subject to various environmental laws and regulations including the Comprehensive Environmental Response Compensation and Liability Act (“CERCLA”), the Resource Conservation and Recovery Act (RCRA) or state equivalents. Similar environmental laws and regulations and other requirements exist in foreign countries in which the Company operates.

Statements of Operations Data	3 Months Ended	12 Months Ended
	Mar. 31, 2012	Dec. 31, 2011
Statements of Operations Data [Abstract]
Statements of Operations Data

14. Statements of Operations Data

Other Income (Expense) — The components of other income (expense) consisted of:

	Successor		Predecessor
	Three Months	Two Months	One Month
	Ended March 31,	Ended March 31,	Ended January 31,
	2012	2011	2011
Net unrealized and realized foreign currency gain (loss)	$(2.2)	$0.9	$1.5
Interest income	0.2	0.1	0.1
Other	0.6	—	—

Total	$(1.4)	$1.0	$1.6

Reorganization Income — Items resulting from the Company’s reorganization from bankruptcy are classified as “Reorganization income” on Condensed Consolidated Statements of Operations. Upon emergence from bankruptcy, the Company no longer reports reorganization income or expense. Any residual income or costs are included in “Selling, general and administrative expenses” on the Condensed Consolidated Statements of Operations.

The Company’s net charges for reorganization items were as follows:

Predecessor
One Month
Ended January 31,
2011
Legal and professional fees	$(12.0)
Indirect environmental claims	(24.3)
Fees related to the Rights Offering and other debt related costs	(9.2)
Forgiveness of debt	127.7
Gain as a result of application of fresh-start accounting	531.4

Total	$613.6

6. Statements of Operations Data

Other Income (Expense)

The components of other income (expense) consisted of:

	Successor	Predecessor
	Eleven Months Ended December 31, 2011	One Month Ended January 31, 2011	Year Ended December 31,
			2010	2009
	(Millions of dollars)
Net unrealized and realized foreign currency gain (loss)	$(7.8)	$1.5	$(12.5)	$(7.7)
Gain (loss) on liquidation/dissolution of subsidiary	0.2	—	5.3	—
Loss in net earnings of equity method investees	—	—	(2.0)	(3.6)
Interest income	0.6	0.1	0.6	0.4
Gain on accounts receivable sales	—	—	—	0.5
Loss on derivatives	—	—	—	(0.7)
Other	(2.8)	—	0.3	0.8

Total	$(9.8)	$1.6	$(8.3)	$(10.3)

Reorganization Income (Expense)

Items resulting from the Company’s reorganization from bankruptcy were classified as “Reorganization income (expense)” on Consolidated Statements of Operations. Upon emergence from bankruptcy, the Company no longer reports reorganization income (expense). Any residual costs are included in “Selling, general and administrative expenses” on the Consolidated Statements of Operations. The Company’s net charges for reorganization items in the applicable periods were as follows:

	Successor	Predecessor
	Eleven Months Ended December 31, 2011	One Month Ended January 31, 2011	Year Ended December 31,
			2010	2009
	(Millions of dollars)
Legal and professional fees	$—	$(12.0)	$(56.9)	$(50.3)
Accelerated amortization on debt issuance costs	—	—	(28.6)	(17.5)
Rejected contracts	—	—	(22.8)	(22.1)
Indirect environmental claims	—	(24.3)	(25.9)	—
Fees related to the Rights Offering and other debt related costs	—	(9.2)	(16.8)	—
Forgiveness of debt	—	127.7	—	5.0
Gain as a result of application of fresh-start accounting	—	531.4	—	—
Environmental and tort Settlement adjustments(1)	—	—	—	75.7
Other net adjustments	—	—	6.2	(0.3)

Total	$—	$613.6	$(144.8)	$(9.5)

(1)	See Note 5 for a description of the Legacy Tort Liabilities and the Legacy Environmental Liabilities Settlement.

Income Taxes	3 Months Ended	12 Months Ended
	Mar. 31, 2012	Dec. 31, 2011
Income Taxes [Abstract]
Income Taxes

15. Income Taxes

The following table presents the income tax provision, along with income from continuing operations and the effective tax rate:

	Successor		Predecessor
	Three Months Ended March 31, 2012	Two Months Ended March 31, 2011	One Month Ended January 31, 2011
Income tax provision	$(17.4)	$(3.3)	$(0.7)
Income from Continuing Operations before Income Taxes	$103.7	$13.5	$632.2
Effective Tax Rate	16.8%	24.4%	0.1%

The tax provisions for the 2012 and 2011 Successor periods differ from the U.S. statutory rate of 35% primarily due to valuation allowances in the United States and income in foreign jurisdictions taxed at rates lower than 35%. In the one month ended January 31, 2011, the tax provision for the Predecessor period differs from the U.S. statutory rate of 35% primarily due to fresh-start adjustments, which were booked net of tax. Additionally, the Predecessor period effective tax rate was impacted by valuation allowances in multiple jurisdictions and income in foreign jurisdictions taxed at lower rates than 35%.

The application of fresh-start accounting on January 31, 2011 resulted in the re-measurement of deferred income tax liabilities associated with the revaluation of the Company’s assets and liabilities pursuant to ASC 852 (see Note 5). As a result, deferred income taxes were recorded at amounts determined in accordance with ASC 740 of $11.8 million as part of reorganization income. Additionally, during 2011, the Company released valuation allowances against certain of its deferred tax assets in the Netherlands and Australia resulting from this re-measurement.

For U.S. federal income tax purposes, typically the amount of cancellation of debt income (“CODI”) recognized, and accordingly the amount of tax attributes that may be reduced, depends in part on the fair market value of non-cash consideration given to creditors. On the Company’s date of emergence, the fair market value of non-cash consideration given was such that the creditors received consideration in excess of their claims. For this reason, the company did not recognize any CODI and retained all of its U.S. tax attributes. In addition, the Company is reflecting a tax deduction for the premium paid to the creditors of $1,129.7 million. This deduction will increase the Company’s net operating losses (“NOL’s”) in the United States and in various states where the company has filing requirements. The resulting federal tax benefit of $395.4 million and the estimated corresponding state tax benefit of $51.0 million, net of the deferred federal effect, have been fully offset by a valuation allowance in accordance with ASC 740, after considering all available positive and negative evidence. Because the financial offset for the consideration given to creditors was recorded through equity, neither the tax benefits nor the offsetting valuation allowance impacts are shown in the effective tax rate table above. Instead, the excess tax benefit, which nets to zero with the valuation allowance, is reflected as an equity adjustment.

Upon emergence from bankruptcy, the Company experienced an ownership change resulting in a limitation under IRC Sections 382 and 383 related to its U.S. NOL’s generated prior to emergence. The Company does not expect that the application of these limitations will have any material affect upon its U.S. federal or state income tax liabilities.

The Company continues to maintain a valuation allowance related to the net deferred tax assets in the United States. Future provisions for income taxes will include no tax benefits with respect to losses incurred and tax expense only to the extent of current payments until the valuation allowance in the United States is eliminated. ASC 740 requires that all available positive and negative evidence be weighted to determine whether a valuation allowance should be recorded.

19. Income Taxes

Taxation of a company with operations in several foreign countries involves many complex variables. Because of these complexities, the comparisons between the United States and international components of income before income taxes and the provision for income taxes shown below do not necessarily provide reliable indicators of relationships in future periods.

Income (loss) from continuing operations before income taxes is comprised of the following:

	Successor	Predecessor
	Eleven Months Ended December 31, 2011	One Month Ended January 31, 2011	Year Ended December 31,
			2010	2009
	(Millions of dollars)
United States	$119.4	$497.4	$(10.0)	$(15.2)
International	142.3	134.8	16.6	(15.0)

Total	$261.7	$632.2	$6.6	$(30.2)

The income tax benefit (provision) from continuing operations is summarized below:

	Successor	Predecessor
	Eleven Months Ended December 31, 2011	One Month Ended January 31, 2011	Year Ended December 31,
			2010	2009
	(Millions of dollars)
U.S. Federal:
Current	$—	$—	$—	$—
Deferred	—	—	—	—

	—	—	—	—

International:
Current	(16.0)	0.1	(6.8)	—
Deferred	(3.8)	(0.8)	5.1	1.9

	(19.8)	(0.7)	(1.7)	1.9

State:
Current	(0.4)	—	(0.3)	(0.4)
Deferred	—	—	—	—

	(0.4)	—	(0.3)	(0.4)

Total benefit/(provision) from continuing operations	$(20.2)	$(0.7)	$(2.0)	$1.5

In the following table, the U.S. federal statutory income tax rate is reconciled to the Company’s effective income tax rates for “Income (Loss) from Continuing Operations” as reflected in the Consolidated Statements of Operations.

	Successor	Predecessor
	Eleven Months Ended December 31, 2011	One Month Ended January 31, 2011	Year Ended December 31,
			2010	2009
U.S. statutory tax rate	35.0%	35.0%	35.0%	35.0%
Increases (decreases) resulting from:
Taxation of foreign operations	(6.8)	(0.3)	91.2	(3.0)
State income taxes	2.0	(0.1)	(15.2)	14.2
Disallowed officers compensation	2.5	—	—	—
Capitalized professional fees	4.5	0.4	207.1	(19.6)
Foreign interest disallowance	2.1	—	61.0	(2.9)
Permanent adjustment for fresh-start (net of tax)	—	(29.3)	—	—
Prior year accruals	—	—	23.3	(6.4)
Change in uncertain tax positions	(6.0)	—	54.2	0.2
Valuation allowances	(25.3)	(1.3)	(427.0)	(157.7)
Equity deconsolidation of subsidiary	—	—	—	149.7
Other, net	(0.3)	(4.3)	0.7	(4.5)

Effective tax rate	7.7%	0.1%	30.3%	5.0%

For U.S. federal income tax purposes, typically the amount of cancellation of debt income (“CODI”) recognized, and accordingly the amount of tax attributes that may be reduced, depends in part on the fair market value of non-cash consideration given to creditors. On the Effective Date, the fair market value of non-cash consideration given was such that the creditors received consideration in excess of their claims. For this reason, the Company did not recognize any CODI and retained all of its U.S. tax attributes. In addition, the Company is reflecting a tax deduction for the premium paid to the creditors of $1,129.7 million. This deduction will increase the Company’s net operating losses (“NOL’s”) in the United States and in various states where the Company has filing requirements. The resulting estimated federal tax benefit of $395.4 million and the estimated corresponding state tax benefit of $51.0 million, net of the deferred federal effect, have been fully offset by a valuation allowance in accordance with ASC 740, after considering all available positive and negative evidence. Because the financial offset for the consideration given to creditors was recorded through equity, neither the tax benefits nor the offsetting valuation allowance impacts are shown in the effective tax rate table above. Instead, the excess tax benefit, which nets to zero with the valuation allowance, is reflected as an equity adjustment.

Upon emergence from bankruptcy, the Company experienced an ownership change resulting in a limitation under IRC Section 382 and 383 related to its U.S. NOL’s generated prior to emergence. The Company does not expect that the application of these limitations will have any material affect upon its U.S. federal or state income tax liabilities.

Net deferred tax assets (liabilities) at December 31, 2011 and 2010 were comprised of the following:

	Successor	Predecessor
	December 31, 2011	December 31, 2010
	(Millions of dollars)
Deferred tax assets:
Net operating loss and other carryforwards	$494.5	$76.3
Property, plant and equipment	6.3	14.8
Reserves for environmental remediation and restoration	6.2	164.7
Obligations for pension and other employee benefits	57.4	49.1
Investments	33.7	32.2
Grantor Trusts	123.0	—
State and local tax	1.4	0.8
Other long-term assets	—	8.4
Inventory	3.5	6.0
Interest	—	2.9
Other accrued liabilities	15.7	18.5
Litigation	—	3.7
Unrealized foreign exchange losses	1.1	—
Other	0.3	12.1

Total deferred tax assets	743.1	389.5
Valuation allowance associated with deferred tax assets	(561.0)	(346.0)

Net deferred tax assets	$182.1	$43.5

Deferred tax liabilities—
Property, plant and equipment	$(67.0)	$(21.4)
Intangibles	(117.9)	—
Inventory	(0.7)	(1.0)
Prepaid expenses	(0.6)	(0.7)
Uncertain tax positions	(0.8)	(3.9)
Other	(0.9)	(2.8)

Total deferred tax liabilities	(187.9)	(29.8)

Net deferred tax asset/(liability)	$(5.8)	$13.7

Balance sheet classifications:
Deferred tax assets—current	$4.3	$4.3
Deferred tax assets—long-term	9.0	9.4
Deferred tax liability—current	—	—
Deferred tax liability—long-term	(19.1)	—

Net deferred tax asset (liability)	$(5.8)	$13.7

During the years ended December 31, 2011 and 2010, the total change to the valuation allowance was an increase of $215.0 million and a decrease of $24.9 million, respectively.

The deferred tax assets generated by tax loss carryforwards of the Company have been substantially offset by valuation allowances. The expiration of these carryforwards as of December 31, 2011, is shown below. These expiration amounts are comprised of International, U.S. and State losses.

Tax Loss Carryforwards
(Millions of dollars)
Year of Expiration:
2012	$0.3
2013	21.7
2014	51.5
2015	31.4
2016	32.9
Thereafter	2,690.5

Total tax losses	$2,828.3

The application of fresh-start accounting on January 31, 2011 resulted in the re-measurement of deferred income tax liabilities associated with the revaluation of the Company’s assets and liabilities pursuant to ASC 852 (see Note 4). As a result, deferred income taxes were recorded at amounts determined in accordance with ASC 740 of $11.8 million as part of reorganization income. Additionally, during 2011, the Company released valuation allowances against certain of its deferred tax assets in the Netherlands and Australia resulting from this re-measurement.

Undistributed earnings of certain foreign subsidiaries totaled $144.0 million at December 31, 2011. At December 31, 2011, no provision for deferred U.S. income taxes had been made for these earnings because they were considered to be indefinitely reinvested outside the United States. The distribution of these earnings in the form of dividends or otherwise, may subject the Company to U.S. federal and state income taxes and, possibly, foreign withholding taxes. However, because of the complexities of U.S. taxation of foreign earnings, it is not practicable to estimate the amount of additional tax that might be payable on the eventual remittance of these earnings to the United States.

The Company entered into a tax sharing agreement with Kerr-McGee that governed Kerr-McGee’s and the Company’s respective rights, responsibilities and obligations subsequent to the IPO with respect to taxes for tax periods ending in 2005 and prior. Generally, taxes incurred or accrued prior to the IPO that are attributable to the business of one party will be borne solely by that party. The tax sharing agreement was set aside by the Bankruptcy Court and, therefore, no future payables or receivables will be recorded under the tax sharing agreement for tax periods ending in 2005 and prior.

A reconciliation of the beginning and ending amounts of unrecognized tax benefits at January 31, 2011 and December 31, 2011 is as follows:

2011
(Millions of dollars)
Predecessor: Balance at January 1	$13.0
Additions for tax positions related to the current year	—
Reductions for tax positions related to prior years	—
Unrealized foreign exchange gains (losses)	(0.2)
Decrease due to settlements	—
Decrease due to lapse of applicable statute of limitations	—

Predecessor: Balance at January 31	$12.8
Additions for tax positions related to the current year	0.9
Reductions for tax positions related to prior years	—
Unrealized foreign exchange gains (losses)	0.2
Decrease due to settlements	(3.0)
Decrease due to lapse of applicable statute of limitations	(9.3)

Successor: Balance at December 31	$1.6

A reconciliation of the beginning and ending amounts of unrecognized tax benefits at 2010 and 2009 is as follows:

	Predecessor
	2010	2009
	(Millions of dollars)
Predecessor: Balance at January 1	$7.9	$40.4
Additions for tax positions related to the current year	3.5	—
Reductions for tax positions related to prior years	—	(32.5)
Unrealized foreign exchange gains (losses)	1.6	0.5
Decrease due to lapse of applicable statute of limitations	—	(0.5)

Predecessor: Balance at December 31	$13.0	$7.9

Included in the balance at December 31, 2011 and 2010, were tax positions of $0.8 million and $0.8 million, respectively, for which the ultimate deductibility is highly certain, but for which there is uncertainty about the timing of such deductibility. There were no tax positions with timing uncertainty as of December 31, 2009. The net benefit associated with approximately $0.8 million and $12.2 million of the December 31, 2011 and 2010 reserve, respectively, for unrecognized tax benefits, if recognized, would affect the effective income tax rate.

As a result of potential settlements, it is reasonably possible that the Company’s gross unrecognized tax benefits for interest deductibility may decrease within the next twelve months by an amount up to $0.8 million.

The Company recognizes interest and penalties related to unrecognized tax benefits in “Income tax benefit (provision)” on the Consolidated Statements of Operations. During the eleven months ended December 31, 2011, one month ended January 31, 2011 and years ended December 31, 2010 and 2009, the Company recognized approximately $(10.2) million, $0.1 million, $1.6 million and $1.7 million, respectively, in gross interest and penalties in the Consolidated Statements of Operations. At December 31, 2011 and 2010, the Company had approximately nil and $9.9 million, respectively, accrued for the gross payment of interest and penalties. At December 31, 2011 and 2010, the noncurrent liability section of the Consolidated Balance Sheets reflected $1.6 million and $19.1 million, respectively, as the reserve for uncertain tax positions. The 2010 balance of $19.1 million included the $9.9 million of interest and penalties, which was reversed as part of the interest number above, but did not include unrecognized tax benefits of $3.8 million, which were recorded to the deferred tax liability account.

The Company was included in the U.S. federal income tax returns of Kerr-McGee Corporation and Subsidiaries for tax periods ending in 2005 and prior. The Internal Revenue Service (the “IRS”) has completed its examination of the Kerr-McGee Corporation and Subsidiaries’ federal income tax returns for all years through 2005, and these years have been closed with the exception of issues for which a refund claim has been filed and is being pursued in the U.S. Court of Federal Claims. The amounts payable to Kerr-McGee under the tax sharing agreement with respect to these closed years was settled upon emergence.

The U.S. returns are now closed for years through 2008, with the exception of issues for which the Kerr-McGee Corporation refund claim is being pursued in the United States Court of Federal Claims. The Netherlands returns are closed through 2005. The Australian returns are closed through 2004. The Switzerland returns are closed through 2007. The Company believes that it has made adequate provision for income taxes that may be payable with respect to years open for examination; however, the ultimate outcome is not presently known and, accordingly, additional provisions may be necessary and/or reclassifications of noncurrent tax liabilities to current may occur in the future.

Earnings (Loss) Per Share	3 Months Ended	12 Months Ended
	Mar. 31, 2012	Dec. 31, 2011
Earnings Per Share [Abstract]
Earnings (Loss) Per Share

16. Earnings (Loss) Per Share

The following table sets forth the computation of basic and diluted earnings per share from continuing operations for the periods indicated:

	Successor		Predecessor
	Three Months Ended March 31, 2012	Two Months Ended March 31, 2011	One Month Ended January 31, 2011
Income from Continuing Operations	$86.3	$10.2	$631.5
Shares (In thousands)	15,078	14,924	41,311
Effect of Dilutive Securities:
Restricted Stock	49	265	88
Warrants	587	604	—
Options	19	—	—

Total Dilutive Shares	15,733	15,793	41,399
Basic Income per Share	$5.72	$0.68	$15.29

Diluted Income per Share	$5.48	$0.65	$15.25

In computing diluted earnings per share under the treasury stock method, the Company considered potentially dilutive shares. The number of stock options that were anti-dilutive because they were not “in the money” was 1,152,408 for the one month ended January 31, 2011 at an average exercise price of $9.54.

The following table sets forth the computation of basic and diluted earnings per share from discontinued operations for the periods indicated:

	Successor		Predecessor
	Three Months Ended March 31, 2012	Two Months Ended March 31, 2011	One Month Ended January 31, 2011
Loss from Discontinued Operations	$—	$—	$(0.2)
Basic Loss per Share	—	—	(0.01)

Diluted Loss per Share	$—	$—	$—

7. Earnings Per Share

The following table sets forth the computation of basic and diluted earnings per share from continuing operations for the periods indicated:

	Successor	Predecessor
	Eleven Months Ended December 31, 2011	One Month Ended January 31, 2011	Year Ended December 31,
			2010	2009
	(Millions of dollars, except share and per share data)
Income (Loss) from Continuing Operations	$241.5	$631.5	$4.6	$(28.7)
Shares (In thousands)	14,981	41,311	41,232	41,176
Effect of Dilutive Securities:
Restricted Stock	55	88	151	—
Warrants	579	—	—	—
Options	4	—	—	—

Total Dilutive Shares	15,619	41,399	41,383	41,176
Basic Income (Loss) per Share	$16.12	$15.29	$0.11	$(0.70)

Diluted Income (Loss) per Share	$15.46	$15.25	$0.11	$(0.70)

The following table sets forth the computation of basic and diluted earnings per share from discontinued operations for the periods indicated:

	Successor	Predecessor
	Eleven Months Ended December 31, 2011	One Month Ended January 31, 2011	Year Ended December 31,
			2010	2009
	(Millions of dollars, except share and per share data)
Income (Loss) from Discontinued Operations	$—	$(0.2)	$1.2	$(9.8)
Basic Income (Loss) per Share	$—	$(0.01)	$0.03	$(0.24)

Diluted Income (Loss) per Share	$—	$—	$0.03	$(0.24)

In computing diluted earnings per share under the treasury stock method, the Company considered potentially dilutive shares. The number of stock options that were anti-dilutive because they were not “in the money” was 1,152,408, 1,152,408 and 1,162,464 for the one month ended January 31, 2011 and years ended December 31, 2010 and 2009, respectively. The average exercise price of these anti-dilutive options was $9.54, $9.54 and $9.56 for the one month ended January 31, 2011 and years ended December 31, 2010 and 2009, respectively.

Stockholders' Equity	3 Months Ended	12 Months Ended
	Mar. 31, 2012	Dec. 31, 2011
Stockholders' Equity [Abstract]
Stockholders' Equity

17. Stockholders’ Equity

Common Stock — The changes in common stock shares outstanding and treasury shares for the three months ended March 31, 2012 were as follows:

New common stock shares outstanding:
Outstanding at December 31, 2011	15,076,691
Stock-based compensation	8,443
Shares issued for warrants exercised	3,676
Claims	5

Balance at March 31, 2012	15,088,815

New common stock held as treasury shares:
Balance at December 31, 2011	94,513
Stock-based compensation	3,790

Balance at March 31, 2012	98,303

Warrants — As part of its emergence from bankruptcy, the Company authorized 544,041 Series A Warrants and 672,175 Series B Warrants. As of March 31, 2012, the Company had outstanding Series A Warrants to purchase 459,419 ordinary shares at an exercise price of $62.13 per ordinary share issued and outstanding and Series B Warrants to purchase 590,678 ordinary shares at an exercise price of $68.56 per ordinary share issued and outstanding. The warrants have anti-dilution protection for in-kind stock dividends, stock splits, stock combinations and similar transactions and may be exercised at any time during the period from February 14, 2011 to the close of business on February 14, 2018.

23. Stockholders’ Equity

Upon emergence from bankruptcy, all Predecessor Class A common stock and Predecessor Class B common stock was cancelled with the Plan. As part of its emergence from bankruptcy, the Company authorized 100,000,000 shares of New Common Stock, 544,041 Series A Warrants and 672,175 Series B Warrants (see Note 1). The changes in shares outstanding and treasury shares for the eleven months ended December 31, 2011 were as follows:

New common stock shares outstanding:
Issued February 1, 2011	14,918,217
Stock-based compensation	72,936
Claims	5,676
Shares issued for warrants exercised	79,862

Balance at December 31, 2011	15,076,691

New common stock held as treasury shares:
Shares acquired February 1, 2011	56,230
Stock-based compensation	38,283

Balance at December 31, 2011	94,513

Warrants—As of December 31, 2011, the Company had outstanding Series A Warrants to purchase 461,616 ordinary shares at an exercise price of $62.13 per ordinary share issued and outstanding and Series B Warrants to purchase 593,365 ordinary shares at an exercise price of $68.56 per ordinary share issued and outstanding. The warrants have anti-dilution protection for in-kind stock dividends, stock splits, stock combinations and similar transactions and may be exercised at any time during the period from February 14, 2011 to the close of business on February 14, 2018.

Stock-Based Compensation	3 Months Ended	12 Months Ended
	Mar. 31, 2012	Dec. 31, 2011
Stock-Based Compensation [Abstract]
Stock-Based Compensation

18. Stock-Based Compensation

Successor

On the Effective Date, the Company adopted the management equity incentive plan (the “MEIP”), which permits the grant of awards that constitute incentive stock options, nonqualified stock options, stock appreciation rights, restricted stock, restricted stock units, performance awards and other stock-based awards, cash payments and other forms such as the compensation committee of the Board in its discretion deems appropriate, including any combination of the above. Subject to further adjustment, the number of shares available for delivery pursuant to the awards granted under the MEIP is 1.2 million shares. The shares awarded under the MEIP, may be authorized but unissued shares, authorized and issued shares reacquired and held as treasury shares or a combination thereof.

Grants to Board Members

As noted above, the MEIP authorized the issuance of restricted shares to eligible directors who were serving on the Board on the Effective Date. The equity compensation available under the MEIP to eligible directors consists of the following: (i) an equity retainer award; (ii) a primary award; and (iii) a secondary award. The terms of those specific awards are as follows:

•

Equity Retainer Award — Eligible directors who were serving on the Board on the Effective Date received shares of restricted stock with a value equal to $70,000, determined by dividing $70,000 by the average of the ten day trading price of the Company’s common stock for the ten day period commencing on the twentieth trading day following the Effective Date and rounding down to the nearest full share. The equity retainer award vest in four pro-rata equal installments on the last day of each quarter that ends during the covered period, provided that the eligible director is then providing services to the Board on each such vesting date.

•

Primary Award — Eligible directors who were serving on the Board on the Effective Date received a grant of 2,500 shares of restricted stock. The primary award restricted shares vest in twelve pro-rata equal installments on the last day of each calendar quarter that ends following the Effective Date, provided that the eligible director is then providing services to the Board on each such vesting date.

•	Secondary Award — Eligible directors who were serving on the Board on the Effective Date received grants of restricted shares as follows:

•	The Chairman of the Board received a secondary restricted share award of 6,500 shares.

•	Each Co-chairman of the Strategic Committee, who was not serving as Chairman of the Board, received a secondary restricted share award of 6,500 shares.

•	The Chairman of the Audit Committee, who was not serving as the Chairman of the Board or Chairman of the Strategic Committee, received a secondary restricted share award of 4,500 shares.

•	All eligible directors, other than the Chairman of the Board and the Chairmen of the Strategic Committee and Audit Committee, received a secondary restricted share award of 3,500 shares.

The secondary awards vest based on the following schedule, provided that the eligible director is then providing services to the Board on each such vesting date:(i) 12.5% on December 31, 2011, December 31, 2012 and December 31, 2013; (ii) 20% on December 31, 2014; and (iii) 42.5% on December 31, 2015; provided that all secondary restricted share awards shall immediately vest upon the consummation of a change in control of the Company, as specified in the MEIP.

Notwithstanding anything set forth to the contrary in the MEIP, effective January 1, 2014, the shareholders of the Company, may, upon a majority vote, resolve to terminate any or all unvested secondary restricted shares, and following such a vote, all such secondary restricted shares shall be cancelled and forfeited for no consideration.

Compensation expense related to these restricted stock awards was $0.2 million for the three months ended March 31, 2012 and $0.3 million for the two months ended March 31, 2011.

The following table summarizes restricted stock share activity with Board members for the three months ended March 31, 2012.

	Equity Retainer Award		Primary Award		Secondary Award
Restricted Shares	Number of Shares	Weighted-Avg. Grant Date Fair Value	Number Of Shares	Weighted-Avg. Grant Date Fair Value	Number of Shares	Weighted-Avg. Grant Date Fair Value
Balance at December 31, 2011	—	$—	10,008	$122.50	24,497	$122.50
Awards granted	—	—	—	—	—	—
Awards earned	—	—	(1,040)	122.50	—	—

Balance at March 31, 2012	—	$—	8,968	$122.50	24,497	$122.50

Outstanding awards expected to vest	—	$—	8,968	$122.50	24,497	$122.50

Grants to employees

On January 2, 2012, the Company granted to its employees 10,083 shares, which have graded vesting provisions. The Company is withholding the highest combined maximum rate imposed under all applicable federal, state, local and foreign tax laws on behalf of the employees that have received these awards. In accordance with ASC 718, Compensation – Stock Compensation, such restricted stock awards are classified as liability awards and are re-measured to fair value at each reporting date. Compensation expense related to employee restricted stock awards was $6.0 million and $2.6 million for the three months ended March 31, 2012 and two months ended March 31, 2011, respectively.

The following table summarizes restricted stock share activity with employees for the three months ended March 31, 2012.

	Number of Shares	Fair Value(1)
Balance at December 31, 2011	201,094	$107.91
Awards granted	10,083	120.13
Awards earned	(11,193)	122.50
Awards forfeited	—	—

Balance at March 31, 2012	199,984	$106.91

Outstanding awards expected to vest	199,984	$106.91

(1)	Represents the weighted-average grant-date fair value.

Stock Options

During 2012, the Company granted to its employees stock options, which have graded vesting provisions. The following table presents a summary of activity for the Company’s options for the three months ended March 31, 2012:

	Number of Options	Price (1)	Contractual Life Years (1)	Intrinsic Value(2)
Balance at December 31, 2011	69,000	$110.00	9.95	$0.7
Options issued	4,466	123.00	9.76	0.2

Outstanding at March 31, 2012	73,466	$110.79	9.71	$4.7

(1)	Represents weighted average exercise price and weighted average remaining contractual life, as applicable.
(2)	Reflects aggregate intrinsic value based on the difference between the market price of the Company’s stock at March 31, 2012 and the options’ exercise price.

Valuation and Cost Attribution Methods. Options’ fair value was determined on the date of grant using the Black-Scholes option-pricing model and was recognized in earnings on a straight-line basis over the employee service period of three years necessary to earn the awards, which is the vesting period. On January 3, 2012, the Company ran the Black-Scholes option-pricing model for the 4,466 options granted and used the following assumptions:

2012
Risk-free interest rate	1.97%
Expected dividend yield	0.0%
Expected volatility	48.6%
Expected term (years)	10.0
Per-unit fair value of options granted	$73.89

The Company used the fair market value and exercise price of $123.00, which was the closing price of TROX.PK recorded on January 3, 2012.

Expected Volatility — In setting the volatility assumption, the Company considered the most recent reported volatility of each compensation peer company. For the 2012 valuation, the peer company group included the following companies: Cabot Corporation, Celanese Corporation, Chemtura Corporation, Cliffs Natural Resources Inc., Cytec Industries Inc., Eastman Chemical Company, FMC Corporation, Freeport-McMoRan Copper & Gold Inc., Georgia Gulf Corporation, Huntsman Corporation, Kronos Worldwide, Inc., The Lubrizol Corporation, Nalco Holding Company, PPG Industries, Inc., Rockwood Holdings, Inc., RPM International Inc., The Sherwin-Williams Company, Solutia Inc., Southern Copper Corporation, Teck Resources Limited, The Valspar Corporation, W.R. Grace & Co, and Westlake Chemical Corporation.

Risk-free interest rate — The Company used a risk-free interest rate of 1.97%, which was the yield of the ten year U.S. Treasury Note.

Compensation expense related to the Company’s nonqualified stock option awards for the three months ended March 31, 2012 and two months ended March 31, 2011 was $0.5 million and nil, respectively.

Predecessor

Upon emergence from bankruptcy, all predecessor common stock equivalents, including but not limited to stock options and restricted stock units of the Company vested and were immediately cancelled with the Plan.

Overview — The Company’s Long Term Incentive Plan (“LTIP”) authorized the issuance of shares of its Class A common stock to certain employees and non-employee directors any time prior to November 16, 2015, in the form of fixed-price stock options, restricted stock, stock appreciation rights or performance awards. As of the Effective Date, all stock-based awards previously issued under the Predecessor’s LTIP plan vested and were immediately cancelled.

For the one month ended January 31, 2011, the Company recognized $0.1 million of compensation expense related to restricted stock-based awards, which was based on the fair value of the awards. During the one month ended January 31, 2011, the valuation allowance was adjusted for activity during each period. For this reason, any tax benefit associated with compensation expense had a corresponding offset to the valuation allowance, yielding no overall income tax benefit.

The following table summarizes information about restricted stock award, performance award and stock option activity for the one month ended January 31, 2011:

	Restricted Stock Awards & Stock Opportunity Grants		Performance Awards	Stock Options
	Number of	Fair	Number Of	Number of		Contractual	Intrinsic
Restricted Shares	Shares	Value(1)	Units	Options	Price(2)	Life (Years)(2)	Value(3)
Balance at December 31, 2010	148,053	$4.92	2,689,150	1,152,408	$9.54	5.31	$9.54
Awards vested/cancelled	(148,053)	—	(2,689,150)	(1,152,408)	—	—	—

Balance at January 31, 2011	—	$—	—	—	$—	—	$—

(1)	Represents the weighted average grant date fair value.
(2)	Represents weighted average exercise price and weighted average remaining contractual life, as applicable.
(3)	Reflects aggregate intrinsic value based on the difference between the market price of the Company’s stock and the options’ exercise price.

18. Stock-Based Compensation

Successor

On the Effective Date, the Company adopted the management equity incentive plan (the “MEIP”), which permits the grant of awards that constitute incentive stock options, nonqualified stock options, stock appreciation rights, restricted stock, restricted stock units, performance awards and other stock-based awards, cash payments and other forms such as the compensation committee of the Board in its discretion deems appropriate, including any combination of the above. Subject to further adjustment, the number of shares available for delivery pursuant to the awards granted under the MEIP is 1.2 million shares. The shares awarded under the MEIP, may be authorized but unissued shares, authorized and issued shares reacquired and held as treasury shares or a combination thereof.

Grants to Board Members

As noted above, the MEIP authorized the issuance of restricted shares to eligible directors who were serving on the Board on the Effective Date. The equity compensation available under the MEIP to eligible directors consists of the following: (i) an equity retainer award; (ii) a primary award; and (iii) a secondary award. The terms of those specific awards are as follows:

•

Equity Retainer Award—Eligible directors who were serving on the Board on the Effective Date received shares of restricted stock with a value equal to $70,000, determined by dividing $70,000 by the average of the ten day trading price of the Company’s common stock for the ten day period commencing on the twentieth trading day following the Effective Date and rounding down to the nearest full share. The equity retainer award vest in four pro-rata equal installments on the last day of each quarter that ends during the covered period, provided that the eligible director is then providing services to the Board on each such vesting date.

•

Primary Award—Eligible directors who were serving on the Board on the Effective Date received a grant of 2,500 shares of restricted stock. The primary award restricted shares vest in twelve pro-rata equal installments on the last day of each calendar quarter that ends following the Effective Date, provided that the eligible director is then providing services to the Board on each such vesting date.

•	Secondary Award—Eligible directors who were serving on the Board on the Effective Date received grants of restricted shares as follows:

•	The Chairman of the Board received a secondary restricted share award of 6,500 shares.

•	Each Co-chairman of the Strategic Committee, who was not serving as Chairman of the Board, received a secondary restricted share award of 6,500 shares.

•	The Chairman of the Audit Committee, who was not serving as the Chairman of the Board or Chairman of the Strategic Committee, received a secondary restricted share award of 4,500 shares.

•	All eligible directors, other than the Chairman of the Board and the Chairmen of the Strategic Committee and Audit Committee, received a secondary restricted share award of 3,500 shares.

The secondary awards vest based on the following schedule, provided that the eligible director is then providing services to the Board on each such vesting date:(i) 12.5% on December 31, 2011, December 31, 2012 and December 31, 2013; (ii) 20% on December 31, 2014; and (iii) 42.5% on December 31, 2015; provided that all secondary restricted share awards shall immediately vest upon the consummation of a change in control of the Company, as specified in the MEIP.

Notwithstanding anything set forth to the contrary in the MEIP, effective January 1, 2014, the shareholders of the Company, may, upon a majority vote, resolve to terminate any or all unvested secondary restricted shares, and following such a vote, all such secondary restricted shares shall be cancelled and forfeited for no consideration.

Compensation expense related to these restricted stock awards was $1.4 million for the eleven months ended December 31, 2011. The following table summarizes restricted stock share activity with Board members for the eleven months ended December 31, 2011.

	Equity Retainer Award		Primary Award		Secondary Award
Restricted Shares	Number of Shares	Weighted-Avg. Grant Date Fair Value	Number of Shares	Weighted-Avg. Grant Date Fair Value	Number of Shares	Weighted Avg. Grant Date Fair Value
Balance at February 1, 2011	—	—	—	—	—	—
Awards granted	3,138	$122.50	15,000	$122.50	28,000	$122.50
Awards earned	(3,138)	$122.50	(4,992)	$122.50	(3,503)	$122.50

Balance at December 31, 2011	—	$—	10,008	$122.50	24,497	$122.50

Outstanding awards expected to vest	—	$—	10,008	$122.50	24,497	$122.50

Grants to employees

On the Effective Date, 219,250 shares of restricted stock were granted to employees that vest quarterly over a three-year period. During 2011, the Company granted an additional 81,430 shares to employees that vest over a three-year period. The Company is withholding the highest combined maximum rate imposed under all applicable federal, state, local and foreign tax laws on behalf of the employees that have received these awards. Compensation expense related to these restricted stock awards was $12.3 million for the eleven months ended December 31, 2011.

The following table summarizes restricted stock share activity with employees for the eleven months ended December 31, 2011.

	Number of Shares	Fair Value(1)
Balance at February 1, 2011	—	$—
Awards granted	300,680	$112.74
Awards earned	(97,502)	$122.50
Awards forfeited	(2,084)	$122.50

Balance at December 31, 2011	201,094	$107.91

Outstanding awards expected to vest	201,094	$107.91

(1)	Represents the weighted-average grant-date fair value.

Stock Options

During 2011, the Company granted stock options to employees which vest over a three year period. The following table presents a summary of activity for the Company’s options for the eleven months ended December 31, 2011:

	Number of Options	Price(1)	Contractual Life Years(1)	Intrinsic Value Millions(2)
	(Millions of dollars)
Balance at February 1, 2011	—	$—	—	$—
Options issued	69,000	110.00	10.0	0.7

Outstanding at December 31, 2011	69,000	$110.00	10.0	$0.7

(1)	Represents weighted average exercise price and weighted average remaining contractual life, as applicable.
(2)	Reflects aggregate intrinsic value based on the difference between the market price of the Company’s stock at December 31, 2011 and the options’ exercise price.

Valuation and Cost Attribution Methods. Options’ fair value was determined on the date of grant using the Black-Scholes option-pricing model and was recognized in earnings (net of expected forfeitures of 5,834 at December 31, 2011) on a straight-line basis over the employee service period of three years necessary to earn the awards, which is the vesting period. The Company ran the Black-Scholes option-pricing model as of December 13, 2011 and used the following assumptions:

2011
Risk-free interest rate	1.97%
Expected dividend yield	0.0%
Expected volatility	48.6%
Expected term (years)	10.0
Per-unit fair value of options granted	66.08

The Company used the fair market value and exercise price of $110.00, which was the closing price of TROX.PK recorded on December 31, 2011.

Expected Volatility—In setting the volatility assumption, the Company considered the most recent reported volatility of each compensation peer company. For the 2011 valuation, the peer company group included the following companies: Cabot Corporation, Celanese Corporation, Chemtura Corporation, Cliffs Natural Resources Inc., Cytec Industries Inc., Eastman Chemical Company, FMC Corporation, Freeport-McMoRan Copper & Gold Inc., Georgia Gulf Corporation, Huntsman Corporation, Kronos Worldwide, Inc., The Lubrizol Corporation, Nalco Holding Company, PPG Industries, Inc., Rockwood Holdings, Inc., RPM International Inc., The Sherwin-Williams Company, Solutia Inc., Southern Copper Corporation, Teck Resources Limited, The Valspar Corporation, W.R. Grace & Co, and Westlake Chemical Corporation.

Risk-free interest rate—The Company used a risk-free interest rate of 1.97%, which was the yield of the ten year U.S. Treasury Note.

Compensation expense related to the Company’s nonqualified stock option awards for the eleven months ended December 31, 2011 was $0.1 million.

Predecessor

Upon emergence from bankruptcy, all predecessor common stock equivalents, including but not limited to stock options and restricted stock units of the Company were cancelled with the Plan.

Overview—The Company’s Long Term Incentive Plan (“LTIP”) authorized the issuance of shares of its Class A common stock to certain employees and non-employee directors any time prior to November 16, 2015, in the form of fixed-price stock options, restricted stock, stock appreciation rights or performance awards. As of the Effective Date, all stock-based awards previously issued under the Predecessor’s LTIP plan were cancelled.

Compensation Expense—The following summarizes total stock-based compensation expense recognized from continuing operations during the one month ended January 31, 2011 and years ended December 31, 2010 and 2009. Stock-based compensation expense is based on the fair value of the awards.

	Predecessor
	One Month Ended January 31, 2011	Years Ended December 31,
		2010	2009
	(Millions of dollars)
Stock options	$—	$0.2	$0.4
Restricted stock-based awards	0.1	0.3	(0.2)
Performance awards	—	—	—

Total stock-based compensation expense	0.1	0.5	0.2
Income tax benefit(1)	—	—	—

Total stock-based compensation expense	$0.1	$0.5	$0.2

(1)	During the one month ended January 31, 2011 and years ended December 31, 2010 and 2009, the valuation allowance was adjusted for activity during each period. For this reason, any tax benefit associated with compensation expense had a corresponding offset to the valuation allowance, yielding no overall income tax benefit.

Stock Options—The following table presents a summary of activity for the Company’s options for the one month ended January 31, 2011 and year ended December 31, 2010:

	Number of Options	Price(1)	Contractual Life (Years)(1)	Intrinsic Value (Millions)(2)
Options outstanding at December 31, 2009	1,162,464	$9.56	6.32	$(11.1)
Options forfeited	(10,056)	11.69

Options outstanding at December 31, 2010	1,152,408	$9.54	5.31	$(11.0)
Options cancelled	(1,152,408)

Options outstanding at January 31, 2011	—	$—	—	$—

(1)	Represents weighted average exercise price and weighted average remaining contractual life, as applicable.
(2)	Reflects aggregate intrinsic value based on the difference between the market price of the Company’s stock and the options’ exercise price.

The Company did not grant stock options during the one month ended January 31, 2011 and years ended December 31, 2010 and 2009.

Restricted Stock Awards and Stock Opportunity Grants—The following table summarizes information about restricted stock, restricted stock units and stock opportunity grant activity for the one month ended January 31, 2011 and year ended December 31, 2010:

	Number of Shares	Fair Value(1)
Balance at December 31, 2009	208,916	$7.68
Awards forfeited	(4,700)	$11.31
Awards earned	(56,163)	$14.81

Balance at December 31, 2010	148,053	$4.92
Awards cancelled	(148,053)

Balance at January 31, 2011	—	$—

(1)	Represents the weighted average grant date fair value.

The Company did not grant restricted stock during the one month ended January 31, 2011 and years ended December 31, 2010 and 2009.

Performance Awards—The following table summarizes information about performance share and performance unit activity for the one month ended January 31, 2011 and year ended December 31, 2010:

Number of Units
Balance at December 31, 2009	2,911,114
Awards forfeited	(116,204)
Awards earned	(105,760)

Balance at December 31, 2010	2,689,150
Awards cancelled	(2,689,150)

Balance at January 31, 2011	—

Cash Flows Statement Data	3 Months Ended	12 Months Ended
	Mar. 31, 2012	Dec. 31, 2011
Cash Flows Statement Data [Abstract]
Cash Flows Statement Data

19. Cash Flows Statement Data

Other noncash items included in the reconciliation of net income to net cash flows from operating activities include the following:

	Successor		Predecessor
	Three Months	Two Months	One Month
	Ended March 31,	Ended March 31,	Ended January 31,
	2012	2011	2011
Workers’ compensation and insurance liability	$0.6	$0.2	$0.1
Abandonment expense	0.3	0.3	—
Asset retirement obligation accretion expense	0.5	0.3	0.1
Asset retirement obligation changes in estimates	—	0.9	—
Inventory write-downs	—	0.7	—
FIN 48 liability adjustment	—	1.0	(0.4)
Other net adjustments	0.9	—	—

Total	$2.3	$3.4	$(0.2)

Other, net, included in the reconciliation of net income to net cash flows from operating activities includes the following:

	Successor		Predecessor
	Three Months	Two Months	One Month
	Ended March 31,	Ended March 31,	Ended January 31,
	2012	2011	2011
Pension and postretirement	$(1.5)	$(0.7)	$—
Asset retirement obligation expenditures	—	(0.4)	—
Environmental expenditures, net of reimbursements	—	33.1	—
Other net adjustments	1.3	(0.5)	1.0

Total	$(0.2)	$31.5	$1.0

9. Cash Flows Statement Data

Other noncash items included in the reconciliation of net income (loss) to net cash flows from operating activities include the following:

	Successor	Predecessor
	Eleven Months Ended December 31, 2011	One Month Ended January 31, 2011	Year Ended December 31,
			2010	2009
	(Millions of dollars)
Workers’ compensation and insurance liability	$1.6	$0.1	$3.7	$1.9
Abandonment expense	6.3	—	0.7	5.6
Asset retirement obligation accretion expense	1.9	0.1	0.4	0.6
Asset retirement obligation changes in estimates	0.9	—	(0.2)	(0.6)
Inventory write-downs	0.4	—	0.6	—
Equity in loss of affiliates	—	—	2.0	0.3
FIN 48 liability adjustment	(17.8)	(0.4)	3.6	2.6
Other net adjustments	—	—	(2.7)	0.3

Total	$(6.7)	$(0.2)	$8.1	$10.7

Other, net, included in the reconciliation of net income (loss) to net cash flows from operating activities includes the following:

	Successor	Predecessor
	Eleven Months Ended December 31, 2011	One Month Ended January 31, 2011	Year Ended December 31,
			2010	2009
	(Millions of dollars)
Environmental expenditures, net of reimbursements	$33.2	$—	$12.7	$7.5
Pension and postretirement	(7.4)	—	(7.0)	(6.2)
Asset retirement obligation expenditures	(1.5)	—	(0.9)	(2.3)
Other net adjustments	(0.8)	1.0	0.7	(0.9)

Total	$23.5	$1.0	$5.5	$(1.9)

Pension and Other Postretirement Healthcare Benefits	3 Months Ended	12 Months Ended
	Mar. 31, 2012	Dec. 31, 2011
Pension and Other Postretirement Healthcare Benefits [Abstract]
Pension and Other Postretirement Healthcare Benefits

20. Pension and Other Postretirement Healthcare Benefits

The components of net periodic pension and postretirement healthcare cost for the three months ended March 31, 2012, two months ended March 31, 2011 and one month ended January 31, 2011 were as follows:

	Retirement Plans			Postretirement Healthcare Plan
	Successor		Predecessor	Successor		Predecessor
	Three Months Ended March 31,	Two Months Ended March 31,	One Month Ended January 31,	Three Months Ended March 31,	Two Months Ended March 31,	One Month Ended January 31,
	2012	2011	2011	2012	2011	2011
Net periodic cost:
Service cost	$1.2	$0.5	$0.2	$0.1	$—	$—
Interest cost	6.3	3.9	1.9	0.1	0.1	—
Expected return on plan assets	(6.0)	(3.7)	(2.0)	—	—	—
Net amortization — Prior service cost (credit)	—	—	—	—	—	(1.1)
Net amortization — Actuarial (gain) loss	—	—	0.5	—	—	0.1

Sub-total net periodic cost (income)	$(1.5)	$0.7	$0.6	$0.2	$0.1	$(1.0)

17. Pension and Other Postretirement Healthcare Benefits

Retirement Plans

Overview—Tronox is the sponsor of noncontributory defined benefit retirement plans (qualified and nonqualified plans) in the United States, a contributory defined benefit retirement plan in the Netherlands and a U.S. contributory postretirement plan for health care insurance. Substantially all U.S. employees may become eligible for the postretirement healthcare benefits if they reach retirement age while working for the Company.

Establishment of U.S. Plans—Effective with the Distribution on March 30, 2006, the Company established a U.S. qualified defined benefit plan (funded), U.S. supplemental nonqualified benefit plans (unfunded) and a U.S. postretirement healthcare plan (unfunded). Benefits under the qualified plan were generally based on years of service and final average pay. The supplemental nonqualified benefit plans were designed to maintain benefits for all employees at a plan formula level. The establishment of the U.S. plans resulted in a transfer of certain assets to the Company and an assumption of obligations associated with current and former employees participating in such plans. According to the employee benefits agreement between Kerr-McGee and Tronox, $450.3 million in qualified plan assets were transferred to a trust. In addition, assets in the amount of $4.4 million (comprised primarily of fixed income securities) were transferred on the Distribution date, from the Kerr-McGee grantor trust account to the Tronox grantor trust account. Although not considered plan assets, certain nonqualified benefit payments were paid from the grantor trust. The grantor trust assets were nil and $1.0 million at December 31, 2011 and 2010, respectively, and were recorded at fair value in “Other Long-Term Assets” on the Consolidated Balance Sheets with changes in fair value recognized in earnings.

For the retirement plans that qualify under the Employee Retirement Income Security Act of 1974 (“ERISA”), the benefit amount that can be provided to employees by the plans is limited by both ERISA and the Internal Revenue Code. Therefore, the Company has unfunded supplemental nonqualified plans designed to maintain benefits for all employees at the plan formula level.

U.S. Plan Changes—The Company was obligated under the MSA to maintain the material features (as defined in the employee benefits agreement of the MSA) of the U.S. postretirement healthcare plan without change for a period of three years following the Distribution date. During the third quarter of 2007, the Company announced that effective April 1, 2009, certain features would change, including the cost-sharing provisions between the Company and plan participants, life insurance benefits and certain retirement eligibility criteria. This announcement resulted in a plan remeasurement, which was performed by the Company’s actuary in August 2007. A new discount rate of 6.25% was selected by management for this remeasurement due to changes in certain economic indicators since the previous measurement as of December 31, 2006.

On June 30, 2008, the nonqualified benefits restoration plan was frozen and closed to new participants. The U.S. qualified defined benefit plan was frozen and closed to new participants on June 1, 2009.

In July 2008, the Company announced a temporary suspension of benefits accrued under its U.S. nonqualified benefit plan effective July 1, 2008. In conjunction with the filing for Chapter 11, the Debtors decided not to immediately petition the Bankruptcy Court for the benefits to be reinstated. Upon determining that benefit accruals would not resume, the Company recorded a curtailment gain of $0.1 million in accordance with ASC 715 during 2009. In October 2010, the Bankruptcy Court approved the termination of the nonqualified benefits restoration plan, which resulted in a loss of $3.7 million that was recorded as reorganization expense. Due to the bankruptcy, no benefits were paid as a result of the plan termination. The liability balance at December 31, 2010 of $9.4 million for these claims was reported in “Liabilities subject to compromise” on the Consolidated Balance Sheets, and was settled as part of the Plan.

Germany Insolvency—As discussed in Note 20, during March 2009, the Company’s holding subsidiary for a pigment facility in Uerdingen, Germany, filed an application with the insolvency court in Krefeld, Germany, to commence insolvency proceedings. The German Insolvency Court appointed a trustee to administer the insolvency proceedings which resulted in the Company losing management control over these subsidiaries. The German subsidiaries have been deconsolidated from the Company’s consolidated financial statements as of March 13, 2009. Accordingly, all amounts associated with the German subsidiaries and their results of operations, including pension expense, have been classified as discontinued operations.

Benefit Obligations and Funded Status—The following provides a reconciliation of beginning and ending benefit obligations, beginning and ending plan assets, funded status and balance sheet classification of the Company’s pension and other postretirement healthcare plans as of and for the years ended December 31, 2011 and 2010. The benefit obligations and plan assets associated with the Company’s principal benefit plans are measured on December 31.

	Retirement Plans		Postretirement Healthcare Plan
	Successor	Predecessor	Successor	Predecessor
	December 31, 2011	December 31, 2010	December 31, 2011	December 31, 2010
	(Millions of dollars)
Change in benefit obligations —
Benefit obligation, beginning of year	$480.7	$482.3	$8.5	$22.7
Service cost	2.9	2.5	0.3	0.2
Interest cost	23.4	24.8	0.3	0.4
Plan changes	—	—	—	(11.7)
Net actuarial (gains) losses	20.3	25.3	0.9	(1.3)
Foreign currency rate changes	(2.8)	(6.1)	—	—
Contributions by plan participants	0.6	0.5	1.3	1.1
Special termination benefits	1.2	—	—	—
Termination of the nonqualified benefits restoration plan(2)	(9.4)	—	—	—
Benefits paid	(32.2)	(46.5)	(2.1)	(2.9)
Administrative expenses	(1.9)	(2.1)	—	—

Benefit obligation, end of year	482.8	480.7	9.2	8.5

Change in plan assets —
Fair value of plan assets, beginning of year	371.9	386.0	—	—
Actual return on plan assets	7.2	34.1	—	—
Employer contributions(1)	7.2	5.2	0.8	1.8
Participant contributions	0.6	0.5	1.3	1.1
Foreign currency rate changes	(3.4)	(5.3)	—	—
Benefits paid(1)	(32.2)	(46.5)	(2.1)	(2.9)
Administrative expenses	(1.9)	(2.1)	—	—

Fair value of plan assets, end of year(3)	349.4	371.9	—	—

Net over (under) funded status of plans	$(133.4)	$(108.8)	$(9.2)	$(8.5)

Classification of amounts recognized in the Consolidated Balance Sheets —
Noncurrent asset	$0.7	$—	$—	$—
Liabilities subject to compromise(2)	—	(9.4)	—	—
Current accrued benefit liability	(0.1)	(0.1)	(0.5)	(0.6)
Noncurrent accrued benefit liability	(134.0)	(99.3)	(8.7)	(7.9)

Sub-total of liabilities	(133.4)	(108.8)	(9.2)	(8.5)
Accumulated other comprehensive loss	50.0	188.8	0.9	(67.4)

Total	$(83.4)	$80.0	$(8.3)	$(75.9)

(1)	The Company expects 2012 contributions to be approximately $4.3 million for the Netherlands plan and $3.4 million for the U.S. qualified retirement plan, while net benefits paid are expected to be approximately $0.6 million for the U.S. postretirement healthcare plan.
(2)	Because the nonqualified benefits restoration plan was settled as part of the Plan, amounts paid in 2011 represent the settlement of the entire liability. The net obligation for this plan is reflected in “Liabilities Subject to Compromise” on the December 31, 2010 Consolidated Balance Sheets.
(3)	Excludes the grantor trust assets of $1.0 million at December 31, 2010 associated with the nonqualified U.S. plan sponsored by the Company. The Grantor trust was liquidated in 2011, and the remaining funds reverted to the Company.

At December 31, 2011, the Company’s U.S. qualified retirement plan was in an underfunded status of $133.9 million. As a result, the Company has a projected minimum funding requirement of $31.2 million for 2011, which will be payable in 2012.

During Chapter 11 proceedings, pension obligations of the Debtors were classified as “Liabilities Subject to Compromise” on the Consolidated Balance Sheets. Under the Plan, except with respect to the nonqualified pension plan, all benefit plans remained in force subsequent to the Confirmation Date. Accordingly, approximately $91.1 million of pension and other postretirement benefit liabilities were reclassified from “Liabilities Subject to Compromise” on the Consolidated Balance Sheets to current or long-term liabilities, as appropriate, at the Confirmation Date.

The following table summarizes the accumulated benefit obligations and the projected benefit obligations associated with the Company’s unfunded, nonqualified retirement plans.

	Successor	Predecessor
	December 31, 2011	December 31, 2010(1)(2)
	(Millions of dollars)
Accumulated benefit obligation	$0.2	$9.5
Projected benefit obligation	(0.2)	(9.5)
Market value of plan assets	—	—

Funded status—(under)/over funded	$(0.2)	$(9.5)

(1)	Although not considered plan assets, a grantor trust was established from which payments for certain U.S. supplemental pension benefits are made. The trust assets had a balance of $1.0 million at December 31, 2010. The grantor trust was liquidated during 2011, and the remaining funds reverted to the Company.
(2)	Includes $9.4 million related to the nonqualified benefits restoration plan which was settled as part of the Plan.

Summarized below are the accumulated benefit obligation, the projected benefit obligation, the market value of plan assets and the funded status of the Company’s funded retirement plans.

	Successor		Predecessor
	December 31, 2011		December 31, 2010
	U.S. Qualified Plan	The Netherlands Retirement Plan	U.S. Qualified Plan	The Netherlands Retirement Plan
	(Millions of dollars)
Accumulated benefit obligation	$392.1	$79.4	$375.9	$84.2
Projected benefit obligation	(392.4)	(90.2)	(376.3)	(94.9)
Market value of plan assets	258.5	90.9	288.1	83.8

Funded status—(under)/over funded	$(133.9)	$0.7	$(88.2)	$(11.1)

Expected Benefit Payments—The following table shows the expected cash benefit payments for the next five years and in the aggregate for the years 2017 through 2021:

	2012	2013	2014	2015	2016	2017-2021
	(Millions of dollars)
Retirement Plans(1)	$30.7	$30.8	$30.3	$29.8	$30.4	$150.1
Postretirement Healthcare Plan	0.6	0.6	0.6	0.6	0.7	3.6

(1)	Includes benefit payments expected to be paid from the U.S. qualified retirement plan of $27.9 million, $27.8 million, $27.2 million, $26.5 million and $27.0 million in each year, 2012 through 2016, respectively, and $130.2 million in the aggregate for the period 2017 through 2021.

Retirement Expense—The tables below present the allocated cost, as well as net periodic cost associated with the U.S. and foreign retirement plans sponsored by the Company for the eleven months ended December 31, 2011, one month ended January 31, 2011 and years ended December 31, 2010 and 2009:

	Retirement Plans				Postretirement Healthcare Plan
	Successor	Predecessor			Successor	Predecessor
	Eleven Months Ended December 31,	One Month Ended January 31,	Year Ended December 31,		Eleven Months Ended December 31,	One Month Ended January 31,	Year Ended December 31,
	2011	2011	2010	2009	2011	2011	2010	2009
	(Millions of dollars)
Net periodic cost —
Service cost	$2.7	$0.2	$2.5	$3.7	$0.3	$—	$0.2	$0.3
Interest cost	21.5	1.9	24.8	25.7	0.3	—	0.4	1.3
Expected return on plan assets	(20.4)	(2.0)	(30.0)	(28.7)	—	—	—	—
Curtailment/special termination/settlement loss(1)	—	—	—	10.0	—	—	—	—
Net amortization—Prior service cost (credit)	—	—	0.1	1.3	—	(1.1)	(13.8)	(12.5)
Net amortization—Actuarial (gain) loss	—	0.5	3.8	4.7	—	0.1	0.2	0.2

Sub-total net periodic cost (income)	$3.8	$0.6	$1.2	$16.7	$0.6	$(1.0)	$(13.0)	$(10.7)

(1)	The special termination benefits are associated with the work force reduction programs discussed in Note 13.

The following table shows the pretax amounts that are expected to be reclassified from “Accumulated other comprehensive income” on the Consolidated Balance Sheets to retirement expense during 2012:

	Retirement Plans	Postretirement Healthcare Plan
(Millions of dollars)
Unrecognized actuarial loss	$—	$—
Unrecognized prior service cost (credit)	—	—

Assumptions—The following weighted average assumptions were used to determine the net periodic cost:

	Successor		Predecessor
	2011		2010		2009
	United States	International	United States	International	United States	International
Discount rate	5.25%	5.25%	5.50%	5.25%	6.25%	6.00%
Expected return on plan assets	6.44%	5.25%	7.50%	5.75%	7.50%	5.50%
Rate of compensation increases	3.50%	3.50%	3.50%	3.50%	3.50%	3.50%

The following weighted average assumptions were used in estimating the actuarial present value of the plans’ benefit obligations:

	Successor		Predecessor
	2011		2010		2009
	United States	International	United States	International	United States	International
Discount rate	4.50%	5.25%	5.00%	5.00%	5.50%	5.25%
Rate of compensation increases	3.50%	3.50%	3.50%	3.50%	3.50%	3.50%

In forming the assumption of the U.S. long-term rate of return on plan assets, the Company took into account the expected earnings on funds already invested, earnings on contributions expected to be received in the current year, and earnings on reinvested returns. The long-term rate of return estimation methodology for U.S. plans is based on a capital asset pricing model using historical data and a forecasted earnings model. An expected return on plan assets analysis is performed which incorporates the current portfolio allocation, historical asset-class returns and an assessment of expected future performance using asset-class risk factors. The Company’s assumption of the long-term rate of return for the Netherlands plan was developed considering the portfolio mix and country-specific economic data that includes the rates of return on local government and corporate bonds.

The discount rate selected for all U.S. plans was 4.50% as of December 31, 2011 and 5.00% at January 31, 2011 and December 31, 2010. The 2011 rate was selected based on the results of a cash flow matching analysis, which projected the expected cash flows of the plans using a yield curves model developed from a universe of Aa-graded U.S. currency corporate bonds (obtained from Bloomberg) with at least $50.0 million outstanding. Bonds with features that imply unreliable pricing, a less than certain cash flow, or other indicators of optionality are filtered out of the universe. The remaining universe is categorized into maturity groups, and within each of the maturity groups yields are ranked into percentiles.

For 2010 and 2009, the discount rate for the Company’s U.S. qualified plan and postretirement healthcare plan was based on a discounted cash flow analysis performed by its independent actuaries utilizing the Citigroup Pension Discount Curve as of the end of the year. For the foreign plans, the Predecessor bases the discount rate assumption on local corporate bond index rates.

At December 31, 2011 the assumed health care cost trend rates used to measure the expected cost of benefits covered by the postretirement healthcare plan was 9.0% in 2012, gradually declining to 5.0% in 2018 and thereafter. A 1% increase in the assumed health care cost trend rate for each future year would increase the accumulated postretirement benefit obligation at December 31, 2011 by $1.0 million, while the aggregate of the service and interest cost components of the 2011 net periodic postretirement cost would increase by $0.1 million. A 1% decrease in the trend rate for each future year would reduce the accumulated benefit obligation at December 31, 2011 by $0.8 million and decrease the aggregate of the service and interest cost components of the net periodic postretirement cost for 2011 by $0.1 million.

Plan Assets—Asset categories and associated asset allocations for the Company’s funded retirement plans at December 31, 2011 and 2010:

	Successor		Predecessor
	December 31, 2011		December 31, 2010
	Actual	Target	Actual	Target
United States
Equity securities	57%	45%	45%	40%
Debt securities	40	55	53	60
Cash and cash equivalents	3	—	2	—

Total	100%	100%	100%	100%

Netherlands
Equity securities	40%	25%	35%	25%
Debt securities	51	58	54	58
Real estate	9	10	9	10
Cash and cash equivalents	—	7	2	7

Total	100%	100%	100%	100%

The U.S. plan is administered by a board-appointed committee that has fiduciary responsibility for the plan’s management. The committee maintains an investment policy stating the guidelines for the performance and allocation of plan assets, performance review procedures and updating of the policy. At least annually, the U.S. plan’s asset allocation guidelines are reviewed in light of evolving risk and return expectations.

Substantially all of the plan’s assets are invested with nine equity fund managers, three fixed-income fund managers and one money-market fund manager. To control risk, equity fund managers are prohibited from entering into the following transactions, (i) investing in commodities, including all futures contracts, (ii) purchasing letter stock, (iii) short selling, and (iv) option trading. In addition, equity fund managers are prohibited from purchasing on margin and are prohibited from purchasing Tronox securities. Equity managers are monitored to ensure investments are in line with their style and are generally permitted to invest in U.S. common stock, U.S. preferred stock, U.S. securities convertible into common stock, common stock of foreign companies listed on major U.S. exchanges, common stock of foreign companies listed on foreign exchanges, covered call writing, and cash and cash equivalents.

Fixed-income fund managers are prohibited from investing in (i) direct real estate mortgages or commingled real estate funds, (ii) private placements above certain portfolio thresholds, (iii) tax exempt debt of state and local governments above certain portfolio thresholds, (iv) fixed income derivatives that would cause leverage, (v) guaranteed investment contracts and (vi) Tronox securities. They are permitted to invest in debt securities issued by the U.S. government, its agencies or instrumentalities, commercial paper rated A3/P3, FDIC insured certificates of deposit or bankers’ acceptances and corporate debt obligations. Each fund manager’s portfolio should have an average credit rating of A or better.

The Netherlands plan is administered by a pension committee representing the employer, the employees and the pensioners. The pension committee has six members, whereby three members are elected by the employer, two members are elected by the employees and one member is elected by the pensioners, and each member has one vote. The pension committee meets at least quarterly to discuss regulatory changes, asset performance and asset allocation. The plan assets are managed by one Dutch fund manager against a mandate set at least annually by the pension committee. In accordance with policies set by the pension committee, a new fund manager was appointed effective December 1, 2006. Simultaneous with the change in fund manager, the asset allocation was modified using committee policy guidelines. The plan assets are evaluated annually by a multinational benefits consultant against state defined actuarial tests to determine funding requirements.

The fair values of pension investments as of December 31, 2011 are summarized below:

	U.S. Pension
	Fair Value Measurement at December 31,2011, Using:
	Quoted Prices in Active Markets for Identical Assets (Level 1)		Significant Other Observable Inputs (Level 2)		Significant Unobservable Inputs (Level 3)	Total
	(Millions of dollars)
Asset category:
Equity securities—U.S.	$147.1	(1)	$—		$—	$147.1
Debt securities
Corporate	—		13.0	(6)	—	13.0
U.S. Mutual Funds	52.0	(2)	—		—	52.0
Government	10.3	(5)	0.9	(6)	—	11.2
Asset-backed	—		0.9	(6)	—	0.9
Mortgages	—		23.5	(6)	—	23.5
International Commingled Fixed Income Funds	—		3.2	(3)	—	3.2
Cash & cash equivalents
Commingled Cash Equivalents Fund	—		7.6	(4)	—	7.6

Total at fair value	$209.4		$49.1		$—	$258.5

(1)	For equity securities owned by the funds, fair value is based on observable quoted prices on active exchanges, which are Level 1 inputs.
(2)	For mutual funds, fair value is based on nationally recognized pricing services, which are Level 1 inputs.
(3)	For commingled fixed income funds, fair value is based on observable inputs of comparable market transactions, which are Level 2 inputs.
(4)	For commingled cash equivalents funds, fair value is based on observable inputs of comparable market transactions, which are Level 2 inputs.
(5)	For government debt securities that are traded on active exchanges, fair value is based on observable quoted prices, which are Level 1 inputs.
(6)	For corporate, government, asset-backed, and mortgage related debt securities, fair value is based on observable inputs of comparable market transactions, which are Level 2 inputs.

	Non-U.S. Pension
	Fair Value Measurement at December 31,2011, Using:
	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)		Significant Unobservable Inputs (Level 3)	Total
	(Millions of dollars)
Asset category:
Equity securities—Non-U.S. Pooled Funds	$—	$36.5	(1)	$—	$36.5
Debt securities—Non-U.S. Pooled Funds	—	46.3	(2)	—	46.3
Real Estate Pooled Fund	—	8.0	(3)	—	8.0
Cash	—	0.1		—	0.1

Total at fair value	$—	$90.9		$—	$90.9

(1)	For equity securities in the form of fund units that are redeemable at the measurement date, the unit value is deemed as a Level 2 input.
(2)	For pooled fund debt securities, the fair value is based on observable inputs, but do not solely rely on quoted market prices, and therefore are deemed Level 2 inputs.
(3)	For real estate pooled funds, the fair value is based on observable inputs, but do not solely rely on quoted market prices, and therefore are deemed Level 2 inputs.

The following tables set forth a summary of changes in the fair value of the Level 3 plan assets for the year ended December 31, 2011:

	U.S. Level 3 Assets
	International Comingled Funds US Equity	Total
	(Millions of dollars)
Balance at December 31, 2010	$21.8	$21.8
Transfers to Level 2	(21.8)	(21.8)

Balance at December 31, 2011	$—	$—

The fair values of pension investments as of December 31, 2010 are summarized below:

	U.S. Pension
	Fair Value Measurement at December 31,2010, Using:
	Quoted Prices in Active Markets for Identical Assets (Level 1)		Significant Other Observable Inputs (Level 2)		Significant Unobservable Inputs (Level 3)		Total
	(Millions of dollars)
Asset category:
Equity securities—U.S.	$107.9	(1)	$—		$21.8	(7)	$129.7
Debt securities
Corporate	—		13.3	(6)	—		13.3
U.S. Mutual Funds	77.8	(2)	—		—		77.8
Government	19.9	(5)	0.8	(6)	—		20.7
Asset-backed	—		0.6	(6)	—		0.6
Mortgages	—		26.8	(6)	—		26.8
International Commingled Fixed Income Funds	—		12.9	(3)	—		12.9
Cash & cash equivalents
Commingled Cash Equivalents Fund	—		6.3	(4)	—		6.3

Total at fair value	$205.6		$60.7		$21.8		$288.1

(1)	For equity securities owned by the funds, fair value is based on observable quoted prices on active exchanges, which are Level 1 inputs.
(2)	For mutual funds, fair value is based on nationally recognized pricing services, which are Level 1 inputs.
(3)	For commingled fixed income funds, fair value is based on observable inputs of comparable market transactions, which are Level 2 inputs.
(4)	For commingled cash equivalents funds, fair value is based on observable inputs of comparable market transactions, which are Level 2 inputs.
(5)	For government debt securities that are traded on active exchanges, fair value is based on observable quoted prices, which are Level 1 inputs.
(6)	For corporate, government, asset-backed, and mortgage related debt securities, fair value is based on observable inputs of comparable market transactions, which are Level 2 inputs.
(7)	For U.S. equity securities and commingled fixed income funds, fair value is based on the valuation provided by the fund manager, and therefore deemed Level 3 inputs.

	Non-U.S. Pension
	Fair Value Measurement at December 31,2010, Using:
	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)		Significant Unobservable Inputs (Level 3)	Total
	(Millions of dollars)
Asset category:
Equity securities—Non-U.S.	$—	$30.5	(1)	$—	$30.5
Debt securities Pooled Funds	—	45.5	(2)	—	45.5
Real Estate Pooled Fund	—	7.8	(3)	—	7.8

Total at fair value	$—	$83.8		$—	$83.8

(1)	For equity securities in the form of fund units that are redeemable at the measurement date, the unit value is deemed as a Level 2 input.
(2)	For pooled fund debt securities, the fair value is based on observable inputs, but do not solely rely on quoted market prices, and therefore are deemed Level 2 inputs.
(3)	For real estate pooled funds, the fair value is based on observable inputs, but do not solely rely on quoted market prices, and therefore are deemed Level 2 inputs.

The following tables set forth a summary of changes in the fair value of the Level 3 plan assets for the year ended December 31, 2010:

	U.S. Level 3 Assets
	International Comingled Funds US Equity	Total
	(Millions of dollars)
Balance at December 31, 2009	$22.4	$22.4
Realized gain	0.5	0.5
Net unrealized gain	0.1	0.1
Purchases, sales, issuances, and settlements (net)	(1.2)	(1.2)

Balance at December 31, 2010	$21.8	$21.8

Savings Investment Plan

Effective with the Distribution on March 30, 2006, the Company established a defined contribution Savings Investment Plan (“SIP”) into which employees’ contributions and matching Company contributions are paid. Effective January 1, 2007, the Company modified its matching contribution to be 75% of the first 6% of employees’ contributed compensation (as defined in the SIP). As part of its ongoing efforts to reduce costs, the Company suspended its SIP matching contribution effective July 1, 2008. The SIP matching contribution was reinstated on March 22, 2010. The Company modified its matching contribution to be 100% of the first 3% of employees’ contributed compensation (as defined by SIP) and 50% of the next 3%. January 1, 2011, the Board approved a discretionary Company non-matching contribution of 6% of pay. This new discretionary Company non-matching contribution will be subject to approval each year by the Board, following their review of the Company’s financial performance. Additionally, the Company modified its matching contribution to be 100% of the first 3% of employees’ contributed compensation (as defined by SIP) and 50% of the next 3%. Compensation expense associated with the Company’s matching contribution was $4.8 million, $0.1 million, $1.2 million and nil for the eleven months ended December 31, 2011, one month ended January 31, 2011 and years ended December 31, 2010 and 2009, respectively.

Related Party Transactions	3 Months Ended	12 Months Ended
	Mar. 31, 2012	Dec. 31, 2011
Related Party Transactions [Abstract]
Related Party Transactions

21. Related Party Transactions

The Company conducts transactions with Exxaro Australia Sands Pty Ltd (“Exxaro”), the Company’s 50% partner in the Tiwest Joint Venture. The Company purchased, at open market prices, raw materials used in its production of TiO 2 and Exxaro’s share of TiO 2 produced by the Tiwest Joint Venture. The Company also provided administrative services and product research and development activities, which were reimbursed by Exxaro. For the three months ended March 31, 2012, two months ended March 31, 2011 and one month ended January 31, 2011, the Company made payments of $82.9 million, $12.8 million and $44.0 million, respectively, and received payments of $7.0 million, $2.0 million and nil, respectively, related to these transactions.

25. Related Party Transactions

The Company conducts transactions with BMI and its subsidiaries in support of the Company’s Henderson, Nevada facility. The Company previously owned approximately 30% in these companies, which was contributed to the Nevada Environmental Trust as part of the Plan. The Company no longer has any investment in BMI or its subsidiaries. For the years ended December 31, 2010 and 2009, payments made to BMI totaled $0.5 million, and $0.6 million, respectively.

The Company conducts transactions with Exxaro Australia Sands Pty Ltd, a subsidiary of Exxaro and the Company’s 50% partner in the Tiwest Joint Venture. The Company purchased, at open market prices, raw materials used in its production of TiO 2 and Exxaro’s share of TiO 2 produced by the Tiwest Joint Venture. The Company also provided administrative services and product research and development activities, which were reimbursed by Exxaro. For the eleven months ended December 31, 2011, one month ended January 31, 2011, and years ended December 31, 2010 and 2009, the Company made payments of $315.8 million, $44.0 million, $108.9 million and $115.6 million, respectively, and received payments of $7.5 million, nil, $2.2 million and $3.6 million, respectively, related to these transactions. The total payments to Exxaro of $315.8 million in the eleven months ended December 31, 2011, include $79.1 million related to the Company’s purchase of its 50% share of the Tiwest Joint Venture Kwinana pigment plan expansion in June 2011.

Concentration of Supplier—During the eleven months ended December 31, 2011, one month ended January 31, 2011 and years ended December 31, 2010 and 2009, approximately 20.3%, 21.7%, 15.1% and 13.8%, respectively, of raw materials were purchased from the Company’s joint venture.

Segment Information	3 Months Ended	12 Months Ended
	Mar. 31, 2012	Dec. 31, 2011
Segment Information [Abstract]
Segment Information

22. Segment Information

The Company has one reportable segment representing its pigment business. The pigment segment primarily produces and markets TiO2 and has production facilities in the United States, Australia, and the Netherlands. The pigment segment also includes heavy minerals production operated through Exxaro. The heavy minerals production is integrated with the Company’s Australian pigment plant, but also has third-party sales of minerals not utilized by its pigment operations. Electrolytic and other chemical products (which do not constitute reportable segments) represent the Company’s other operations which are comprised of electrolytic manufacturing and marketing operations, all of which are located in the United States, and are reported in “Other Activities” when reconciling segmented information. Segment performance is evaluated based on segment operating profit (loss), which represents the results of segment operations before unallocated costs, such as general corporate expenses not identified to a specific segment, environmental provisions related to sites no longer in operation, gains on land sales from properties not used in current operations, income tax expense or benefit and other income (expense).

		Other Activities
	Pigment Segment	Electrolytic	Corporate and Other	Total
Successor: January 1 through March 31, 2012
Net Sales	$402.5	$30.8	$0.3	$433.6
Income (Loss) from operations	141.1	(1.1)	(27.0)	113.0
Interest and debt expense				(7.9)
Other income (expense)				(1.4)
Income (Loss) from Continuing Operations before Income Taxes				$103.7
Total Assets	$1,650.7	$85.5	$166.8	$1,903.0
Depreciation, Depletion and Amortization	19.0	2.0	1.1	22.1
Capital Expenditures	12.1	0.8	7.8	20.7

Successor: February 1 through March 31, 2011
Net Sales	$244.0	$22.9	$0.2	$267.1
Income (Loss) from operations	24.5	0.3	(7.0)	17.8
Interest and debt expense				(5.3)
Other income				1.0
Income from Continuing Operations before Income Taxes				$13.5
Total Assets	$1,238.9	$86.9	$121.5	$1,447.3
Depreciation, Depletion and Amortization	11.1	1.2	0.8	13.1
Capital Expenditures	14.7	1.1	0.5	16.3

Predecessor: January 1 through January 31, 2011
Net Sales	$93.1	$12.1	$2.4	$107.6
Income (Loss) from operations	21.4	0.7	(2.2)	19.9
Interest and debt expense				(2.9)
Other income				1.6
Reorganization income				613.6
Income from Continuing Operations before Income Taxes				632.2
Total Assets	$714.7	$117.5	$258.3	$1,090.5
Depreciation, Depletion and Amortization	3.3	0.6	0.2	4.1
Capital Expenditures	4.2	0.8	0.5	5.5

	Successor		Predecessor
	Three Months Ended March 31,	Two Months Ended March 31,	One Month Ended January 31,
	2012	2011	2011
Net Sales(1)
U.S. operations	$230.1	$137.9	$60.1
International operations
The Netherlands	78.7	46.9	15.1
Australia	124.8	82.3	32.4

Total	$433.6	$267.1	$107.6

Net Property, Plant and Equipment
U.S. operations	$201.2	$196.7	$164.4
International operations
The Netherlands	54.9	58.0	49.0
Australia	302.7	193.3	104.1

Total	$558.8	$448.0	$317.5

(1)	Based on country of production.

24. Reporting by Business Segment and Geographic Locations

The Company has one reportable segment representing its pigment business. The pigment segment primarily produces and markets TiO2 and has production facilities in the United States, Australia, and the Netherlands. The pigment segment also includes heavy minerals production operated through Exxaro. The heavy minerals production is integrated with the Company’s Australian pigment plant, but also has third-party sales of minerals not utilized by its pigment operations. Electrolytic and other chemical products (which do not constitute reportable segments) represent the Company’s other operations which are comprised of electrolytic manufacturing and marketing operations, all of which are located in the United States, and are reported in “Other Activities” when reconciling segmented information. Segment performance is evaluated based on segment operating profit (loss), which represents the results of segment operations before unallocated costs, such as general corporate expenses not identified to a specific segment, environmental provisions related to sites no longer in operation, gains on land sales from properties not used in current operations, income tax expense or benefit and other income (expense).

	Other Activities
	Pigment Segment	Electrolytic	Corporate and Other	Total
	(Millions of dollars)
Successor: February 1 through December 31, 2011
Net Sales	$1,420.4	$116.6	$6.4	$1,543.4
Income (Loss) from Operations	355.1	(0.3)	(53.3)	301.5
Interest and debt expense				(30.0)
Other income (expense)				(9.8)
Reorganization expense				—
Income (Loss) from Continuing Operations before Income Taxes				$261.7
Total Assets	$1,439.6	$79.0	$138.8	$1,657.4
Depreciation, Depletion and Amortization	67.0	7.1	5.0	79.1
Capital Expenditures	116.7	6.5	9.7	132.9
Predecessor: January 1 through January 31, 2011
Net Sales	$93.1	$12.1	$2.4	$107.6
Income (Loss) from Operations	21.4	0.7	(2.2)	19.9
Interest and debt expense				(2.9)
Other income (expense)				1.6
Reorganization income (expense)				613.6
Income (Loss) from Continuing Operations before Income Taxes				632.2
Total Assets	$714.7	$117.5	$258.3	$1,090.5
Depreciation, Depletion and Amortization	3.3	0.6	0.2	4.1
Capital Expenditures	4.2	0.8	0.5	5.5
For the year Ended December 31, 2010
Net Sales	$1,068.2	$128.3	$21.1	$1,217.6
Income (Loss) from Operations	169.7	5.8	34.1	209.6
Interest and debt expense				(49.9)
Other income (expense)				(8.3)
Reorganization expense				(144.8)
Income (Loss) from Continuing Operations before Income Taxes				$6.6
Total Assets	$716.2	$122.9	$258.8	$1,097.9
Depreciation, Depletion and Amortization	39.6	7.1	3.4	50.1
Capital Expenditures	36.6	6.1	2.3	45.0
For the year Ended December 31, 2009
Net Sales	$924.4	$127.1	$18.6	$1,070.1
Income (Loss) from Operations	43.0	18.0	(35.5)	25.5
Interest and debt expense				(35.9)
Other income (expense)				(10.3)
Reorganization expense				(9.5)
Income (Loss) from Continuing Operations before Income Taxes				$(30.2)
Total Assets	$700.5	$99.5	$317.8	$1,117.8
Depreciation, Depletion and Amortization	41.0	7.4	4.7	53.1
Capital Expenditures	19.1	4.7	0.2	24.0

(1)	Pigment segment income (loss) from operations in 2009 includes $4.3 million of severance and special termination benefits associated with the Company’s work force restructuring, $0.4 million related to the impairment of long-lived assets and $13.0 million related to the write off of materials and supplies associated with the closure of the Company’s Savannah, Georgia facility.

	Successor	Predecessor
	Eleven Months Ended December 31,	One Month Ended January 31,	Year Ended December 31,
	2011	2011	2010	2009
	(Millions of dollars)
Net Sales(1)
U.S. operations	$793.4	$60.1	$692.1	$619.8
International operations
The Netherlands	274.7	15.1	209.0	175.4
Australia	475.3	32.4	316.5	274.9

Total	$1,543.4	$107.6	$1,217.6	$1,070.1

Net Property, Plant and Equipment
U.S. operations	$196.7	$164.4	$164.9	$180.8
International operations
The Netherlands	54.3	49.0	45.6	35.1
Australia	303.5	104.1	105.0	97.7

Total	$554.5	$317.5	$315.5	$313.6

(1)	Based on country of production.

Basis of Presentation and Significant Accounting Policies	12 Months Ended
Dec. 31, 2011
The Company, Basis of Presentation and Significant Accounting Policies [Abstract]
Basis of Presentation and Significant Accounting Policies

2. Basis of Presentation and Significant Accounting Policies

Basis of Presentation

During the period in which the Debtors were operating under Chapter 11, the Company reported revenues, expenses (including professional fees), realized gains and losses, and provisions for losses resulting from the reorganization and restructuring separately on its Consolidated Statements of Operations. Furthermore, the Company reported reorganization items separately within the operating, investing, and financing categories of the Consolidated Statements of Cash Flows.

As previously mentioned, the Company was required, under accounting principles generally accepted in the United States (“U.S. GAAP”), to adopt fresh-start accounting as of January 31, 2011; therefore, the Company undertook a comprehensive re-evaluation of its assets and liabilities based on the reorganization value as established and confirmed in the Plan. See Note 4 for additional information regarding the Company’s adoption of fresh-start accounting.

Subsequent to the Debtors’ Chapter 11 filing, the Company recorded its financial condition and results of operations in accordance with ASC 852. The financial statements for periods in which the Company was operating under Chapter 11 distinguishes transactions and events that were directly associated with the reorganization from the ongoing operations of the business. The Company disclosed prepetition liabilities subject to compromise separately from those that are not (such as fully secured liabilities that are not compromised) and from post petition liabilities on its Consolidated Balance Sheets. The liabilities subject to compromise, including claims that became known after the Chapter 11 filing, were reported based on the expected amount of the allowed claims in accordance with ASC 450, Contingencies (“ASC 450”), as opposed to the amounts for which those allowed claims were or may be settled.

Accordingly, the financial information set forth in this report, unless otherwise expressly set forth or as the context otherwise indicates, reflects the consolidated results of operations and financial condition of Tronox and its subsidiaries on a fresh-start basis for the period beginning February 1, 2011 (“Successor”), and of Tronox and its subsidiaries on a historical basis for the periods through January 31, 2011 (“Predecessor”).

Principles of Consolidation

The Company’s consolidated financial statements include the accounts of all majority-owned subsidiary companies. Investments in affiliated companies that are 20% to 50% owned are carried as a component of “Other Long-Term Assets” on the Consolidated Balance Sheets at cost adjusted for equity in undistributed earnings. Except for dividends and changes in ownership interest, changes in equity in undistributed earnings are included in “Other income (expense)” on the Consolidated Statements of Operations. All intercompany transactions have been eliminated.

Tiwest Joint Venture

	Nature of Business	2011%	2010%	2009%
Tiwest Joint Venture	Titanium minerals, and pigment production	50%	50%	50%

The Company operates the Tiwest Joint Venture with Exxaro Australia Sands Pty Ltd., which is a subsidiary of Exxaro. The Tiwest Joint Venture operates a chloride process TiO2 plant located in Kwinana, Western Australia (the “Kwinana Facility”), a mining operation in Cooljarloo, Western Australia, and a mineral separation plant and a synthetic rutile processing facility, both in Chandala, Western Australia.

The Tiwest Joint Venture is a contractual relationship between Tronox and Exxaro whereby each party holds an undivided interest in each asset of the joint venture, and are proportionally liable for each of the joint venture’s liabilities. The Tiwest Joint Venture is not a separate legal entity and does not enter into any transactions. Transactions are entered into by the joint venture partners who have the right to sell their own product, collect their proportional share of the revenues and absorb their share of costs. As such, the Company does not account for the Tiwest Joint Venture under the equity method.

The Company accounts for its share of the Tiwest Joint Venture’s assets that are jointly controlled and its share of liabilities for which it is jointly responsible on a proportionate gross basis in its Consolidated Balance Sheet. Additionally, the Company accounts for the revenues generated from its share of the products sold and its share of the expenses of the joint venture on a gross basis in its Consolidated Statements of Operations.

Through a separate agreement, the Company is responsible for the marketing of Exxaro’s TiO 2, in which capacity it acts as principal and bears the credit risk for such sales. As the Company acts as principal, the total tonnes of TiO2 from the Tiwest Joint Venture sold are included in the Company’s net sales and the cost to acquire any tonnes from Exxaro is included in the Company’s cost of goods sold.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. It is at least reasonably possible that the effect on the financial statements of a change in estimate within one year of the date of the financial statements due to one or more future confirming events could have a material effect on the financial statements.

Foreign Currency

The U.S. dollar is considered the functional currency for the Company’s operations, except for its European operations. The Company determines the functional currency of each subsidiary based on a number of factors, including the predominant currency for revenues, expenditures and borrowings. Foreign currency transaction gains or losses are recognized in the period incurred and are included in “Other income (expense)” on the Consolidated Statements of Operations.

The euro is the functional currency for the Company’s European operations and, as such, translation adjustments resulting from translating the functional currency financial statements into U.S. dollar equivalents are reflected as a separate component on the Consolidated Statements of Other Comprehensive Income (Loss). When the subsidiary’s functional currency is the U.S. dollar, such as the Company’s Australian operations, adjustments from the remeasurement of foreign currency monetary assets and liabilities are presented in “Other income (expense)” on the Consolidated Statements of Operations.

Gains and losses on intercompany foreign currency transactions that are not expected to be settled in the foreseeable future are reported by the Company in the same manner as translation adjustments.

Cash and Cash Equivalents

The Company considers all investments with original maturities of three months or less to be cash equivalents. At December 31, 2011 and 2010, total cash and cash equivalents was $154.0 million and $141.7 million, respectively, of which $62.1 million and $103.0 million, respectively, was held within the United States.

Accounts Receivable

Accounts receivable are reflected at their net realizable values, reduced by an allowance for doubtful accounts to allow for expected credit losses. The allowance is estimated by management, based on factors such as age of the related receivables and historical experience, giving consideration to customer profiles. The Company generally does not charge interest on accounts receivable, nor require collateral; however, certain operating agreements have provisions for interest and penalties that may be invoked, if deemed necessary. Accounts receivable are aged in accordance with contract terms and are written off when deemed uncollectible. Any subsequent recoveries of amounts written off are credited to the allowance for doubtful accounts. See Note 8 for additional information regarding accounts receivable.

Concentration of Credit Risk—A significant portion of the Company’s liquidity is concentrated in trade accounts receivable that arise from sales of TiO2 to customers in the paint and coatings industry. The industry concentration has the potential to impact the Company’s overall exposure to credit risk, either positively or negatively, in that its customers may be similarly affected by changes in economic, industry or other conditions. The Company performs ongoing credit evaluations of its customers, and uses credit risk insurance policies from time to time as deemed appropriate to mitigate credit risk but generally does not require collateral. The Company maintains allowances for potential credit losses based on historical experience.

Concentration of Customers—For the year ended December 31, 2011, the Company’s ten largest customers represented approximately 36.5% of its total net sales; however, no single customer accounted for more than 10% of its total net sales.

Inventories

Inventories are stated at the lower of actual cost or market, net of allowances for obsolete and slow-moving inventory. The cost of finished goods inventories is determined using the first-in, first-out method. Carrying values include material costs, labor and associated indirect manufacturing expenses. Costs for materials and supplies, excluding ore, are determined by average cost to acquire. Raw materials are carried at actual cost. The Company periodically reviews its inventory for obsolescence or inventory that is no longer marketable for its intended use, and records any write-down equal to the difference between the cost of inventory and its estimated net realizable value based on assumptions about alternative uses, market conditions and other factors.

See Note 8 for additional information regarding inventories.

Property, Plant and Equipment, Net

Property, plant and equipment, net is stated at cost less accumulated depreciation and amortization. Maintenance and repairs are expensed as incurred, except that costs of replacements or renewals that improve or extend the lives of existing properties are capitalized.

Depreciation — Property, plant and equipment is depreciated over its estimated useful life by the straight-line method. Useful lives for certain property, plant and equipment are as follows:

Mineral leaseholds	Units of Production
Vessel linings, general mechanical and process equipment	3 – 10 years
Electrical equipment, process piping and waste treatment ponds	10 – 15 years
Support structures and process tanks	20 years
Electrical distribution systems, mining equipment and other infrastructure assets	25 years
Buildings	10 – 40 years

Mineral Leaseholds—The Company is engaged in the acquisition, exploration and development of mineral properties to provide feedstock for its pigment production through the Tiwest Joint Venture. Mineral property acquisition costs are capitalized in property, plant and equipment in accordance with ASC 805, Business Combinations (“ASC 805”) as tangible assets when management has determined that probable future benefits consisting of a contribution to future cash inflows have been identified and adequate financial resources are available or are expected to be available as required to meet the terms of property acquisition and anticipated exploration and development expenditures.

Mineral property exploration costs are expensed as incurred. When it has been determined that a mineral property can be economically developed as a result of establishing proven and probable reserves, the costs incurred to develop such property through the commencement of production are capitalized.

Retirements and Sales—The cost and related accumulated depreciation and amortization are removed from the respective accounts upon retirement or sale of property, plant and equipment. Any resulting gain or loss is included in “Cost of goods sold” or “Selling, general, and administrative expenses” on the Consolidated Statements of Operations.

Interest Capitalized—The Company capitalizes interest costs on major projects that require an extended period of time to complete. See Note 12 for additional information regarding capitalized interest.

See Note 8 for additional information regarding property, plant and equipment.

Asset Impairments

Whenever events or changes in circumstances indicate that the carrying amount of the assets may not be recoverable, the Company evaluates impairments by asset group for which the lowest level of independent cash flows can be identified. If the sum of these estimated future cash flows (undiscounted and without interest charges) is less than the carrying amount of the asset, an impairment loss is recognized for the excess of the carrying amount of the asset over its estimated fair value. Fair value is determined using prices for similar assets in the marketplace (market approach) or discounted future cash flows (income approach).

Intangible Assets

As a result of the application of fresh-start accounting, the Company recognized $335.1 million in separately identifiable intangible assets. Subsequent to initial recognition, intangibles are amortized on a straight-line basis over their estimated useful lives, which range from 5 to 20 years.

The Company tests its finite-lived intangible assets for impairment when impairment indicators arise. Assessing the impairment of intangible assets requires management to make significant estimates and assumptions, including, but not limited to, the expected future cash flows that the assets will generate, how the assets will be used based on the strategic direction, their remaining useful life, and their fair value on an open market. Considerable judgment is also applied in incorporating the potential impact of the economic climate on customer demand and selling prices, the cost of production and the limited activity on secondary markets for the assets and on the cost of capital. There is a significant risk that customer demand and pricing will be lower than expected. Although management believes its estimates of undiscounted future cash flows, for impairment testing purposes, and of fair values are reasonable, actual financial results could differ from these estimates due to the inherent uncertainty in making such estimates. During the eleven months ended December 31, 2011, the Company noted the existence of no such indicators warranting the performance of an impairment test.

See Note 10 for further information related to the Company’s intangible assets.

Asset Retirement Obligations

To the extent a legal obligation exists, an asset retirement obligation (“ARO”) is recorded at its estimated fair value and accretion expense is recognized over time as the discounted liability is accreted to its expected settlement value. Fair value is measured using expected future cash outflows discounted at Tronox’s credit-adjusted risk-free interest rate. No market-risk premium has been included in the Company’s calculation of ARO balances since no reliable estimate can be made by the Company. The Company’s consolidated financial statements classify accretion expense related to asset retirement obligations as a production cost, which is included in “Cost of goods sold” on the Consolidated Statements of Operations. See Note 11 for additional information regarding asset retirement obligations.

The Company’s most significant ARO at December 31, 2011 and 2010 was its share of mine closure and rehabilitation costs associated with the Tiwest Joint Venture. Significant judgment is applied in estimating the ultimate cost that will be required to rehabilitate the mines. The Company used the following assumptions in determining asset retirement obligations associated with mine closure and rehabilitation costs associated with the Tiwest Joint Venture:

•	Inflation of 2.5% per year during 2011 and 2.5% per year during 2010

•	Credit adjusted risk-free interest rate of 6.1% per year during 2011 and 13.6% per year during 2010

•	Life of mine over 15 years in 2011 and 13 years in 2010

•	Life of mine rehabilitation over 18 years in 2011 and 19 years in 2010

A primary factor resulting in the 2010 credit adjusted risk-free interest rate of 13.6% was the Company’s bankruptcy status.

Environmental Remediation and Other Contingencies

In accordance with ASC 450 and ASC 410, Asset Retirement and Environmental Obligations (“ASC 410”), the Company recognizes a loss and records an undiscounted liability when litigation has commenced or a claim or assessment has been asserted, or, based on available information, commencement of litigation or assertion of a claim or assessment is probable, and the associated costs can be reasonably estimated. Aside from the Legacy Environmental Liabilities, which are discussed in Note 5, the Company estimates environmental liabilities on a case by case basis. Estimates of environmental liabilities, which include the cost of investigation and remediation, are based on a variety of factors, including, but not limited to, the stage of investigation, the stage of the remedial design, evaluation of existing remediation technologies, presently enacted laws and regulations as well as prior experience in remediation of contaminated sites. In future periods, a number of factors could change the Company’s estimate of environmental remediation costs, such as changes in laws and regulations, or changes in their interpretation or administration or relevant cleanup levels; revisions to the remedial design; unanticipated construction problems; identification of additional areas or volumes of contaminated soils and groundwater; the availability of information to estimate probable but previously inestimable obligations; and changes in costs of labor, equipment and technology.

To the extent costs of investigation and remediation have been incurred and are recoverable from federal, state, or other governmental agencies and have been incurred or are recoverable under certain insurance policies or from other parties and such recoveries are deemed probable, the Company records a receivable for the estimated amounts recoverable (undiscounted). Receivables are reflected on the Consolidated Balance Sheets in either “Accounts receivable” or as a component of “Other Long-Term Assets,” depending on the estimated timing of collection.

Self Insurance

The Company is self-insured for certain levels of general and vehicle liability, property, workers’ compensation and health care coverage. The cost of these self-insurance programs is accrued based upon estimated fully developed settlements for known and anticipated claims. Any resulting adjustments to previously recorded reserves are reflected in current operating results. The Company does not accrue for general or unspecific business risks.

Revenue Recognition

Revenue is recognized when persuasive evidence of a sales arrangement exists, delivery has occurred, sales price is fixed or determinable and collectability is reasonably assured. All amounts billed to a customer in a sales transaction related to shipping and handling represent revenues earned and are reported as net sales. Costs incurred by the Company for shipping and handling are reported in “Cost of goods sold” on the Consolidated Statements of Operations.

Cost of Goods Sold

Cost of goods sold includes the costs of purchasing, manufacturing and distributing products, including raw materials, energy, labor, depreciation and other production costs. Receiving, distribution, freight and warehousing costs are also included in “Cost of goods sold” on the Consolidated Statements of Operations.

Selling, General and Administrative Expenses

Selling, general and administrative expenses include costs related to marketing, sales, agent commissions, research and development, legal and administrative functions such as human resources, information technology, investor relations, accounting, treasury, and tax compliance. Costs include expenses for salaries and benefits, travel and entertainment, promotional materials and professional fees.

Research and Development

Research and development costs were $8.7 million, $0.4 million, $6.1 million and $5.0 million for the eleven months ended December 31, 2011, one month ended January 31, 2011 and years ended 2010 and 2009, respectively, and were expensed as incurred.

Pension and Postretirement Accounting

The Company provides pension and postretirement benefits for qualifying employees worldwide, which are accounted for in accordance with ASC 715, Compensation—Retirement Benefits (“ASC 715”). During 2008 and 2009, the Company froze its U.S. nonqualified benefit plan and qualified benefit plan, respectively.

See Note 17 for additional information regarding pension and postretirement benefits.

Stock-Based Compensation

The Company accounts for its stock-based compensation in accordance with ASC 718, Compensation-Stock Compensation (“ASC 718”).

Liability Restricted Stock Awards—The Company withholds the highest combined maximum rate imposed under all applicable federal, state, local and foreign tax laws on behalf of employees that received stock awards. As such, these restricted stock awards are classified as liability awards and are re-measured to fair value at each reporting date. The restricted stock awards classified as liabilities contain only a service condition and have graded vesting provisions. The Company has elected to recognize compensation costs on a straight-line basis over the requisite service period for the entire award.

Equity Restricted Stock Awards—The fair value of equity instruments is measured based on the average stock price on the grant date and is recognized over the vesting period. The restricted stock awards contain service, market and/or performance conditions. For awards containing only a service condition, the Company has elected to recognize compensation costs using the straight-line method over the requisite service period for the entire award. For awards containing a market condition, the fair value of the award is measured using the lattice model. For awards containing a performance condition, the fair value of the award is equal to the average stock price but compensation expense is not recognized until the Company concludes that it is probable that the performance condition will be met. The Company reassesses the probability each quarter.

Stock Options—The Black-Scholes option pricing model is utilized to measure the fair value of stock options. Stock options generally contain only service conditions and have graded vesting provisions. The Company has elected to recognize compensation costs using the straight-line method over the requisite service period for the entire award.

See Note 18 for additional information regarding employee stock-based compensation.

Income Taxes

The Company accounts for taxes in accordance with ASC 740, Income Taxes (“ASC 740”).

The Company has operations in several countries around the world and is subject to income and similar taxes in these countries. The estimation of the amounts of income tax involves the interpretation of complex tax laws and regulations and how foreign taxes affect domestic taxes, as well as the analysis of the realizability of deferred tax assets, tax audit findings and uncertain tax positions. Although the Company believes its tax accruals are adequate, differences may occur in the future, depending on the resolution of pending and new tax matters.

Deferred tax assets and liabilities are determined based on temporary differences between the financial reporting and tax bases of assets and liabilities using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. A valuation allowance is provided against a deferred tax asset when it is more likely than not that all or some portion of the deferred tax asset will not be realized. The Company periodically assesses the likelihood that it will be able to recover its deferred tax assets and reflects any changes in its estimates in the valuation allowance, with a corresponding adjustment to earnings or other comprehensive income (loss), as appropriate. ASC 740 requires that all available positive and negative evidence be weighted to determine whether a valuation allowance should be recorded.

The amount of income taxes the Company pays is subject to ongoing audits by federal, state and foreign tax authorities, which may result in proposed assessments. The Company’s estimate for the potential outcome for any uncertain tax issue is highly judgmental. The Company assesses its income tax positions and records tax benefits for all years subject to examination based upon its evaluation of the facts, circumstances and information available at the reporting date. For those tax positions for which it is more likely than not that a tax benefit will be sustained, the Company records the amount that has a greater than 50% likelihood of being realized upon settlement with a taxing authority that has full knowledge of all relevant information. Interest and penalties are accrued as part of tax expense, where applicable. If the Company does not believe that it is more likely than not that a tax benefit will be sustained, no tax benefit is recognized.

See Note 19 for additional information regarding income taxes.

Fair value measurement

The Company accounts for its financial assets and liabilities in accordance with ASC 820, Fair Value Measurements and Disclosures, (“ASC 820”). In measuring fair value on a recurring basis, the Company utilizes valuation techniques that maximize the use of observable inputs and minimize the use of unobservable inputs, to the extent possible, and considers counterparty credit risk in its assessment of fair value.

Accounting for KM Legacy Liabilities	12 Months Ended
Dec. 31, 2011
Accounting For KM Legacy Liabilities [Abstract]
Accounting for KM Legacy Liabilities

5. Accounting for KM Legacy Liabilities

Background

In December 2008, the Company’s then newly appointed Chief Executive Officer informed the Board of Directors (the “Board”) of his concerns over the adequacy of the Company’s environmental liability reserves, and requested independent verification of such reserves prior to filing the 2008 annual report with the SEC. At its December 2008 meeting, the Board directed management to conduct an internal review of the reserve-setting process. In January 2009, management presented the Board with a summary of the internal review, and the Board directed management to hire an expert to review the adequacy of the Company’s environmental reserves as of December 31, 2008. As a result of the preliminary findings from the expert’s review (which consisted of an analysis of documents, interviews of the Company’s environmental project managers, and other information related to a sample of eleven environmental sites or categories of environmental sites selected by the Company), on May 5, 2009, the Company filed a Form 8-K under Item 4.02 stating that its previously-filed financial statements, while the Company was a reporting entity under the SEC’s rules and regulations, could no longer be relied upon because it had failed to establish adequate reserves for the KM Legacy Liabilities as required by U.S. GAAP. The Company also disclosed that its review was continuing and that any required increases to the reserves, while unknown at the time, would be material.

In 2002, Kerr-McGee began an internal restructuring (the “KM Restructuring”) that transferred its oil and gas business to a newly formed entity. Tronox Incorporated was formed in May 2005 as the parent holding company for the Kerr-McGee chemical business and for liabilities related to historic operations of Kerr-McGee that had been terminated, discontinued, or divested prior to the IPO (the “Discontinued Businesses”), including the significant KM Legacy Liabilities that were not related to the ongoing operations of the Kerr-McGee chemical business. The KM Restructuring and Kerr-McGee’s spin-off of the Company, which were completed in March 2006 (the “Spin-Off”), resulted in the Debtors becoming solely responsible for the liabilities of the Discontinued Businesses, including the KM Legacy Liabilities.

Substantially all of the KM Legacy Liabilities related to the Discontinued Businesses, and were never related to the Company’s core chemical business. Substantially all of the Legacy Environmental Liabilities related to liabilities for civil remediation and other environmental claims by federal, state, local, tribal and quasi-governmental agencies arising from historical activities by Kerr-McGee or its antecedents over a 60-year period at more than 2,800 wood treatment, thorium, refining, petroleum marketing, coal, nuclear, offshore contract drilling, mining, fertilizer, waste disposal and other sites throughout the United States. The Legacy Environmental Liabilities included claims for soil, groundwater and other contamination resulting from, among other things, radioactive waste rock from uranium mining on the Navajo Nation and elsewhere in the southwestern United States, creosote used in the treatment of railroad ties at approximately 40 sites across the United States, the production of ammonium perchlorate in Nevada for use in rocket fuel, the production of radioactive thorium in Illinois for use in gas mantles, the manufacture and blending of fertilizer products at dozens of sites across the United States, and the production and sale of petroleum products at various refineries and storage facilities and hundreds of service stations across the United States. The Legacy Environmental Liabilities also included liabilities related to Superfund Sites in Jacksonville, Florida; Manville, New Jersey; Soda Springs, Idaho; West Chicago, Illinois; Milwaukee, Wisconsin; and Wilmington, North Carolina. The Legacy Tort Liabilities consisted principally of civil tort claims held by individual plaintiffs alleging personal injuries and property damage caused by exposure to asbestos, benzene, creosote, or other environmental contamination or chemical exposure, in each case arising in connection with the Discontinued Businesses.

The Debtors’ primary creditors in the bankruptcy proceedings were the U.S. government and more than 30 state, local, tribal and quasi-governmental entities that held claims related to the Legacy Environmental Liabilities and thousands of individual holders of claims related to the Legacy Tort Liabilities. Certain of the KM Legacy Liabilities were administrative claims that would have been required to be paid in full, in cash, under the Bankruptcy Code while others may not have been dischargeable at all post-bankruptcy. As a result, the Bankruptcy Court could not impose a resolution of the KM Legacy Liabilities without the consent of the related claimants and the Company could not have successfully reorganized without resolving the KM Legacy Liabilities in total. In addition, resolving the claims on an individual basis would have required an extensive, costly and time-consuming process that might not have been possible and likely would have threatened the successful reorganization of the Company. Accordingly, the resolution of these claims on an overall or total basis was essential.

Negotiations regarding the overall resolution of the KM Legacy Liabilities began shortly after the Petition Date. A preliminary agreement in principle was signed in December 2009 and the Company reached the Settlement in November 2010. The Settlement was approved by the Bankruptcy Court on November 30, 2010, subject, in the case of the Environmental Settlement, to a public notice-and-comment period required by applicable environmental laws. This period expired on December 29, 2010, and the Environmental Settlement was approved by the Bankruptcy Court on January 26, 2011. As a result of the Settlement, the Company is no longer responsible for the KM Legacy Liabilities following its emergence from bankruptcy.

Accounting for the KM Legacy Liabilities in 2009

Typically the bankruptcy process involves reconciliation of claims between a debtor and its creditors on an individual basis, with an allowed amount for each claim ultimately agreed to by the parties and/or set forth in an order of the bankruptcy court. With respect to large, complex and disputed claims such as those related to the KM Legacy Liabilities, the individual resolution of such claims typically would be implemented pursuant to certain provisions of the federal rules of bankruptcy procedure. In either scenario, as a claim is allowed by the court, the debtor adjusts its books and records for the allowed amount of the claim in the period such allowed amount is approved. The allowed claim amount is the basis used to allocate recoveries among the creditors, with the settled amount being the amount ultimately recovered by the creditors. An allowed claim amount is not typically the same as the settled or recovered amount. The difference between the allowed amount and the settled or recovered amount is recognized as part of the reorganization adjustment to record the consummation of the reorganization plan under fresh-start accounting.

In contrast, because of the nature and magnitude of the KM Legacy Liabilities, the Company could not successfully reorganize without resolving them on an overall basis. As a result, the parties bypassed the customary individual claims reconciliation process described above and instead embarked on a process to resolve the KM Legacy Liabilities in total. That process culminated in the Settlement. The claims related to the KM Legacy Liabilities were never individually “allowed” or “settled” during the claims resolution process in the bankruptcy proceedings because they were settled “in total” pursuant to the Settlement that was then implemented by consummation of the Plan. Accordingly, no final amounts for individual claims were “allowed” or determined in the bankruptcy proceedings. Nor was the amount of the Settlement a “settled amount” as such term is used in the bankruptcy accounting literature.

Accordingly, the Company concluded that the amount of the Settlement should be considered to be the “expected amount” of the allowed claims for all of the KM Legacy Liabilities during all accounting periods while the Company was in bankruptcy through to the date of its emergence, and therefore should be accounted for as such in accordance with ASC 852. Furthermore, as a result of the bankruptcy and the subsequent negotiations to resolve the KM Legacy Liabilities on an overall basis, the Company concluded it was appropriate to cease using ASC 410, Asset Retirement and Environmental Obligations (“ASC 410”) (i.e., recognizing and measuring the liabilities on a site-by-site basis), and instead viewed the Legacy Environmental Liabilities as a single significant liability that could only be measured on an aggregate basis.

In addition, because the KM Legacy Liabilities were loss contingencies, ASC 450 was applied. ASC 450 provides that loss contingencies should be recorded when information available before the financial statements are issued or are available to be issued indicates that an asset had been impaired or a liability had been incurred at the date of the financial statements. Therefore, the Company concluded that, from the Petition Date, it was more appropriate to account for the KM Legacy Liabilities according to ASC 852 in conjunction with ASC 450, and not in accordance with ASC 410 which requires a site-by-site analysis.

In satisfaction of the Legacy Environmental Liabilities, the Company’s environmental creditors received approximately $325.9 million in cash and accounts receivable, other non-monetary assets (including the sites associated with the Legacy Environmental Liabilities) valued at $68.4 million, and the rights to 88% of any proceeds, if any, from the litigation that the Company commenced in May 2009 against Kerr-McGee and its new parent, Anadarko Petroleum Corporation (“Anadarko”), related to the Spin-Off (the “Anadarko Litigation”). In satisfaction of the Debtors’ liability for the Legacy Tort Liabilities, its tort creditors received approximately $17.6 million in cash and accounts receivable and the rights to 12% of any proceeds that may be recovered in the Anadarko Litigation.

Accordingly, the reserve for the KM Legacy Liabilities was adjusted to the amount of the Settlement in the quarter ended March 31, 2009, the accounting period during which the Debtors filed for bankruptcy. The Settlement amount of $411.9 million was used to initially calculate the amount of the contingent liability, then was adjusted for payments made for environmental remediation work performed in 2009, 2010 and through to the Effective Date in 2011. As a result, the Company adjusted the reserve for the KM Legacy Liabilities in the first quarter of 2009 resulting in a credit of $75.7 million on the Consolidated Statements of Operations and a corresponding balance of $536.4 as of March 31, 2009 on the Consolidated Balance Sheets. The Company calculated the amount of the Settlement, using existing U.S. GAAP rules on exchange transactions, as the funded cash settlement amount plus the fair value of the non-monetary assets exchanged. The Company also transferred rights to certain insurance proceeds, other reimbursement agreements, and the proceeds of the Anadarko Litigation, if any; however, because these are gain contingencies, they were not used in calculating the Settlement amount. The adjustment in 2009 is reflected in “Reorganization income (expense)” on the Consolidated Statements of Operations.

.Balance Sheet Data	12 Months Ended
Dec. 31, 2011
Basis of Presentation and Balance Sheet Data [Abstract]
Balance Sheet Data

8. Balance Sheet Data

Accounts Receivable

Accounts receivable, net of related party receivables and the related allowance for doubtful accounts, consisted of the following at December 31, 2011 and 2010:

	Successor	Predecessor
	December 31, 2011	December 31, 2010
	(Millions of dollars)
Accounts receivable—trade	$268.7	$209.8
Receivable from insurers(1)	—	33.1
Other	2.6	1.7

Total	271.3	244.6
Allowance for doubtful accounts	(0.4)	(0.8)

Net	$270.9	$243.8

(1)	Receivables from insurers relate to reimbursements of certain environmental expenditures. Environmental-related receivables not expected to be collected within one year from the balance sheet date are reflected in “Other Long-Term Assets” on the Consolidated Balance Sheets.

Inventories

Inventories, net of allowance for obsolete inventories and supplies, consisted of the following at December 31, 2011 and 2010:

	Successor	Predecessor
	December 31, 2011	December 31, 2010
	(Millions of dollars)
Raw materials	$123.5	$62.7
Work-in-process	9.0	6.9
Finished goods(1)	130.3	80.0
Materials and supplies, net(2)	48.4	48.8

Total	$311.2	$198.4

(1)	Includes inventory on consignment to others of approximately $12.0 million and $8.1 million at December 31, 2011 and 2010, respectively.
(2)	Materials and supplies consist of processing chemicals, maintenance supplies and spare parts, which will be consumed directly and indirectly in the production of the Company’s products.

Prepaid and Other Current Assets

Prepaid and other current assets consisted of the following at December 31, 2011 and 2010:

	Successor	Predecessor
	December 31, 2011	December 31, 2010
	(Millions of dollars)
Prepaid expenses	$10.2	$17.6
Environmental settlement escrows(1)	—	41.3
Cash collateralized letters of credit and surety bonds	4.9	78.2
Other	6.6	7.7

Total	$21.7	$144.8

(1)	Funds held in escrow related to the environmental settlement agreement that were released at time of funding the environmental trusts.

Property, Plant and Equipment

Property, plant and equipment, net consisted of the following at December 31, 2011 and 2010:

	Successor	Predecessor
	December 31, 2011	December 31, 2010
	(Millions of dollars)
Land	$24.2	$33.3
Buildings	44.9	93.1
Machinery and equipment	417.1	995.1
Construction-in-progress	49.1	46.2
Mineral leaseholds	42.0	12.4
Other	33.1	62.7

Total	610.4	1,242.8
Less accumulated depreciation, depletion and amortization	(55.9)	(927.3)

Net	$554.5	$315.5

Depreciation expense for the eleven months ended December 31, 2011, one month ended January 31, 2011 and years ended December 31, 2010 and 2009 was $55.9 million, $3.8 million, $46.9 million and $49.8 million, respectively.

Other Long-Term Assets

Other long-term assets consisted of the following at December 31, 2011 and 2010:

	Successor	Predecessor
	December 31, 2011	December 31, 2010
	(Millions of dollars)
Receivable from the U.S. Department of Energy(1)	$—	$3.6
Investments in equity method investees(2)	—	14.8
Debt issuance costs, net	8.4	14.8
Deferred tax benefits	9.0	9.4
Other, net	3.2	4.1

Total	$20.6	$46.7

(1)	See Note 21.
(2)	The Company had an interest of approximately 30% in Basic Management, Inc. and Subsidiaries (“BMI”). BMIs combined financial statements included The Landwell Company, L.P., a limited partnership in which the Company had a direct interest of approximately 30%. The Company accounted for its investment in these companies under the equity method. Upon emergence from bankruptcy, these assets were transferred to the environmental trusts and the Company no longer has any ownership or investment in these companies.

Accrued Liabilities

Accrued liabilities consisted of the following at December 31, 2011 and 2010:

	Successor	Predecessor
	December 31, 2011	December 31, 2010
	(Millions of dollars)
Employee-related costs and benefits	$26.3	$23.1
Sales rebates	8.2	7.6
Taxes other than income taxes	5.2	8.3
Interest	1.3	1.3
Asset retirement obligations	0.9	1.4
Reserves for environmental remediation and restoration	0.1	0.2
Other	3.7	3.8

Total	$45.7	$45.7

Noncurrent Liabilities—Other

Noncurrent liabilities—other consisted of the following at December 31, 2011 and 2010:

	Successor	Predecessor
	December 31, 2011	December 31, 2010
	(Millions of dollars)
Reserve for uncertain tax positions	$0.9	$19.1
Asset retirement obligations	29.2	17.9
Reserve for workers’ compensation and general liability claims	8.5	8.2
Reserves for environmental remediation and restoration	0.5	0.6
Other	1.9	1.6

Total	$41.0	$47.4

Asset Retirement Obligations	12 Months Ended
Dec. 31, 2011
Asset Retirement Obligations [Abstract]
Asset Retirement Obligations

11. Asset Retirement Obligations

A summary of the changes in the asset retirement obligations during the eleven months ended December 31, 2011 and one month ended January 31, 2011 is as follows:

2011
(Millions of dollars)
Predecessor: Balance, January 1	$19.3
Fresh-start adjustments	9.5
Accretion expense	0.1
Changes in estimates, including cost and timing of cash flows(1)	(0.1)

Predecessor: Balance, January 31	$28.8
Settlements/payments	(1.5)
Accretion expense	1.9
Changes in estimates, including cost and timing of cash flows(1)	0.9

Successor: Balance, December 31	$30.1

Current portion included in accrued liabilities	$0.9

Noncurrent portion included in noncurrent liabilities—other	$29.2

(1)	Includes a decrease of $0.1 million and $0.1 million due to foreign currency revaluation of the Company’s Australian and Botlek obligations during the eleven months ended December 31, 2011 and one month ended January 31, 2011, respectively.

A summary of the changes in the asset retirement obligations during 2010 is included in the table below.

2010
(Millions of dollars)
Predecessor: Balance, January 1	$11.3
Settlements/payments	(0.9)
Accretion expense	0.5
Changes in estimates, including cost and timing of cash flows(1)	8.4

Predecessor: Balance, December 31	$19.3

Current portion included in accrued liabilities	$1.4

Noncurrent portion included in noncurrent liabilities—other	$17.9

(1)	Includes an increase of $1.3 million due to foreign currency revaluation of the Company’s Australian obligation in 2010.

A summary of the asset retirement obligations by site for the years ended December 31, 2011 and 2010 is included in the table below.

	Successor	Predecessor
	December 31, 2011	December 31, 2010
	(Millions of dollars)
Australia Tiwest Joint Venture	$19.1	$10.6
Botlek	9.8	7.5
Hamilton	1.2	1.2

Total asset retirement obligations	$30.1	$19.3

Transfers to Liabilities Subject to Compromise

As part of the Environmental Settlement, the Company contributed its Mobile, Alabama and Savannah, Georgia facilities. Therefore, the asset retirement liabilities were transferred to and are classified as “Liabilities subject to compromise” on the Consolidated Balance Sheets at December 31, 2010 (see Note 14).

Continuing Asset Retirement Obligations

The Company has recognized an obligation for its undivided share of the cost to close and rehabilitate the mine site in Western Australia, operated by the Tiwest Joint Venture. At December 31, 2011 and 2010, the accreted obligation represents management’s estimate of the total costs to restore the area that has been disturbed, as required under the mining lease.

The Botlek ARO relates to the future closure of the Company’s Botlek facility at the end of the Company’s long-term lease and to return the site back to original state upon plant closure and exit. The ARO was adjusted during 2010 to address the estimated costs and timing of the site obligations.

An ARO was recorded related to a process waste landfill at the Company’s Hamilton, Mississippi TiO 2 facility to address one-time closure costs (cap with liner and cover with soil) and annual monitoring costs of the closed landfill under applicable state environmental laws in Mississippi. Closure is expected to be completed in 2015.

Restructuring and Exit Activities	12 Months Ended
Dec. 31, 2011
Restructuring and Exit Activities [Abstract]
Restructuring and Exit Activities

13. Restructuring and Exit Activities

The Company previously owned and operated a TiO 2 plant in Antwerp, Belgium, which was shut down during 2001. Severance payments were expected to continue until 2016. During 2010 and 2009, the Company recorded payments of $0.5 million and $0.4 million, respectively. Additionally, during 2010 and 2009, the Company recorded adjustments related to the effects of foreign currency exchange of $0.4 million and nil, respectively, in “Other income (expense) on the Consolidated Statements of Operations, and other adjustments of nil and of $0.5 million, respectively, in “Cost of goods sold” on the Consolidated Statements of Operations. In 2010, the Company purchased an insurance annuity to satisfy the future severance obligations. Subsequently, the Belgian subsidiary was liquidated and the remaining reserves were reversed in 2010.

In 2009, the Company ceased TiO 2 operations at its Savannah, Georgia facility. Tronox subsequently removed all proprietary technology related to the TiO2 operations, wrote down certain inventories to net realizable value, recognized a restructuring charge for severance payments to employees of the Savannah TiO2 operations and recorded a reserve for $0.6 million. During 2010 and 2009, the Company recorded payments of $0.2 million and $0.4 million, respectively. Additionally, during 2010 and 2009, the Company recorded adjustments of $0.3 million and $0.8 million, respectively, in “Cost of goods sold” and “Other income (expense),” respectively, on the Consolidated Statements of Operations. Such costs were attributable to the Company’s pigment reportable segment. Pursuant to the Plan, the Savannah site was transferred to an environmental response trust upon Tronox Incorporated’s emergence from bankruptcy on February 14, 2011. The Company has determined that the Savannah TiO2 operations do not meet the criteria for discontinued operations treatment.

In January 2011, the Company accrued a severance liability related to the work force reduction upon emergence from bankruptcy. During the eleven months ended December 31, 2011, the Company recorded payments of $0.2 million. At December 31, 2011, the Company had no reserves for restructuring and exit activities.

Liabilities Subject to Compromise	12 Months Ended
Dec. 31, 2011
Liabilities Subject to Compromise [Abstract]
Liabilities Subject to Compromise

14. Liabilities Subject to Compromise

As a result of the bankruptcy, the payment of prepetition indebtedness was subject to compromise or other treatment under the Debtors’ Plan. Although actions to enforce or otherwise affect payment of prepetition claims were generally stayed, at hearings held in January 2009, the Bankruptcy Court granted final approval of the Debtors’ “first-day” motions, generally designed to stabilize the Debtors’ operations and covering, among other things, employee wages, health and benefit plans, qualified pension and savings plans, supplier relations, customer relations, business operations, utilities, tax matters, cash management and retention of professionals.

The Debtors paid all of their undisputed post petition payables in the ordinary course of business. In addition, the Debtors rejected certain prepetition executory contracts and unexpired leases with respect to the Debtors’ operations with the approval of the Bankruptcy Court, which were no longer required for ongoing operations. Damages resulting from rejection of executory contracts and unexpired leases are treated as general unsecured prepetition claims and were classified as “Liabilities subject to compromise” on the Consolidated Balance Sheets.

On May 28, 2009, the Bankruptcy Court entered an order establishing August 12, 2009 as the claims bar date. The claims bar date was the date by which most claims against the Debtors arising prior to the Debtors’ Chapter 11 filings had to be filed if the claimants wished to receive any distribution. On June 2, 2009, the Debtors commenced notification, including publication, to all known actual and potential creditors informing them of the bar date and the required procedures with respect to the filing of proofs of claim. As part of the bankruptcy, claims timely filed by the claims bar date were reconciled against the amounts listed, with certain exceptions, by the Debtors in their schedules of assets and liabilities. In most cases, to the extent the Debtors objected to any filed claims, the Bankruptcy Court made the final determination as to the amount, nature and validity of such claims. Moreover, the treatment of allowed claims against the Debtors was determined pursuant to the terms of the Plan, which was confirmed by the Bankruptcy Court on November 30, 2010. Liabilities subject to compromise were cleared through the implementation of the Plan in 2011.

Prepetition liabilities that were subject to compromise were reported at the amounts expected to be allowed, even if they settled for lesser amounts. Liabilities subject to compromise consisted of the following at December 31, 2010:

Predecessor
December 31,2010
(Millions of dollars)
Legacy Environmental Liabilities	$422.2
Senior Unsecured Notes due December 2012	350.0
Indirect environmental claims	38.6
Accounts payable	21.5
Interest payable	20.4
Legacy tort liabilities	17.9
Rejected contracts	9.5
Nonqualified benefits restoration plan	9.4
Income and franchise taxes payable	5.3
Other	5.5

Total liabilities subject to compromise	$900.3

Derivative Instruments	3 Months Ended
Mar. 31, 2012
Derivative Instruments [Abstract]
Derivative Instruments

15. Derivative Instruments

As a result of its Chapter 11 filing on January 12, 2009, the Company was in default under its natural gas and interest rate swap agreements which were terminated by the counterparties to those agreements immediately following the Petition Date. In accordance with accounting guidance, the unrealized gains and losses on these contracts were recognized in “Other income (expense)” on the Consolidated Statements of Operations of $0.7 million related to natural gas in 2009 and $1.3 million related to interest rate swaps in 2010 (which was offset by previously accrued derivative expenses of $1.3 million) when the contracts were set to mature. Subsequent to the termination of these contracts, the Company has not entered into new contracts to hedge its natural gas usage or variable interest payments.

Financial Instruments	12 Months Ended
Dec. 31, 2011
Financial Instruments [Abstract]
Financial Instruments

16. Financial Instruments

The Company holds or issues financial instruments for other than trading purposes. At December 31, 2011 and 2010, respectively, the carrying amounts and estimated fair values of these instruments are as follows:

	Successor		Predecessor
	December 31, 2011		December 31, 2010
	Carrying Value	Estimated Fair Value	Carrying Value	Estimated Fair Value
	(Millions of dollars)
Cash and cash equivalents	$154.0	$154.0	$141.7	$141.7
Long-term receivables	—	—	4.8	4.8
Grantor trust assets	—	—	1.0	1.0

The carrying amounts of cash and cash equivalents with maturities of three months or less represent a Level 1 fair value measurement based upon the existence of active markets with quoted prices for identical assets. Grantor trust assets, which consisted of cash and cash equivalents, were also a Level 1 fair value measurement based upon the existence of active markets with quoted prices for identical assets. The fair value of long-term receivables was equal to their carrying value; as such receivables were based upon contractual amounts.

Discontinued Operations	12 Months Ended
Dec. 31, 2011
Discontinued Operations [Abstract]
Discontinued Operations

20. Discontinued Operations

As discussed in Note 1, the German subsidiaries have been deconsolidated from the Company’s consolidated financial statements as of March 13, 2009. Management has determined that the operations and cash flows of the insolvent German subsidiaries qualify as a discontinued operation.

The following table presents pretax income (loss) from discontinued operations by type of cost and total after-tax loss from discontinued operations for the eleven months ended December 31, 2011, one month ended January 31, 2011 and years ended December 31, 2010 and 2009.

	Environmental Provisions(1)	Litigation Provisions, Legal and Other Costs(1)	Income(Loss) from Operations(2)	Total
	(Millions of dollars)
Successor: Eleven Months Ended December 31, 2011:
Total pretax gain (loss)	$—	$—	$—	$—
Tax benefit (provision)				—

Total after tax gain (loss)				$—

Predecessor: One Month Ended January 31, 2011:
Total pretax gain (loss)	$—	$(0.2)	$—	$(0.2)
Tax benefit (provision)				—

Total after tax gain (loss)				$(0.2)

Predecessor: Year Ended December 31, 2010:
Total pretax gain (loss)	$2.2	$(1.1)	$0.1	$1.2
Tax benefit (provision)				—

Total after tax gain (loss)				$1.2

Predecessor: Year Ended December 31, 2009:
Total pretax gain (loss)	$2.5	$(2.2)	$(9.8)	$(9.5)
Tax benefit (provision)				(0.3)

Total after tax gain (loss)				$(9.8)

(1)	Legal and environmental costs are allocated to discontinued operations on a specific identification basis. Other costs are primarily comprised of insurance and ad valorem taxes on properties of these former businesses under remediation.
(2)	The Company’s income (loss) from operations related to its German operations.

Contingencies	12 Months Ended
Dec. 31, 2011
Contingencies [Abstract]
Contingencies

21. Contingencies

Contingencies Related to Ongoing Businesses of Tronox

In accordance with ASC 450, Contingencies, and ASC 410, Asset Retirement and Environmental Obligations, Tronox Incorporated recognizes a loss and records an undiscounted liability when litigation has commenced or a claim or an assessment has been asserted, or, based on available information commencement of litigation or assertion of a claim or assessment is probable, and the associated costs can be estimated. It is not possible for Tronox Incorporated to reliably estimate the amount and timing of all future expenditures related to environmental matters because, among other reasons:

•

Environmental laws and regulations, as well as enforcement policies and clean up levels, are continually changing, and the outcome of court proceedings, alternative dispute resolution proceedings (including mediation) and discussions with regulatory agencies are inherently uncertain.

The Company believes that it has reserved adequately for the probable and reasonably estimable costs of known contingencies. There is no environmental litigation, claim or assessment that has been asserted nor is there any probability of an assessment or a claim for which the Company has not recorded a liability. However, additions to the reserves may be required as additional information is obtained that enables the Company to better estimate its liabilities. The Company cannot reliably estimate the amount of future additions to the reserves at this time. In certain situations, reserves may be probable but may not be estimable. Additionally, sites may be identified in the future where the Company could have potential liability for environmental related matters. If a site is identified, the Company will evaluate to determine what reserve, if any, should be established. For additional discussion of environmental matters, see “Tronox Incorporated Management’s Discussion and Analysis of Financial Condition and Results of Operations.”

The Company is subject to extensive regulation by federal, state, local and foreign governments. Governmental authorities regulate the generation and treatment of waste and air emissions at the Company’s operations and facilities. At many of its operations, the Company also complies with worldwide, voluntary standards such as International Organization for Standardization (“ISO”) 9002 for quality management and ISO 14001 for environmental management. ISO 9000 and 14000 are standards developed by the ISO, a nongovernmental organization that promotes the development of standards and serves as a bridging organization for quality and environmental standards. The Company is also subject to various federal, state and local environmental laws and regulations that require environmental assessment or remediation efforts (collectively environmental remediation) at multiple locations.

The Company’s reserves for environmental contingencies related to its ongoing businesses amounted to $0.6 million and $0.8 million at December 31, 2011 and 2010, respectively, of which $0.5 million at December 31, 2011 and $0.6 million at December 31, 2010 was classified in “Other Non-current Liabilities” on the Consolidated Balance Sheets.

The following table summarizes the contingency reserve balances, provisions, payments and settlements for the eleven months ended December 31, 2011, one month ended January 31, 2011 and years ended December 31, 2010 and 2009, as well as balances, accruals and receipts of reimbursements of environmental costs from other parties.

Reserves for Environmental Remediation(1)
(Millions of dollars)
Predecessor: Balance at December 31, 2008	$0.5
Provisions/Accruals	—
Payments	(0.1)

Predecessor: Balance at December 31, 2009	$0.4
Provisions/Accruals	0.4
Payments	—

Predecessor: Balance at December 31, 2010	$0.8
Provisions/Accruals	—
Payments	(0.1)

Successor: Balance at February 1, 2011	$0.7
Provisions/Accruals	—
Payments	(0.1)

Successor: Balance at December 31, 2011	$0.6

(1)	Provision for environmental remediation and restoration at December 31, 2011, January 31, 2011 and December 31, 2010 and 2009 includes $0.3 million, $0.4 million, $0.4 million, and nil, respectively, related to the Company’s Oklahoma Tech Center. These charges are reflected in “Provision for environmental remediation and restoration, net of reimbursements” on the Consolidated Statements of Operations.

Legal

In August 2011, the outstanding legal disputes between the Company and RTI Hamilton, Inc dating back to 2008 came to a close with the parties reaching an agreement in principle. The agreement reflects a compromise and settlement of disputed claims in complete accord and satisfaction thereof. RTI Hamilton paid Tronox the sum of $10.5 million within five business days of receipt of the Bankruptcy Court Approval. Of the total payment, $0.7 million constitutes payment for capital costs incurred by Tronox in relation to the agreement, plus interest.

The Western Australian Office of State Revenue (the “OSR”) continues to review their technical position on the imposition of stamp duty on the transfer of the Company’s shares related to Kerr-McGee’s restructuring in 2002 and from the share transfer related to the spinoff of the Company from Kerr-McGee in 2005. The OSR recently contacted the Company seeking additional information related to the 2005 spinoff. In addition, the OSR informed the Company that it has made a preliminary determination that the Company was land rich at the time of the 2002 share transfers and, as a result, the Company may be liable for stamp duty and penalties arising from that share transfer. The OSR has not made an assessment at this time and continues discussions with the Company and its legal advisors. The Company has accrued stamp duty on the 2002 transaction in the amount of $3.2 million based upon its position that the Company was not land rich at the time of the share transfers. The Company intends to exercise all of its legal and administrative remedies in the event that the OSR makes an assessment based upon its claim that it is land rich.

Registration Rights Agreement

On the Effective Date, the Company entered into a Registration Rights Agreement (the “Registration Rights Agreement”) with certain stockholders of the Company party thereto. Pursuant to the Registration Rights Agreement, among other things, the Company was required to file with the SEC, pursuant to Section 13(a) of the Exchange Act, a registration statement for its New Common Stock prior to September 30, 2011. The Company did not meet the September 30, 2011 deadline, and therefore, is expected to be subject to liquidation damages of approximately $2.0 million. The Company accrued $2.0 million related to such liability and, as of December 31, 2011, the Company received and paid claims in the amount of $0.6 million. Through February 15, 2012, the Company received and paid additional claims in the amount of $0.3 million.

Other Matters

From time to time, the Company may be party to a number of legal and administrative proceedings involving environmental and/or other matters in various courts or agencies. These proceedings, individually and in the aggregate, may have a material adverse effect on the Company. These proceedings may be associated with facilities currently or previously owned, operated or used by the Company and/or its predecessors, some of which may include claims for personal injuries, property damages, cleanup costs and other environmental matters. Current and former operations of the Company may also involve management of regulated materials, which and are subject to various environmental laws and regulations. These laws and regulations may obligate the Company to clean up various sites at which petroleum and other hydrocarbons, chemicals, low-level radioactive substances and/or other materials have been contained, disposed of or released. Some of these sites have been designated Superfund sites by the United States Environmental Protection Agency (the “EPA”) pursuant to the comprehensive environmental response compensation and liability act (“CERCLA”) or state equivalents. Similar environmental laws and regulations and other requirements exist in foreign countries in which the Company operates.

KM Legacy Liabilities

At the time of the Contribution and IPO, The Company became liable for the KM Legacy Liabilities, including the Legacy Environmental Liabilities. As further described in Note 5, the KM Legacy Liabilities primarily relate to businesses and operations of Kerr-McGee that were shut down or discontinued prior to the Contribution and IPO, and represent over 2,800 individual locations; such businesses involved the treatment of forest products, the production of rocket fuel, the refining and marketing of petroleum products, offshore contract drilling, coal mining, and the mining, milling and processing of nuclear materials. As discussed in Note 1, as part of the Plan, the Company reached the Settlement, which resolved its obligations for the KM Legacy Liabilities. As a result, the KM Legacy Liabilities are not included in the Company’s financial statements after the Effective Date.

The Company’s reserves for the KM Legacy Liabilities amounted to $440.1 million and $518.3 million at December 31, 2010 and 2009, respectively, which were classified in “Liabilities subject to compromise” on the Consolidated Balance Sheets. The following table provides a reconciliation of the changes in the KM Legacy Liabilities during the eleven months ended December 31, 2011, one month ended January 31, 2011 and the years ended December 31, 2010 and 2009.

	Legacy Tort Liabilities(1)	Legacy Environmental Liabilities(1)	Reimbursements Receivables(5)
	(Millions of dollars)
Predecessor: Balance at December 31, 2008	$14.8	$579.6	$64.5
Provisions/Accruals	—	—	2.6
KM Legacy Liability Settlement(2)	(4.6)	(71.1)	—
Transfers(3)	9.0	16.7	—
Payments	(0.6)	(25.5)	(12.9)

Predecessor: Balance at December 31, 2009	$18.6	$499.7	$54.2
Provisions/Accruals(4)	(0.3)	—	31.6
Transfers	—	—	(36.4)
Payments	(0.4)	(77.5)	(12.7)

Predecessor: Balance at December 31, 2010	$17.9	$422.2	$36.7
Payments	—	(27.8)	(4.8)
Settlements	(17.9)	(394.4)	—

Successor: Balance at February 1, 2011	$—	$—	$31.9
Payments	—	—	(31.9)

Successor: Balance at December 31, 2011	$—	$—	$—

(1)	Reflected in “Liabilities subject to compromise” on the Consolidated Balance Sheets at December 31, 2010 and 2009.
(2)	Provision for the Legacy Tort Liabilities and the Legacy Environmental Liabilities in 2009 represent the Settlement adjustment recorded in 2009 (see Note 1).
(3)	Includes reclassifications in from other accounts of asset retirement liabilities and general and auto reserves, which were included in the Settlement. Includes reclassifications out of indirect environmental claims classified separately in the Consolidated Balance Sheets.
(4)	Reimbursement Receivables accrual includes $47.7 million related to the Henderson, Nevada facility and $1.7 million related to the West Chicago, Illinois facility, partially offset by a $17.8 million write-off related to the cancellation of the MSA.
(5)	Reimbursement Receivables for environmental remediation and restoration at December 31, 2010 and 2009 include $36.7 million and $54.2 million, respectively, related to insurance proceeds, as well as reimbursements from the U.S. Department of Energy and Anadarko under the MSA. During 2010, the Company rejected the MSA as part of the bankruptcy process and therefore reversed $17.8 million of unpaid receivables related thereto.

As discussed in Note 1, as part of the Plan, the Debtor’s reached the Settlement that resolved its obligations for the KM Legacy Liabilities. The Settlement established certain environmental response and tort claims trusts in exchange for cash, certain non-monetary assets, and the rights to the proceeds of certain ongoing litigation and insurance and other third party reimbursement agreements. The amount of the Settlement was approximately $411.9 million, excluding any estimate of amounts for the rights to proceeds from ongoing litigation and insurance proceeds.

During the eleven months ended December 31, 2011, the Company received an additional $4.5 million in insurance proceeds not included in the receivable balances above. The additional reimbursement was recorded to income upon receipt.

At December 31, 2010, the Company estimated the amount of probable insurance recoveries associated with the environmental reserve based on management’s interpretations and estimates surrounding the available or applicable insurance coverage. As such, the Company had a receivable for these probable insurance recoveries of $33.1 million, which was recorded in “Accounts Receivable” on the Consolidated Balance Sheets.

Master Separation Agreement

Pursuant to the MSA (which recites that it binds successors), Kerr-McGee was to reimburse the Company for a portion of the environmental remediation costs it incurred and paid (net of any cost reimbursements it recovered or expected to recover from insurers, governmental authorities or other parties). The reimbursement obligation extended to costs incurred at any site associated with any of the Company’s former businesses or operations.

With respect to any site for which the Company had established a reserve as of the effective date of the MSA, or alternatively for which no reserve had been established, 50% of the remediation costs the Company incurs in excess of the reserve amount (after meeting a $200,000 minimum threshold amount) would be reimbursable by Kerr-McGee, net of any amounts recovered or, in the Company’s reasonable and good faith estimate, that would be recovered from third parties. At December 31, 2009, the Company had a receivable of $17.8 million, primarily representing 50% of the settlement offer it had made related to a New Jersey wood-treatment site that Anadarko consented to contribute if the settlement were accepted.

Kerr-McGee’s aggregate reimbursement obligation to the Company could not exceed $100.0 million and was subject to various other limitations and restrictions. For example, Kerr-McGee was not obligated to reimburse the Company for amounts paid to third parties in connection with tort claims or personal injury lawsuits, or for administrative fines or civil penalties that the Company was required to pay. Kerr-McGee’s reimbursement obligation was also limited to costs that the Company actually incurred and paid within seven years following the completion of the IPO. In 2010, the Company rejected the MSA with Kerr-McGee as part of the bankruptcy process and reversed a total of $17.8 million in outstanding receivables.

Commitments	12 Months Ended
Dec. 31, 2011
Commitments and Contingencies [Abstract]
Commitment

22. Commitments

Leases

The Company has various commitments under noncancellable operating lease agreements, principally for railcars, office space and production equipment. The aggregate minimum annual rentals under all operating leases at December 31, 2011, are shown in the table below. Total rental expense related to operating leases was $11.6 million, $1.3 million, $14.6 million and $11.9 million, respectively, for the eleven months ended December 31, 2011, one month ended January 31, 2011 and years ended December 31, 2010 and 2009.

At December 31, 2011, minimum rental commitments under non-cancelable leases were approximately as follows:

Operating
(Millions of dollars)
2012	$9.2
2013	4.9
2014	4.2
2015	2.8
2016	2.5
Thereafter	8.4

Total minimum lease payments	$32.0

Purchase Obligations

Purchase obligations are agreements to purchase goods or services that are enforceable and legally binding and that specify all significant terms, including fixed or minimum quantities to be purchased, fixed, minimum or variable price provisions, and the approximate timing of the transaction. In the normal course of business, the Company enters into contractual agreements to purchase raw materials, process chemicals and utilities. Aggregate future payments under these contracts are shown in the table below.

	Payments Due by Year
Type of Obligation	2012	2013	2014	2015	2016	2017 and Thereafter	Total
	(Millions of dollars)
Ore contracts(1)	$365.1	$284.0	$312.0	$288.0	$—	$—	$1,249.1
Other purchase obligations	113.7	65.5	49.8	18.8	13.7	103.8	365.3

Total	$478.8	$349.5	$361.8	$306.8	$13.7	$103.8	$1,614.4

(1)	Approximately 71% of current annual usage acquired from one supplier.

Letters of Credit

At December 31, 2011, the Company had outstanding letters of credit in the amount of approximately $22.3 million, of which $17.6 million was outstanding under the Wells Revolver.

Other

The Company had entered into certain agreements that required it to indemnify third parties for losses related to environmental matters, litigation and other claims. No material obligations are presently known and, thus, no reserve has been recorded in connection with such indemnification agreements.

Labor Concentration—As of December 31, 2011, the Company had 925 employees, with 650 in the United States, 247 in Europe, 21 in Australia and 7 in other international locations. None of the Company’s employees in the United States are represented by collective bargaining agreements, and substantially all of its employees in Europe are represented by works’ councils. In addition, as of December 31, 2011, the Tiwest Joint Venture had 657 employees, all of whom were located in Australia. Approximately 48% of those employees are represented by collective bargaining agreements.

Subsequent Events	12 Months Ended
Dec. 31, 2011
Subsequent Events [Abstract]
Subsequent Events

26. Subsequent Events

The Company has evaluated subsequent events through March 22, 2012, the date the financial statements were issued.

Exit Facility Refinancing and Wells Revolver Amendment

On February 8, 2012, the Company refinanced the Exit Financing Facility and amended the Wells Revolver. The Company obtained a new Goldman Sachs facility comprised of a $550.0 million Senior Secured Term Loan and a $150.0 million Senior Secured Delayed Draw Term Loan (together, the Term Facility). The Term Facility expressly permits the Transaction and, together with existing cash, is expected to fund the cash needs of the combined business, including any cash needs arising from the Transaction.

The Term Facility bears interest at a base rate plus a margin of 2.25% or adjusted Eurodollar rate plus a margin of 3.25%. The base rate is defined as the greater of (i) the prime lending rate as quoted in the print edition of The Wall Street Journal, (ii) the Federal Funds Rate plus 0.50%, or (iii) 2%.

The Term Facility is secured by a first priority lien on substantially all of the Company’s and the subsidiary guarantors’ existing and future property and assets. This will include, upon the consummation of the Transaction, certain assets to be acquired in the Transaction.

The terms of the Term Facility provide for customary representations and warranties, affirmative and negative covenants and events of default. The terms of the covenants, subject to certain exceptions, restrict, among other things: (i) debt incurrence; (ii) lien incurrence; (iii) investments, dividends and distributions; (iv) dispositions of assets and subsidiary interests; (v) acquisitions; (vi) sale and leaseback transactions; and (vii) transactions with affiliates and shareholders. In addition, the Term Facility requires that a leverage ratio, as defined in the agreement, not exceed, as of the last day of any fiscal quarter, the correlative ratio as follows:

Fiscal Quarter Ending	Total Leverage Ratio
March 31, 2012 through December 31, 2015	3.00:1.00
March 31, 2016 and thereafter	2.75:1.00

On February 8, 2012, the Company amended the Wells Revolver to allow for the Transaction to occur while keeping the revolver in force.

Subsequent to the Transaction, new Tronox will have the opportunity to upsize or add additional asset based lending facilities in foreign jurisdictions up to a total limit of $400 million.